UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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ALPHABET INC.

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Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

Dear Stockholders

We are pleased to invite you to participate in our 2025 Annual Meeting of Stockholders (Annual Meeting) to be held on Friday, June 6, 2025, at 9:00 a.m., Pacific Time. We have adopted a virtual format for our Annual Meeting to provide a consistent experience to all stockholders regardless of location.

Alphabet stockholders of Class A or Class B common stock (or their proxy holders) as of the close of business on the record date, April 8, 2025 (Record Date), can participate in and vote at our Annual Meeting by visiting www.virtualshareholdermeeting.com/GOOGL25 and entering the 16-digit control number included in their Notice of Internet Availability of Proxy Materials (Notice), voting instruction form, or proxy card. All others may view a live webcast of our Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR on Friday, June 6, 2025, at 9:00 a.m., Pacific Time.

Further details regarding participation in our Annual Meeting and the business to be conducted are described in the Notice you received in the mail and in this proxy statement. We have also made available a copy of our 2024 Annual Report to Stockholders (Annual Report) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information and believe that providing our proxy materials online increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting.

Your vote is important. Whether or not you plan to participate in our Annual Meeting, we hope you will vote as soon as possible. You may vote online, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement and in the Notice you received in the mail. For more information, please see the Questions and Answers section of this proxy statement or visit the Annual Meeting of Stockholders section under the heading “Governance” on our Investor Relations website at https://abc.xyz/investor/annual-meeting/.

Thank you for your ongoing support of, and continued interest in, Alphabet.

Sincerely,

Sundar Pichai	John L. Hennessy
Chief Executive Officer	Chair of the Board of Directors

April 25, 2025

Alphabet 2025 Proxy Statement     2

Letter from the Chair of the Board of Directors

Dear Fellow Stockholders,

Reflecting on the past year, our Board remains deeply impressed by Alphabet’s innovation and progress. In 2024, the company continued to make significant advancements across the business, particularly in AI, maintaining its leadership position while delivering real-world benefits to billions of users.

Our Board is pleased with the company’s industry-leading work in AI, and the focus and dedication of its world-class research and engineering teams. Last year, we witnessed remarkable progress, from the evolution of Gemini models to the introduction of the agentic era with Gemini 2.0. The integration of AI into core products like Search and the way AI is now central to the company’s growing Cloud business demonstrate Google’s ability to translate cutting-edge research into helpful experiences and businesses.

Our Board continues to work actively with management to ensure there is robust governance to develop this important technology in a thoughtful, responsible way. This includes controls and frameworks around AI development, stringent privacy and safety policies, rigorous risk assessments, and transparent oversight.

We have always valued the crucial role of Google’s products and platforms as avenues for individuals to access information and express themselves freely. These platforms facilitate global communication and foster connection, learning, debate, and exchanging ideas. Our Board is supporting the company in its ongoing work to ensure these platforms remain open and accessible while addressing the important considerations around safety and responsibility.

Our Board brings a wide range of expertise and works collaboratively and closely with Sundar and the management team to oversee the company’s strategic direction and long-term investments. We are confident in the company’s ability to navigate the evolving technological landscape, continue to create value for our stockholders, and make technology and information more accessible to everyone.

On behalf of the Board of Directors, we sincerely appreciate your continued trust and support as we navigate this exciting future together.

Very truly yours,

John L. Hennessy
Chair of the Board of Directors

Alphabet 2025 Proxy Statement     3

Notice of 2025 Annual Meeting of Stockholders

Date & Time Friday, June 6, 2025 9:00 a.m., Pacific Time	Virtual Meeting Site www.virtualshareholdermeeting.com/GOOGL25	Who Can Vote Alphabet stockholders of Class A or Class B common stock (or their proxy holders) as of the close of business on April 8, 2025 (Record Date)

Items of Business		Alphabet Board Voting Recommendation
1.	Election of directors: Larry Page, Sergey Brin, Sundar Pichai, John L. Hennessy, Frances H. Arnold, R. Martin “Marty” Chávez, L. John Doerr, Roger W. Ferguson Jr., K. Ram Shriram, and Robin L. Washington	FOR each of the nominees
2.	Ratification of appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2025	FOR
3.	Stockholder proposals, if properly presented	AGAINST each of the stockholder proposals

And to consider such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

By order of the Board of Directors,

Sundar Pichai	John L. Hennessy
Chief Executive Officer	Chair of the Board of Directors

Review Your Proxy Statement and Vote In One Of Four Ways:

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker, or other holder of record to see which voting methods are available to you.

In advance of the Annual Meeting	Online Vote your shares at www.proxyvote.com. Have your Notice, voting instruction form, or proxy card for the 16-digit control number needed to vote.

By Telephone Call toll-free number 1-800-690-6903.

By Mail Sign, date, and return your proxy card in the enclosed envelope.

During the Annual Meeting	Online See page 99 for details on voting your shares during the Annual Meeting through www.virtualshareholdermeeting.com/GOOGL25.

This Notice of 2025 Annual Meeting of Stockholders, proxy statement, and form of proxy card are being distributed and made available on or about April 25, 2025.

This proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our investment and ongoing development of AI, our goals, commitments, and strategies, and our executive compensation program. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recently filed periodic report on Form 10-K. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, which speak as of the date of this proxy statement, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

In this proxy statement, the words “Alphabet,” “the company,” “we,” “our,” “ours,” “us,” and similar terms refer to Alphabet Inc. and its consolidated subsidiaries, unless the context indicates otherwise, and the word “Google” refers to Google LLC, a wholly owned subsidiary of Alphabet.

Alphabet 2025 Proxy Statement     4

Important Notice Regarding Internet Availability of Proxy Materials

This proxy statement and our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at https://abc.xyz/investor/annual-meeting/.

Incorporation By Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Alphabet under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit and Compliance Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)), “Executive Compensation—Leadership Development, Inclusion and Compensation Committee Report” and “Executive Compensation—Alphabet Pay vs. Performance” shall not be deemed to be so incorporated, unless specifically stated otherwise in such filing.

This proxy statement includes a number of references to websites, website addresses, and additional materials, including reports and blogs, found on those websites. The content of any websites and materials named, hyperlinked, or otherwise referenced in this proxy statement are not incorporated by reference into this proxy statement on Schedule 14A or in any other report or document we file with the SEC, and any references to such websites and materials are intended to be inactive textual references only.

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Proxy Statement Summary & Highlights

This section highlights selected information and does not contain all of the information that you should consider before voting. You should read the entire proxy statement carefully before voting.

2024 Business Highlights

2024 marked a pivotal year for Alphabet, driven by the impactful integration of our industry-leading AI capabilities into our products, platforms, and services. We made dramatic progress across compute, model performance, and efficiency, fueling rapid product innovation and increased user and developer engagement.The strategic deployment of Gemini models across our core products and platforms has fundamentally enhanced user experiences and empowered our global ecosystem. Our unique full-stack approach to AI innovation, encompassing robust infrastructure, world-class research, and global reach, positions us to operate at scale and lead in the AI era.We remain steadfast in our commitment to disciplined long-term investment, focusing on responsible AI development and the delivery of transformative experiences for our users, advertisers, partners, customers, and developers.

The following graphs compare our Class A and Class C’s cumulative 5-year total stockholder returns on common stock and capital stock, respectively, with the cumulative total returns of the S&P 500 index, the Nasdaq Composite index, and the RDG Internet Composite index.The graphs track the performance of a $100 investment in our common stock and capital stock, respectively, and in each index (with the reinvestment of all dividends) from December 31, 2019 to December 31, 2024.The returns shown are based on historical results and are not intended to suggest future performance.

Comparison of Cumulative 5-Year Total Return*
Alphabet Inc. Class A Common Stock

Among Alphabet Inc., the S&P 500 Index, the Nasdaq Composite Index, and the RDG Internet Composite Index

Comparison of Cumulative 5-Year Total Return*
Alphabet Inc. Class C Capital Stock

Among Alphabet Inc., the S&P 500 Index, the Nasdaq Composite Index, and the RDG Internet Composite Index

*$100 invested on December 31, 2019 in stock or index, including reinvestment of dividends.
Copyright© 2025 S&P, a division of The McGraw-Hill Companies Inc. All rights reserved.

Alphabet 2025 Proxy Statement     6

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Alphabet’s Board of Directors

Our Board believes that having a mix of directors with complementary qualifications, expertise, experience, backgrounds, and attributes is essential to meeting its multifaceted oversight responsibilities, representing the best interests of our stockholders, and providing practical insights and diverse perspectives.

Our Director Nominees

10	Nominees	70%	Independent

Technology & Innovation	Global Business
Directors with a significant background in technology, including through experience in technology-related businesses, academic and research institutions, bring critical understanding of our industry and the technological trends and innovation that shape our products, services, and AI-first strategy	Directors with experience in, and exposure to, operating within complex business environments and diverse markets, engaging with international stakeholders, and navigating global regulatory regimes and frameworks, enhance our Board’s oversight of Alphabet’s global operations, supply chains, and strategic execution

Finance	Nonprofit Board
Directors with professional experience in the financial sector, including through management of a financial firm or enterprise, contribute to our Board’s understanding of financial markets and to effective oversight of our capital structure, financial reporting, and financial activities, including our R&D investments	Directors with experience serving on nonprofit boards bring insight into overseeing and leading mission-driven organizations, foundations, and strategies for building successful partnerships with different customers and stakeholders, along with a nuanced perspective on ways in which our products, services and operations can make a positive impact on the communities we serve and operate within
Leadership
Leadership experience, including through service in public and private company executive roles or leadership of significant academic and other institutions, provides our Board with a deep understanding of organizational dynamics, complex operations, risk management, human capital and talent management, and other areas that are critical to overseeing a large global company and advancing our strategy

Alphabet 2025 Proxy Statement     7

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

The following table provides summary information about each director nominee as of April 8, 2025.

		Director		Membership on Standing Committees				Other Public
Name	Age	Since	Independent	ACC	LDICC	NCGC	EC	Boards(1)
Larry Page Co-Founder	52	1998						0
Sergey Brin Co-Founder	51	1998						0
Sundar Pichai Chief Executive Officer, Alphabet and Google	52	2017						0
John L. Hennessy (Chair) Former President of Stanford University	72	2004						0
Frances H. Arnold Linus Pauling Professor of Chemical Engineering, Bioengineering and Biochemistry at California Institute of Technology	68	2019						1
R. Martin “Marty” Chávez Partner and Vice Chairman of Sixth Street Partners	61	2022						0
L. John Doerr Chair of Kleiner Perkins	73	1999						1
Roger W. Ferguson Jr. Chief Investment Officer of Red Cell Partners	73	2016						2(2)
K. Ram Shriram Managing Partner of Sherpalo Ventures	68	1998						1
Robin L. Washington President and Chief Operating and Financial Officer of Salesforce	62	2019						1
ACC –	Audit and Compliance Committee
LDICC –	Leadership Development, Inclusion and Compensation Committee
NCGC –	Nominating and Corporate Governance Committee
EC –	Executive Committee
–	Committee Chair
Audit Committee Financial Expert

(1)	Alphabet’s Corporate Governance Guidelines provide that the maximum number of public company boards our directors can serve on is four, including membership on the Alphabet Board. All nominees are in compliance with this policy.
(2)	This includes Roger’s directorship at International Flavors and Fragrances, Inc. (IFF). On December 19, 2024, IFF announced that Roger will not stand for re-election as a director and chair of its board of directors at the end of his current term and intends to resign from its board of directors, effective as of the date of IFF’s 2025 annual meeting of stockholders on May 1, 2025.

Alphabet 2025 Proxy Statement     8

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Corporate Governance Highlights

Our corporate governance structure is designed to promote long-term stockholder value creation through the leadership and oversight provided by our thoughtfully and effectively composed Board. Our Board is committed to maintaining alignment with stockholder interests through our strong governance practices and by seeking and incorporating stockholder feedback that informs key areas of focus for our Board and the company each year.

Board Leadership and Composition	Board and Committee Practices	Stockholder Alignment

•  Independent Chair of the Board, separate from CEO role

•  100% independent key committees (ACC, LDICC, NCGC) and committee chairs

•  Review of each committee chair at least every three years

•  Board membership criteria established by the Board with consideration of potential director nominee’s integrity, strength of character, judgment, business experience, specific areas of expertise and knowledge of the industries in which the company operates, ability to devote sufficient time to attendance at and preparation for Board meetings, and factors relating to Board composition

•  Consideration of a range of skills, professional experiences, backgrounds, and viewpoints in evaluating potential director nominees

•  Annual Board and committee evaluations

•  Executive sessions of independent directors for all quarterly Board and committee meetings led by the Chair of the Board and committee chairs, respectively

•  Director commitment policy, which provides that the maximum number of public company boards directors can serve on is four (including Alphabet Board)

•  Director orientation and continuing education programs

•  Committee meetings open to all directors

•  Annual election for all directors

•  Majority voting standard for election of directors

•  Removal of directors with or without cause

•  Minimum stock ownership requirements for both executive officers and directors

•  Channels for stockholder feedback, including via engagements

•  Board oversight and evaluation of stockholder proposals submitted for consideration at the annual meeting of stockholders

•  Board to represent the balanced, best interests of the stockholders as a whole

For more detailed information on Alphabet’s corporate governance and risk oversight framework, see “Directors, Executive Officers, and Corporate Governance—Corporate Governance and Board Matters” beginning on page 24.

Engagement

We proactively engage with our stockholders and other stakeholders throughout the year on a broad range of topics that are of interest and priority to the company and our stockholders. These include business strategy and performance, corporate governance, executive compensation, environmental sustainability, content governance, data privacy and security, human rights, public policy and lobbying, and responsible AI, among other matters.

Our engagement enables us to better understand our stockholders’ priorities and perspectives, gives us an opportunity to elaborate on our initiatives, policies, and practices, and fosters open and constructive dialogue. We share the feedback from these conversations with our Board, which considers these perspectives as part of its evaluation and review of our practices and disclosures.

Alphabet 2025 Proxy Statement     9

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Transparency & Oversight Highlights

At Alphabet, we aim to build technology to help improve the lives of as many people as possible. In pursuing this goal, we develop products and services that we believe have a positive impact on the world and further the long-term interests of our business, stockholders, and stakeholders.

Our Board and its committees provide oversight over a wide range of matters, as part of our overall risk management efforts. Our Board oversees strategic, financial, and execution risks and exposures associated with our business strategy, product innovation, sales roadmap, policy matters, significant litigation and regulatory exposures, among others. Our Board also regularly reviews any risks that have been reviewed, assessed, and escalated to our Board from one or more of its committees. Each of our Board committees is responsible for overseeing risks and related exposures associated with their respective areas of responsibility, including:

•	Our Audit and Compliance Committee has the primary responsibility for oversight of risks associated with, among other matters, data privacy and security, competition, legal, regulatory, compliance, civil and human rights, and sustainability.
•	Our Leadership Development, Inclusion and Compensation Committee oversees leadership development matters and human capital management, including workplace environment and safety, and corporate culture.
•	Our Nominating and Corporate Governance Committee oversees risks and exposures associated with director and management succession planning, corporate governance, and overall Board effectiveness.

For more detailed information on our Board’s and each committee’s risk oversight role, see “Board’s Role in Risk Oversight” on page 31.

The scale and breadth of our products, services, and operations provide us both an opportunity and a responsibility to manage the company in a responsible way. We have a long track record of transparency, and we are proud of the leadership role the company has played in advancing disclosures on important issues. Visit our About Google website at https://about.google/company-info/reports/ for additional information and links to key reports across a broad range of topics that we believe are of interest to many of our stockholders and broader stakeholders, including on sustainability; data privacy and security; public policy; human rights; responsible AI; and supplier responsibility.

Executive Compensation Highlights

We design our executive officer compensation programs to attract and retain the world’s best talent, support Alphabet’s culture of innovation and performance, and align employee and stockholder interests.

Sound Program Design	Pay for Performance	Best Practices in Executive Compensation

•  Competitive total pay opportunity to attract, retain, and motivate leaders

•  Primarily equity-based compensation with payout aligned to long-term company performance

•  Multi-year vesting of stock awards

•  Continuous risk oversight and compensation design features that safeguard against excessive risk taking

•  Independent compensation consultants who provide guidance on compensation design and risk assessment

•  Performance stock awards with payout based on long-term company performance

•  Performance stock awards include total shareholder return modifier to reward significant positive outperformance of Alphabet relative to the companies comprising the S&P 100 for the applicable performance period

•  No change in control benefits

•  Prohibition of pledging and hedging ownership of Alphabet stock by executive officers, directors, and employees

•  No executive-only benefit plans or retirement programs

•  No excessive perquisites

For more detailed information on Alphabet’s executive compensation philosophy and practices, see “Compensation Discussion and Analysis” beginning on page 41.

Alphabet 2025 Proxy Statement     10

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Annual Meeting of Stockholders

Date & Time: Friday, June 6, 2025 9:00 a.m., Pacific Time

Virtual Meeting Access:

Alphabet stockholders (or their proxy holders) can participate in and vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/GOOGL25 and entering the 16-digit control number included in the Notice, voting instruction form, or proxy card. All others may view a live webcast of the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR on June 6, 2025, at 9:00 a.m., Pacific Time. A replay of the Annual Meeting will be available on our Investor Relations YouTube channel for approximately two weeks after the meeting.

Record Date: April 8, 2025

Voting: Holders of Class A or Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock is entitled to one (1) vote with respect to each director nominee and one (1) vote with respect to each of the proposals to be voted on. Each share of Class B common stock is entitled to ten (10) votes with respect to each director nominee and ten (10) votes with respect to each of the proposals to be voted on. The holders of the shares of Class A common stock and Class B common stock are voting as a single class on all matters. Holders of Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting.

Participating in the Annual Meeting: We have adopted a virtual format for the Annual Meeting to expand convenient access to, and make participation accessible for, stockholders from any geographic location with internet connectivity. We believe the virtual format encourages attendance and participation by a broader group of stockholders, while also reducing the cost and environmental impact associated with meetings held in-person.

You are entitled to participate in the Annual Meeting if you were a holder of Class A or Class B common stock as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/GOOGL25, you must enter the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice, voting instruction form, or the proxy card, or within the body of the email for electronic delivery recipients.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 30 minutes before the Annual Meeting on June 6, 2025. If you have difficulty accessing the meeting, please call 1-844-986-0822 (toll free) or 1-303-562-9302 (international). We will have technicians available to assist you.

Vote in Advance of the Meeting	Online Vote your shares at www.proxyvote.com. Have your Notice, voting instruction form, or proxy card for the 16-digit control number needed to vote.
By Telephone Call toll-free number 1-800-690-6903.
By Mail Sign, date, and return the enclosed proxy card or voting instruction form.
Vote Online During the Meeting	Online See page 99 for details on voting your shares during the Annual Meeting through www.virtualshareholdermeeting.com/GOOGL25.

Alphabet 2025 Proxy Statement     11

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Voting Matters and Vote Recommendations

Proposal		Alphabet Board Voting Recommendation	Rationale
Management Proposals:
1	Election of ten directors (page 60)	FOR each nominee	• Slate of highly qualified director nominees with a range of skills, backgrounds, and professional experiences aligned to Alphabet’s unique and evolving business
2	Ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (page 61)	FOR

•  Ernst & Young LLP is an independent accounting firm with the breadth of expertise and knowledge necessary to effectively audit Alphabet’s financial statements

•  All audit and non-audit services provided by Ernst & Young LLP are pre-approved by our Audit and Compliance Committee

Stockholder Proposals:
3	Stockholder proposal regarding “Support for Shareholder Right to Act by Written Consent” (page 65)	AGAINST

•  A written consent process does not promote transparent decision-making and could disenfranchise stockholders

•  Stockholder meetings offer important protections and advantages that are absent from the written consent process

4	Stockholder proposal regarding a financial performance policy (page 67)	AGAINST	• Our Board and its committees are best positioned to review the company’s capital allocation plan and ensure that executive compensation is aligned with such strategy and the best interests of our stockholders
5	Stockholder proposal regarding a report on charitable partnerships (page 69)	AGAINST

•  The proposal inappropriately seeks to undermine our ability to manage ordinary business operations and strategic initiatives

•  We already have a well-defined philanthropic program that adheres to strict internal governance and approval procedures

•  We maintain active oversight of our philanthropic efforts

6	Stockholder proposal regarding a request to cease CEI participation (page 72)	AGAINST

•  The proposal inappropriately seeks to undermine our ability to manage ordinary business operations and strategic initiatives

•  Our participation in organizations does not reflect an endorsement of their agendas

7	Stockholder proposal regarding an enhanced disclosure on climate goals (page 74)	AGAINST

•  We have a long track record of transparency and already provide information about our climate goals, progress, policies, and practices in our existing environment reporting

•  We strive to evolve our disclosures to align with best practices and expectations, including compliance with regulatory frameworks

8	Stockholder proposal regarding equal shareholder voting (page 76)	AGAINST	• Our current capital structure has provided significant long-term stability and growth • Our strong governance structure and independent board leadership hold management accountable
9	Stockholder proposal regarding a report on the due diligence process to assess human rights risks in CAHRA (page 79)	AGAINST

•  Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies

•  Our policies and principles are reviewed regularly to ensure we provide transparency and pursue AI responsibly to align with user goals, social responsibility, and widely accepted principles of international law and human rights

Alphabet 2025 Proxy Statement     12

Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Proposal		Alphabet Board Voting Recommendation	Rationale
10	Stockholder proposal regarding a report on risks of discrimination in GenAI (page 82)	AGAINST

•  We have published Our Approach to the Gemini App, and we regularly publish AI Responsibility reports, which provide detailed insights into our policies, practices, and processes for developing advanced AI systems, emphasizing neutral and universal design principles

•  Our AI model cards and in-depth technical reports (e.g., Gemini 1.5, Gemma, Imagen 3) address the concerns raised

11	Stockholder proposal regarding a report on AI data usage oversight (page 85)	AGAINST

•  Our AI and data governance frameworks, coupled with our stringent privacy and safety policies, provide comprehensive oversight of AI development and data usage risks

•  We actively collaborate with the broader online ecosystem to advance privacy standards and mitigate security risks

12	Stockholder proposal regarding a human rights impact assessment of AI-driven targeted ad policies (page 88)	AGAINST

•  Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies

•  We have developed solutions based on privacy-enhancing technologies to address concerns similar to those raised in this proposal

13	Stockholder proposal regarding a report on alignment of lobbying activities with child safety policies (page 91)	AGAINST

•  We have already published our ‘Legislative Framework to Protect Children and Teens Online’ and believe that the requested report is unnecessary

•  We strive to ensure that children and teens have positive and age-appropriate experiences on our platforms

14	Stockholder proposal regarding a report on online safety for children (page 94)	AGAINST

•  We have strong policies and take extensive steps in our products to protect children

•  We have a number of other voluntary disclosures that address these issues

•  A number of recent regulatory frameworks include robust reporting requirements — as such, we already provide child safety-related metrics that are more substantive and informative in nature than the type of report requested in this proposal

Alphabet 2025 Proxy Statement     13

Alphabet 2025 Proxy Statement     14

Back to Contents

Alphabet 2025 Proxy Statement     15

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Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Directors, Executive Officers, and Corporate Governance

Directors and Executive Officers

Our Board of Directors (our Board) is composed of highly experienced leaders who have shaped prominent global organizations and institutions. Our Board takes a thoughtful approach to its composition, balancing deep institutional knowledge with fresh external perspectives, and ensuring our directors possess a wide range of professional experiences, backgrounds, and viewpoints. This deliberate approach empowers our Board to provide effective strategic guidance and oversight of management to ensure accountability to our stockholders.

Our directors bring extensive expertise as entrepreneurs, technologists, financial and operational experts, academics, scientists, investors, advisors, nonprofit board members, and government leaders — all directly relevant to our strategic and oversight priorities. Their collective experience, including senior leadership roles in major domestic and international companies, equips them with core management skills such as strategic planning, financial reporting, compliance, risk management, leadership development, and global operations. Many of our directors also have valuable experience from serving on other public company boards, contributing insights into corporate governance and industry best practices. The unique perspectives of directors with leadership experience in significant academic, research, and philanthropic institutions, along with entrepreneurial and technological expertise, further strengthen our Board’s ability to navigate our strategic and operational complexities.

Directors

This section describes the business experience of our directors as of April 8, 2025.

Larry Page Co-Founder Director since 1998 | Executive Committee (Chair)

Selected Membership: • The Carl Victor Page Memorial Foundation

Larry Page, 52, one of Google’s Co-Founders, previously served as Google’s Chief Executive Officer from April 2011 to October 2015, and as Alphabet’s Chief Executive Officer from October 2015 to December 2019. From July 2001 to April 2011, Larry served as Google’s President, Products. In addition, from September 1998 to July 2001, Larry served as Google’s Chief Executive Officer, and from September 1998 to July 2002, as Google’s Chief Financial Officer. Larry holds a Bachelor of Science degree in engineering, with a concentration in computer engineering, from the University of Michigan and a Master of Science degree in computer science from Stanford University.

Select Leadership Skills and Additional Experiences:

•

Business leadership, operational experience, and experience developing technology as Co-Founder of Google and former Chief Executive Officer of Alphabet.

•

In-depth knowledge of the technology sector and experience in developing transformative business models.

Alphabet 2025 Proxy Statement     16

Back to Contents
Proxy Statement Summary & Highlights	Corporate Governance	Director and Executive Compensation	Audit Matters	Proposals	Q&A

Sergey Brin Co-Founder Director since 1998 | Executive Committee

Selected Membership: • The Sergey Brin Family Foundation

Sergey Brin, 51, one of Google’s Co-Founders, previously served as Google’s President from May 2011 to October 2015, and as Alphabet’s President from October 2015 to December 2019. From July 2001 to April 2011, Sergey served as Google’s President, Technology and Co-Founder. In addition, from September 1998 to July 2001, Sergey served as Google’s President and Chairman of Google’s Board of Directors. Sergey holds a Bachelor of Science degree with high honors in mathematics and computer science from the University of Maryland at College Park and a Master of Science degree in computer science from Stanford University.

Select Leadership Skills and Additional Experiences:

•

Business leadership, operational experience, and experience developing technology as Co-Founder of Google and former President of Alphabet.

•

In-depth knowledge of the technology sector and experience in developing transformative business models.

Sundar Pichai Chief Executive Officer, Alphabet and Google Director since 2017 | Executive Committee

Selected Membership: • The Pichai Family Foundation

Sundar Pichai, 52, joined Google in 2004 and was named the Chief Executive Officer of Google in October 2015 and of Alphabet in December 2019. Sundar has led product and engineering for Google’s products and platforms, including Search, Chrome, Maps, Android, Gmail, and Google Workspace. Sundar served as Google’s Senior Vice President of Products from October 2014 to October 2015, and as Google’s Senior Vice President of Android, Chrome and Apps from March 2013 to October 2014. As CEO, he has shifted the company’s strategy to focus on AI, which is now powering advances in the company’s founding product, Search, as well as other helpful products for people around the world. Sundar holds a Bachelor of Technology degree from the Indian Institute of Technology Kharagpur, a Master of Science degree from Stanford University, and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania.

Select Leadership Skills and Additional Experiences:

•

Business leadership, operational experience, and experience developing technology as Chief Executive Officer of Alphabet and Google.

•

In-depth knowledge of the technology sector, and experience in developing Alphabet and Google’s products and services and leading the company’s strategic vision, management, and operations.

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John L. Hennessy Chair of the Board Independent Director since 2004 | Nominating and Corporate Governance Committee (Chair)

Selected Memberships: • Board of Trustees, Gordon and Betty Moore Foundation • Trustee, Queen Elizabeth Prize for Engineering Foundation

John L. Hennessy, 72, has served as Chair of our Board since January 2018. John previously served as our Lead Independent Director from April 2007 to January 2018. John is the James F. and Mary Lynn Gibbons Professor of Computer Science and Electrical Engineering in the Stanford School of Engineering, and the Shriram Family Director of Stanford’s Knight-Hennessy Scholars, a graduate-level scholarship program. John served as the President of Stanford University from September 2000 to August 2016. From 1994 to August 2000, John held various positions at Stanford, including Dean of the Stanford University School of Engineering and Chair of the Stanford University Department of Computer Science. John is the recipient of numerous honors, including the Medal of Honor of the Institute of Electrical and Electronics Engineers, and the ACM A.M. Turing Award. John holds a Bachelor of Science degree in electrical engineering from Villanova University and a Master of Science degree and a Doctoral degree in computer science from the State University of New York, Stony Brook.

Select Leadership Skills and Additional Experiences:

•

Leadership and management experience as a former president of a world-renowned university.

•

Experience developing technology businesses as founder of MIPS Technologies, Inc. and chief architect of Silicon Graphics Computer Systems, Inc.

•

Global business perspective from his service on other boards.

Frances H. Arnold Independent Director since 2019 | Nominating and Corporate Governance Committee

Other Public Company Directorship:

•

Illumina, Inc.

Selected Memberships:

•

Advisory Council, Stanford Doerr School of Sustainability

•

Growth Technical Advisory Board, Applied Materials

•

Member, U.S. National Academies of Science, Medicine, and Engineering

•

Member, The American Academy of Arts and Sciences

Frances H. Arnold, 68, manages a research group, is the Linus Pauling Professor of Chemical Engineering, Bioengineering and Biochemistry, and is the Director of the Donna and Benjamin M. Rosen Bioengineering Center, all at the California Institute of Technology. She joined the California Institute of Technology in 1986 and has served as a Visiting Associate, Assistant Professor, Professor, and Director. Frances’s laboratory focuses on protein engineering by directed evolution, with applications in alternative energy, chemicals, and medicine. Frances is the recipient of numerous honors, including the Nobel Prize in Chemistry, the Millennium Technology Prize, induction into the National Inventors Hall of Fame, Fellow of the National Academy of Inventors, the ENI Prize in Renewable and Nonconventional Energy, the U.S. National Medal of Technology and Innovation, and the Charles Stark Draper Prize of the U.S. National Academy of Engineering. Frances holds a Bachelor of Science degree in mechanical and aerospace engineering from Princeton University and a Doctoral degree in chemical engineering from the University of California, Berkeley.

Select Leadership Skills and Additional Experiences:

•

Leadership and management experience managing a research group at the California Institute of Technology and former co-chair of the President’s Council of Advisors on Science and Technology.

•

Global business perspective from her service on other boards.

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R. Martin “Marty” Chávez Independent Director since 2022 | Audit and Compliance Committee

Selected Memberships:

•

Board of Fellows, Stanford University School of Medicine

•

Board of Directors, The Broad Institute of MIT

Former Public Company Directorship in the Past Five Years:

•

Banco Santander, S.A.

•

Recursion Pharmaceuticals, Inc.

R. Martin “Marty” Chávez, 61, has been a Partner and Vice Chairman of Sixth Street, a global asset manager, since May 2021. From January 2005 until his retirement in December 2019, he served in a number of executive positions at Goldman Sachs, including Chief Information Officer, Chief Financial Officer, and global co-head of the firm’s Securities Division, and was a partner and a member of Goldman Sachs’ management committee. Previously, Marty was a Chief Executive Officer and co-founder of Kiodex, which was acquired by Sungard in 2004, and Chief Technology Officer and co-founder of Quorum Software Systems. Marty holds a Bachelor of Arts degree in biochemical sciences and a Master of Science degree in computer science from Harvard University, and a Doctoral degree in medical information sciences from Stanford University.

Select Leadership Skills and Additional Experiences:

•

Extensive financial and management expertise and global business leadership as Partner and Vice Chairman of Sixth Street and former Chief Financial Officer of Goldman Sachs.

•

In-depth knowledge of the technology sector.

•

Global business perspective from his service on other boards.

L. John Doerr Independent Director since 1999 | Leadership Development, Inclusion and Compensation Committee

Other Public Company Directorship:

•

DoorDash, Inc.

Selected Memberships:

•

Board of Directors, Climate Imperative Foundation

•

Advisory Council, Stanford Doerr School of Sustainability

Former Public Company Directorships in the Past Five Years:

•

Amyris, Inc.

•

Bloom Energy Corporation

•

Coursera, Inc.

•

Quantumscape Corporation

L. John Doerr, 73, has been the Chair of Kleiner Perkins, a venture capital firm, since March 2016. Before assuming the role of Chair, John served as General Partner of Kleiner Perkins since August 1980. John holds a Bachelor of Science degree in electrical engineering and a Master of Science degree in electrical engineering from Rice University, and a Master of Business Administration degree from Harvard Business School. He is the author of Measure What Matters and Speed & Scale.

Select Leadership Skills and Additional Experiences:

•

Global business leadership and extensive financial and investment expertise as a venture capitalist.

•

In-depth knowledge of the technology sector and visionary in the industry.

•

Global business perspective from his service on other boards.

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Roger W. Ferguson Jr. Independent Director since 2016 | Audit and Compliance Committee (Chair)

Other Public Company Directorships:

•

Corning Incorporated

•

International Flavors & Fragrances, Inc.(1)

Selected Memberships:

•

Board of Regents, The Smithsonian Institution

•

Co-Chair, Commission on the Future of Undergraduate Education, American Academy of Arts and Sciences

•

Board of Trustees, The Group of Thirty

Former Public Company Directorships in the Past Five Years:

•

Blend Labs, Inc.

•

General Mills, Inc.

Roger W. Ferguson Jr., 73, has been the Chief Investment Officer of Red Cell Partners LLC, a venture capital firm, since August 2022, and a member of the McKinsey & Company External Advisory Group since February 2023. Since May 2021, he has been the Steven A. Tananbaum Distinguished Fellow for International Economics at the Council on Foreign Relations. Roger has served as the President and Chief Executive Officer of TIAA, a major financial services company, from April 2008 to May 2021. He joined TIAA after his tenure at Swiss Re, a global reinsurance company, where he served as Chairman of the firm’s America Holding Corporation, Head of Financial Services, and a member of the Executive Committee from 2006 to 2008. Prior to that, Roger joined the Board of Governors of the U.S. Federal Reserve System in 1997 and served as its Vice Chairman from 1999 to 2006. From 1984 to 1997, he was an associate and partner at McKinsey & Company. Roger holds a Bachelor of Arts degree in economics, a Doctoral degree in economics, and a Juris Doctor degree, all from Harvard University.

Select Leadership Skills and Additional Experiences:

•

Global business leadership and extensive financial, capital markets, and management expertise as former President and Chief Executive Officer of TIAA.

•

Extensive experience in management consulting and various policy-making roles.

•

Global business perspective from his service on other boards.

(1)	On December 19, 2024, IFF announced that Roger will not stand for re-election as a director and chairman of its board of directors at the end of his current term and intends to resign from its board of directors, effective as of the date of IFF’s 2025 annual meeting of stockholders on May 1, 2025.

K. Ram Shriram Independent Director since 1998 | Leadership Development, Inclusion and Compensation Committee

Other Public Company Directorship: • Yubico AB Selected Memberships: • Member, Council on Foreign Relations • Board of Trustees, Stanford Health Care • Charter Member, Indiaspora

K. Ram Shriram, 68, has been a managing partner of Sherpalo Ventures, LLC, an angel venture investment company, since January 2000. From August 1998 to September 1999, Ram served as Vice President of Business Development at Amazon. com, Inc., an internet retail company. Prior to that, Ram served as President at Junglee Corporation, a provider of database technology, which was acquired by Amazon.com in 1998. Ram was an early member of the executive team at Netscape Communications Corporation. Ram holds a Bachelor of Science degree in mathematics from the University of Madras, India.

Select Leadership Skills and Additional Experiences:

•

Global business leadership as former Vice President of Business Development at Amazon.com, Inc., President of Junglee Corporation, and a member of the executive team of Netscape Communications Corporation.

•

Extensive financial and investment expertise as a venture capitalist.

•

Outside board experience as a director of several private companies.

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Robin L. Washington
Independent Director since 2019 Leadership Development, Inclusion and Compensation Committee (Chair); Audit and Compliance Committee

Other Public Company Directorship:

•

Salesforce, Inc.

Selected Memberships and Private Directorships:

•

President’s Council & Ross Business School Advisory Board, University of Michigan

•

Board of Directors, Mastercard Foundation

•

Board of Trustees, Financial Accounting Foundation

Former Public Company Directorships in the Past Five Years:

•

Honeywell International, Inc.

•

Vertiv Holdings Co.

Robin L. Washington, 62, has been the President and Chief Operating and Financial Officer of Salesforce, Inc., a customer relationship management software company, since March 2025. From May 2008 to November 2019, Robin served as the Executive Vice President and Chief Financial Officer of Gilead Sciences, Inc., a biopharmaceutical company, where she oversaw Global Finance, Facilities and Operations, Investor Relations, and the Information Technology organizations. Robin remained with Gilead in an advisory capacity from November 2019 until March 2020. From January 2006 to June 2007, Robin served as Chief Financial Officer of Hyperion Solutions Corporation, an enterprise software company. Prior to Hyperion, Robin served in a number of executive positions with PeopleSoft, Inc., a provider of enterprise application software, including as Senior Vice President and Corporate Controller along with several other senior financial roles from 1996 to 2005. Prior to PeopleSoft, Robin was Director of Finance for Tandem Computers, an Accounting Analyst for the Federal Reserve Bank of Chicago, and a Senior Auditor for Deloitte. Robin holds a Bachelor of Business Administration degree from the University of Michigan and a Master of Business Administration degree from Pepperdine University.

Select Leadership Skills and Additional Experiences:

•

Extensive financial and management expertise and global business leadership as President and Chief Operating and Financial Officer of Salesforce, former Executive Vice President and Chief Financial Officer of Gilead Sciences, Inc., Hyperion Solutions Corporation, and former executive of PeopleSoft, Inc.

•

In-depth knowledge in the life sciences and the technology sectors.

•

Global business perspective from her service on other boards.

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Executive Officers

This section describes the business experience of our executive officers as of April 8, 2025, other than Sundar, whose biography can be found on page 17. Our executive officers are appointed by and serve at the discretion of our Board. There are no family relationships among any of our directors or executive officers.

Anat Ashkenazi Senior Vice President, Chief Financial Officer, Alphabet and Google

Former Public Company Directorships in the Past Five Years: • Maravai Lifesciences Holdings, Inc. • Varian Medical Systems, Inc.

Anat Ashkenazi, 52, has served as Senior Vice President, Chief Financial Officer of Alphabet and Google since July 2024. Prior to joining Google, Anat served as Executive Vice President and Chief Financial Officer of Eli Lilly and Company, a global pharmaceutical company, from February 2021 to July 2024. Anat joined Eli Lilly in 2001 and held various roles across finance, strategy, and operations. From 2016 to 2021, Anat served as Senior Vice President, Controller and Chief Financial Officer of Lilly Research Laboratories. Additionally, Anat held chief financial officer positions for several global business divisions within Eli Lilly, including Oncology, Diabetes, Global Manufacturing & Quality, and Research & Development. Anat holds a Bachelor of Arts degree in economics and business administration from the Hebrew University and a Master of Business Administration degree from Tel Aviv University.

Select Leadership Skills and Additional Experiences:

•

Extensive financial and management expertise having served in various leadership roles at Eli Lilly for over twenty-three years.

•

Outside board experience and global business perspective from her previous service on other boards.

Ruth M. Porat President and Chief Investment Officer; Former Chief Financial Officer, Alphabet and Google

Public Company Directorship:

•

Blackstone Inc.

Selected Memberships and Private Directorships:

•

Board of Directors, Council on Foreign Relations

•

Board of Trustees, Memorial Sloan Kettering Cancer Center

•

Board of Directors, Bloomberg Philanthropies

Ruth M. Porat, 67, has served as President and Chief Investment Officer of Alphabet and Google since September 2023. Before assuming the role of President and Chief Investment Officer, Ruth served as Alphabet and Google’s Senior Vice President, Chief Financial Officer from May 2015 to July 2024. Prior to joining Google, Ruth was Executive Vice President and Chief Financial Officer of Morgan Stanley from January 2010 to April 2015. From February 1996 to December 2009, she served in a number of executive positions at Morgan Stanley, including Vice Chairman of Investment Banking, Global Co-Head of Technology Investment Banking, and Global Head of the Financial Institutions Group. Ruth holds a Bachelor of Arts degree from Stanford University, a Master of Science degree from The London School of Economics, and a Master of Business Administration degree from The Wharton School of the University of Pennsylvania.

Select Leadership Skills and Additional Experiences:

•

Extensive financial and management expertise in the finance, investment, and technology industries.

•

Outside board experience and global business perspective from her service on other boards.

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Philipp Schindler Senior Vice President, Chief Business Officer, Google

Selected Membership: • Scholar, the Studienstiftung des deutschen Volkes, the German Academic Scholarship Foundation

Philipp Schindler, 54, has served as Senior Vice President, Chief Business Officer of Google since August 2015, overseeing Google’s and YouTube’s sales activities, Google’s technical and consumer support, partnership and business development teams, and country operations. Philipp previously served at Google as Vice President of Global Sales and Operations from January 2012 to July 2015; as President for Northern and Central Europe from June 2009 to January 2012; and as Managing Director, Germany, Switzerland, Austria and Nordics from September 2005 to June 2009. Philipp holds a Diplom Kaufmann degree with distinction in business administration and management from the European Business School in Oestrich-Winkel, Germany.

Select Leadership Skills and Additional Experiences:

•

Extensive leadership experience having served as senior vice president at AOL Germany, and head of marketing at CompuServe in Germany, a subsidiary of AOL Inc.

•

In-depth knowledge of the technology sector.

Kent Walker President, Global Affairs, Chief Legal Officer and Secretary, Alphabet and Google

Selected Memberships and Private Directorship: • Executive Council, TechNet • Board of Directors, Evidence Action • Member, Council on Foreign Relations

Kent Walker, 64, has served as President, Global Affairs, and Chief Legal Officer of Alphabet and Google since November 2021, and Secretary of Alphabet since January 2020. Kent previously served as Senior Vice President, Global Affairs and Chief Legal Officer of Google from June 2018 to November 2021. He oversees teams responsible for content policy, government and regulatory affairs, and legal, risk and compliance matters. Since joining Google in 2006, he has led Google’s advocacy on competition, content, copyright, and privacy. He previously held executive positions at Netscape, AOL, and eBay. Kent holds a Bachelor of Arts degree in social studies from Harvard University and a Juris Doctor degree from Stanford Law School.

Select Leadership Skills and Additional Experiences:

•

Extensive leadership experience, including serving as the first chair of the Global Internet Forum to Counter Terrorism, holding executive positions at various technology companies, and providing in-depth knowledge of the technology sector.

•

Currently co-chairs Google’s AI Responsibility Council and Trust & Compliance Council.

•

Previously served as an Assistant U.S. Attorney in San Francisco and Washington D.C.

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Corporate Governance and Board Matters

We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer), and employees, known as the Alphabet Code of Conduct. We have also adopted Corporate Governance Guidelines, which, in conjunction with our Certificate of Incorporation, Bylaws, and charters of the standing committees of our Board, form the framework for our corporate governance. The Alphabet Code of Conduct and Corporate Governance Guidelines are available on our Investor Relations website at https://abc.xyz/investor/board-and-governance/. We will post amendments to the Alphabet Code of Conduct or any waivers of the Alphabet Code of Conduct for directors and executive officers on the same website.

Stockholders may request printed copies of the Alphabet Code of Conduct, the Corporate Governance Guidelines, and committee charters at no charge by sending inquiries to:

Alphabet Inc. Attn: Investor Relations 1600 Amphitheatre Parkway Mountain View, California 94043	Email: investor-relations@abc.xyz

Board Meetings

During 2024, our Board held six meetings and acted by unanimous written/electronic consent once. Each director attended at least 75% of all Board and applicable committee meetings, except for Larry, who attended all of our regularly scheduled Board meetings but was unable to attend two special meetings. We encourage our directors to attend our annual meetings of stockholders. Seven directors attended our 2024 Annual Meeting of Stockholders.

Board Leadership Structure

In January 2018, John L. Hennessy, the then Lead Independent Director, was appointed to serve as Alphabet’s Chair of the Board. In December 2019, Sundar became the Chief Executive Officer of Alphabet.

Our Board regularly reviews its leadership structure to ensure continued effectiveness and believes that the current structure, which separates the Chair and Chief Executive Officer roles, is appropriate at this time in light of the evolution of Alphabet’s business and operating environment. In particular, our Board believes that this structure clarifies the individual roles and responsibilities of Chief Executive Officer and Chair, streamlines decision-making, and enhances accountability. John, a long-standing member of our Board, has in-depth knowledge of the issues, challenges, and opportunities facing us. As such, our Board believes that he is best positioned to develop agendas that ensure that our Board’s time and attention are focused on the most critical matters. His role enables decisive leadership, ensures clear accountability, and enhances the ability to communicate our messages and strategy.

Each of the director nominees standing for election, other than Larry, Sergey, and Sundar, is independent (see “Director Independence” on page 29 of this proxy statement), and our Board believes that the independent directors provide effective oversight of management.

Board Committees

Our Board is currently composed of ten directors. Our Board has the following four standing committees:

1.	an Audit and Compliance Committee (the Audit Committee),
2.	a Leadership Development, Inclusion and Compensation Committee (the Compensation Committee),
3.	a Nominating and Corporate Governance Committee (the Governance Committee), and
4.	an Executive Committee.

From time to time, our Board may also establish ad hoc committees to address particular matters. Each of the standing committees operates under a written charter adopted by our Board. Each of the standing committees, except for the Executive Committee, comprises solely independent directors. All of the current standing committee charters are available on our Investor Relations website at https://abc.xyz/investor/board-and-governance/. Printed copies of the charters are available at no charge to any stockholder who requests them by following the instructions above.

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The membership and meetings during 2024 and the primary functions of each of the standing committees are described below.

Board of Directors	Audit Committee	Compensation Committee	Governance Committee	Executive Committee
Larry Page
Sergey Brin
Sundar Pichai
John L. Hennessy*
Frances H. Arnold*
R. Martin “Marty” Chávez*
L. John Doerr*
Roger W. Ferguson Jr.*
K. Ram Shriram*
Robin L. Washington*

Member	Committee Chair

*	Independent Director

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Audit and Compliance Committee

The main function of the Audit Committee is to oversee our accounting and financial reporting processes, oversee our relationship with our independent auditors, provide oversight regarding significant financial matters, and review and discuss with management the company’s major risk exposures. The Audit Committee’s responsibilities include but are not limited to:

•	Overseeing the risks and exposures associated with:
	•	Financial matters, including but not limited to financial strategy and reporting, tax, accounting, disclosure, internal control over financial reporting, treasury policies and activities, investment guidelines, and credit and liquidity matters;
	•	Data privacy and security, competition, civil and human rights, sustainability, and reputational risks; and
	•	Our operations and infrastructure, particularly reliability, business continuity and capacity.

•	Selecting, hiring, compensating, and ongoing monitoring of our independent auditors, and approving the audit and non-audit services they perform.
•	Overseeing and monitoring the integrity of our financial statements and our compliance with related legal and regulatory requirements.
•	Establishing and overseeing processes and procedures regarding complaints and confidential and anonymous employee submissions about accounting, internal accounting controls, or audit matters.
•	Overseeing our internal control function, reviewing the appointment of an internal auditing executive and any significant issues raised by the internal audit team.
•	Reviewing with management and the independent auditors our annual audited financial statements, quarterly financial statements, earnings announcements, regulatory filings including our annual proxy statement, and other public announcements regarding our results of operations.
•	Reviewing and approving related party transactions.
•	Approving Alphabet’s overall compliance program and reviewing its implementation and effectiveness.

During 2024, the Audit Committee held eleven meetings and acted by unanimous written/electronic consent once.

The Audit Committee currently comprises Roger (Chair), Robin, and Marty, each of whom is a non-employee member of our Board. Our Board has determined that each of the directors serving on the Audit Committee is independent under applicable Nasdaq Stock Market (Nasdaq) and SEC rules for Audit Committee membership.

Our Board has determined that, based on his professional qualifications and experience described earlier, Roger is an audit committee financial expert as defined under the rules of the SEC, and that each member of the Audit Committee is able to read and understand fundamental financial statements as required by the Listing Rules of Nasdaq.

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Leadership Development, Inclusion and Compensation Committee

The purpose of the Compensation Committee is to oversee our leadership development and compensation programs for the members of our Board and our employees. The Compensation Committee reports regularly to our full Board on its activities. The Compensation Committee’s responsibilities include but are not limited to:

•	Establishing, overseeing, and administering employee compensation, benefits, and perquisites policies, programs, and strategy and overseeing related risks.
•	Reviewing and approving compensation programs and awards for Alphabet’s executive officers and non-employee directors (together with the Governance Committee).
•	Administering Alphabet’s equity compensation plans as well as stock ownership requirements for Alphabet’s Chief Executive Officer, other members of senior management, and non-employee directors.
•	Implementing and administering any clawback policy allowing Alphabet to recoup compensation paid to current and former named executive officers, members of senior management and other employees consistent within applicable laws and the rules of Nasdaq.
•	Establishing annual and long-term performance goals for our senior management.
•	Reviewing senior management development, retention, and succession plans and executive education.
•	Annually conducting and reviewing with the Board an evaluation of senior management performance.
•	Overseeing human capital management matters, including with respect to inclusion, workplace environment and safety, and management’s efforts to promote a workplace environment and culture that is healthy, vibrant, inclusive, respectful and free from employment discrimination, including harassment and retaliation.
•	Reviewing and approving peer companies for compensation benchmarking purposes.
•	Investigating any matters brought to its attention, with full access to all books, records, facilities, and employees.
•	Sole authority to retain and oversee the engagement of compensation consultants, legal counsel, or other advisors to advise the Compensation Committee at the expense of Alphabet.
•	Reviewing with management our annual Compensation Discussion and Analysis (CD&A).
•	Preparing and approving the annual Compensation Committee Report.

During 2024, the Compensation Committee held four meetings and acted by unanimous written/electronic consent ten times.

The Compensation Committee currently comprises Robin (Chair), L. John Doerr, and Ram, each of whom is a non-employee member of our Board. Our Board has determined that each of the directors serving on the Compensation Committee is independent under applicable Nasdaq and SEC rules for Compensation Committee membership.

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Nominating and Corporate Governance Committee

The Governance Committee’s purpose is to assist our Board in identifying individuals qualified to become members of our Board consistent with criteria set by our Board and as provided in the Corporate Governance Guidelines, to oversee the evaluation of the Board and management, and to develop and update our corporate governance principles. The Governance Committee’s responsibilities include but are not limited to:

•	Evaluating Board and Committee composition, including size, tenure, organization, and governance and determining future requirements.
•	Establishing a policy for considering director nominees; evaluating and recommending candidates for election consistent with Board-approved criteria and as provided by the Corporate Governance Guidelines.
•	Reviewing the chair of each committee and making recommendations to our Board.
•	Reviewing and recommending to our Board director independence determinations.

•	Taking a leadership role in shaping Alphabet’s corporate governance, including reviewing the corporate governance framework and the Corporate Governance Guidelines and considering corporate governance issues that may arise from time to time, and developing appropriate recommendations to our Board.
•	Evaluating stockholder proposals submitted to Alphabet for consideration at the annual meeting of stockholders and providing appropriate oversight.
•	Recommending ways to enhance communications and relations with our stockholders.
•	Overseeing risks and exposures associated with director and management succession planning, corporate governance, and overall Board effectiveness.
•	Overseeing our Board’s performance and annual self-evaluation process and developing continuing education programs for our directors.
•	Evaluating whether a director who notifies our Board of a change in job responsibilities, including with respect to commitments on other boards, continues to satisfy the Board’s membership criteria and independence requirements.
•	Evaluating and recommending termination of service of individual directors to the Board as appropriate, in accordance with governance principles, for cause or for other proper reasons.

During 2024, the Governance Committee held four meetings.

The Governance Committee currently comprises John L. Hennessy (Chair) and Frances, each of whom is a non-employee member of our Board. Our Board has determined that each of the directors serving on the Governance Committee is independent under applicable Nasdaq and SEC rules for Governance Committee membership.

Executive Committee

The Executive Committee serves as an administrative committee of our Board to act upon and facilitate the consideration by senior management and our Board of certain high-level business and strategic matters. During 2024, the Executive Committee did not hold any meetings. The Executive Committee currently comprises Larry (Chair), Sergey, and Sundar.

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Director Independence

Our Board has adopted independence standards that mirror the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of Nasdaq. Our Board has determined that each of the director nominees standing for election, except Larry, Sergey, and Sundar, are independent directors under these standards. In determining the independence of our directors, our Board considered all transactions in which we and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” on pages 37-38 of this proxy statement.

Compensation Committee Interlocks and Insider Participation

During 2024, L. John Doerr, Ram, and Robin served on the Compensation Committee. None of the members of the Compensation Committee is or has been in the past an officer or employee of Alphabet. Any relationships between the company and any of the members of the Compensation Committee requiring disclosure under Item 404 of Regulation S-K is discussed under “Certain Relationships and Related Transactions” on pages 37-38 of this proxy statement. None of our executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or the Compensation Committee.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The Governance Committee, a standing committee of our Board, considers properly submitted recommendations for candidates to our Board from stockholders. In evaluating such recommendations, the Governance Committee evaluates candidates recommended by stockholders using the same criteria it applies to evaluate other candidates and seeks to achieve a balance of experience, knowledge, integrity, and capability on our Board and to address the membership criteria set forth under “Director Selection Process and Qualifications” on page 30 of this proxy statement.

Any stockholder recommendations for consideration by the Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the company within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of our shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on our Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Governance Committee may reasonably request. There are no differences in the manner in which the Governance Committee evaluates director nominees based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to our Board should be sent to us by one of the following two ways:

Via email only:	corporatesecretary@abc.xyz

Via mail with a copy via email:	Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	corporatesecretary@abc.xyz

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our Bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—Question 26. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 101 of this proxy statement.

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Director Selection Process and Qualifications

The Governance Committee will evaluate and recommend candidates for membership on our Board consistent with criteria established by our Board in our policy with regard to the selection of director nominees, as set forth in our Corporate Governance Guidelines. Pursuant to our Corporate Governance Guidelines, the Governance Committee screens candidates and evaluates the qualifications of the persons nominated by or recommended by our stockholders. The Governance Committee recommends director nominees who are ultimately approved by the full Board.

Identification of Nominees

The Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. The Governance Committee regularly assesses the appropriate size and composition of our Board, the needs of our Board and the respective committees of our Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Governance Committee through stockholders, management, current members of our Board, or search firms. The evaluation of these candidates may be based solely upon the information provided to the Governance Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate, or other actions the Governance Committee deems appropriate, including the use of third parties to review candidates. The Governance Committee may, at Alphabet’s expense, retain search firms, consultants, and other advisors to identify, screen, and/or evaluate candidates.

Evaluation and Selection

When considering a potential non-incumbent candidate, the criteria with regard to the selection of director nominees reflect at a minimum any requirements of applicable law and the Listing Rules of Nasdaq. Further, the Governance Committee will factor into its determination the following qualities, among others: integrity, strength of character, judgment, business experience, specific areas of expertise and knowledge of the industries in which we operate, ability to devote sufficient time to attendance at and preparation for Board meetings, and ability to represent the balanced, best interests of our stockholders as a whole.

Given the global and complex nature of our business, our Board believes it is important to consider a range of skills, professional experiences, backgrounds, and viewpoints in evaluating board candidates. Candidates also are evaluated in light of our other policies, such as those relating to independence and service on other boards, as well as considerations relating to the size, structure, and needs of our Board. As part of its consideration of director succession, our Board and the Governance Committee monitor whether the directors as a group meet the criteria for the composition of our Board.

The Governance Committee and our Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of our Board members described in their respective biographies on pages 16-21 provide us with a wide range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Director Service on Outside Boards and Other Commitments

Each member of our Board is expected to ensure that other existing and future commitments, including employment responsibilities and service on the boards of other entities, do not materially interfere with the member’s service as a director on our Board. The Governance Committee regularly reviews our Board members’ outside commitments for conflicts of interest and other concerns.

Our Board has adopted a policy that the maximum number of public company boards our directors can serve on is four, including membership on the Alphabet Board. All of our directors are in compliance with this policy.

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Management Succession Planning

One of our Board’s principal duties is to review management succession planning. The Compensation Committee regularly reviews the development, retention, and replacement of executive officers, including the Chief Executive Officer of Alphabet. Additionally, the Compensation Committee and the Governance Committee are jointly responsible for overseeing the risks and exposures associated with management succession planning.

Our Board believes that the directors and the Chief Executive Officer should collaborate on succession planning and that the entire Board should be involved in the critical aspects of the management succession planning process, including establishing selection criteria that reflect our business strategies, identifying and developing internal candidates to ensure the continuity of our corporate culture, and making key management succession decisions.

Management succession is regularly discussed by the directors in meetings and in executive sessions of our Board. Directors become familiar with potential successors for key management positions through various means, including regular organization and talent reviews, presentations to our Board, and informal meetings.

Board’s Role in Risk Oversight

Our Board, as a whole and through its committees, has responsibility for oversight of risk management. The oversight responsibility of our Board and its committees is enabled by management reporting processes, including an annual company-wide risk assessment, that are designed to provide visibility to our Board and its committees into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. While our Board is ultimately responsible for risk oversight at Alphabet, our Board has delegated to its committees oversight of risks associated with their respective areas of responsibility, as summarized below. When appropriate, the committees provide reports to the full Board on these and other areas for review. Each committee meets in executive session with key management personnel and representatives of outside advisors as needed.

In particular, our Board has delegated to the Audit Committee the primary responsibility for the oversight of many of the risks facing our businesses. The Audit Committee Charter provides that it will review and discuss with management any major risk exposures, including, among others, the key areas of oversight set forth below, and the steps Alphabet takes to detect, monitor, and actively manage such exposures.

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Executive Sessions

Executive sessions of independent directors are held in connection with each regularly scheduled Board meeting and at other times as necessary, and are chaired by the Chair of our Board. Our Board’s policy is to hold executive sessions without the presence of management, including the Chief Executive Officer and other non-independent directors. The committees of our Board also generally meet in executive session at the end of each committee meeting, except for meetings of the Executive Committee as this committee has no independent directors.

Outside Advisors

Our Board and each of its committees may retain outside advisors, legal counsel, and consultants of their choosing at our expense. Our Board and its committees need not obtain management’s consent to retain such outside advisors, legal counsel, and consultants.

Board Effectiveness, Board Annual Self-Assessment, Board Education

Our Board and each of its committees perform an annual self-assessment to evaluate the effectiveness of our Board and its committees in fulfilling their respective obligations and to identify areas for enhancement. As part of this annual self-assessment, directors are able to provide feedback on the performance of other directors. The self-assessment process, including evaluation method, is reviewed annually by the Governance Committee. A summary of the results is presented to our Board. The Chair of the Governance Committee leads our Board in its review of the results of the annual self-assessment and takes further action as needed.

In addition, all members of our Board have the opportunity and are encouraged to attend director education programs to stay up-to-date on the best practices and developments in corporate governance.

Board Annual Self-Assessment

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Engagement

We proactively engage with our stockholders and other stakeholders throughout the year on a broad range of topics that are of interest and priority to the company and our stockholders. These include business strategy and performance, corporate governance, executive compensation, and environmental sustainability, among other matters.

Our engagement enables us to better understand our stockholders’ priorities and perspectives, gives us an opportunity to elaborate on our initiatives, policies, practices, and disclosures, and fosters open and constructive dialogue. We share the feedback from these conversations with our Board, which considers these perspectives as part of its evaluation and review of our practices and disclosures. This engagement also provides us an opportunity to understand investor perspectives on topics raised in stockholder proposals and to provide insight to our Board, management team, and subject matter experts as they consider our practices and disclosures.

Throughout the year, we engage with institutional stockholders who hold a significant portion of our outstanding stock. Investor Relations in coordination with the Corporate Secretary team is responsible for leading our stockholder outreach, which may also include members of our senior executive team, management, and other experts across Alphabet.

Communications with our Board

Stockholders may contact our Board about bona fide issues or questions concerning Alphabet by sending an email or by writing to the Corporate Secretary as follows:

Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	Email: directors@abc.xyz

Any matter intended for our Board, or for any individual member or members of our Board, should be directed to the email address or street address noted above, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication about bona fide issues concerning Alphabet delivered to the Corporate Secretary for forwarding to our Board or specified member or members will be forwarded in accordance with the stockholder’s instructions.

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Common Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of April 8, 2025, concerning, except as indicated by the footnotes:

•	Each person whom we know beneficially owns more than five percent of our Class A common stock or Class B common stock.
•	Each of our directors and nominees for our Board.
•	Each of our named executive officers (see the section titled “Executive Compensation” beginning on page 41 of this proxy statement).
•	All of our directors and executive officers as a group.

Unless otherwise noted in the footnotes, the address of each beneficial owner listed in the table is c/o Alphabet Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 5,823,352,745 shares of Class A common stock and 855,751,256 shares of Class B common stock outstanding at April 8, 2025. Beneficial ownership representing less than one percent is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted. Non-voting Class C capital stock is not included in the table.

	Voting Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	%	Shares	%	Total Voting Power(1) %
Executive Officers and Directors
Larry Page	—	—	389,051,160	45.5	27.1
Sergey Brin(2)	—	—	362,766,628	42.4	25.2
Sundar Pichai	227,560	*	—	—	*
Anat Ashkenazi	—	—	—	—	—
Ruth M. Porat(3)	28,060	*	—	—	*
Prabhakar Raghavan	—	—	—	—	—
Philipp Schindler	—	—	—	—	—
Kent Walker	—	—	—	—	—
Frances H. Arnold	—	—	—	—	—
R. Martin “Marty” Chávez	—	—	—	—	—
L. John Doerr(4)	941,285	*	22,348,940	2.6	1.6
Roger W. Ferguson Jr.	—	—	—	—	—
John L. Hennessy(5)	21,824	*	—	—	*
K. Ram Shriram(6)	1,890,174	*	—	—	*
Robin L. Washington	—	—	—	—	—
All executive officers and directors as a group (15 persons)	3,108,903	*	774,166,728	90.5	53.9

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	Voting Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	%	Shares	%	Total Voting Power(1) %
Other > 5% Security Holders
BlackRock, Inc.(7)	415,076,460	7.1	—	—	2.9
Eric E. Schmidt(8)	9,449,282	*	47,472,677	5.6	3.4
The Vanguard Group(9)	493,782,758	8.5	—	—	3.4

(1)	Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each holder of Class B common stock is entitled to ten (10) votes per share of Class B common stock, and each holder of Class A common stock is entitled to one (1) vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis upon written notice to the transfer agent.
(2)	Includes (i) 172,700 shares of Class B common stock held by SMB Pacific 2021 Charitable Remainder Unitrust I, of which Sergey is the sole trustee; and (ii) 172,700 shares of Class B common stock held by SMB Pacific 2021 Charitable Remainder Unitrust II, of which Sergey is the sole trustee. The address for SMB Pacific 2021 Charitable Remainder Unitrust I and SMB Pacific 2021 Charitable Remainder Unitrust II is 555 Bryant Street, #376, Palo Alto, California 94301.
(3)	Consists of 28,060 shares of Class A common stock held by the Passfield Hall Foundation Inc. Ruth and her spouse are officers of the Passfield Hall Foundation Inc. and share voting and investment authority of the shares held by the Foundation. Ruth disclaims any pecuniary interest in shares held by the Passfield Hall Foundation Inc. The address for the Passfield Hall Foundation Inc. is 1251 Avenue of the Americas, 9th Floor, New York, New York 10020-1104.
(4)	Includes (i) 234,560 shares of Class A common stock held by The Austin 1999 Trust; (ii) 234,560 shares of Class A common stock held by The Hampton 1999 Trust; (iii) 402,465 shares of Class A common stock held by The Benificus Foundation; and (iv) 22,348,940 shares of Class B common stock held by Vallejo Ventures Trust. John is a trustee of The Austin 1999 Trust and The Hampton 1999 Trust and has voting and investment authority over the shares held by these trusts. John disclaims any pecuniary interest in these trusts. John is an officer and trustee of The Benificus Foundation and shares the investment authority over the shares held by The Benificus Foundation. John disclaims any pecuniary interest in the shares held by The Benificus Foundation. John is a trustee of Vallejo Ventures Trust and shares voting and investment authority over the shares held by such trust. The address for The Austin 1999 Trust and The Hampton 1999 Trust is c/o Kleiner Perkins, 2750 Sand Hill Road, Menlo Park, California 94025. The address for The Benificus Foundation and Vallejo Ventures Trust is 1180 San Carlos Ave., #717, San Carlos, California 94070.
(5)	Consists of 21,824 shares of Class A common stock held by the Hennessy 1993 Revocable Trust. John is a trustee of the Hennessy 1993 Revocable Trust and has voting and investment authority over the shares held by the Trust. The address for the Hennessy 1993 Revocable Trust is 580 Lomita Drive, Stanford, California 94305.
(6)	Includes (i) 264,400 shares of Class A common stock held by Ram’s spouse; (ii) 337,680 shares of Class A common stock held by Janket Ventures Limited Partnership; (iii) 320,864 shares of Class A common stock held by the 2021 RS Irrevocable Trust UAD 9/10/2021, of which Ram is the sole trustee (the 2021 RS GRAT); (iv) 319,344 shares of Class A common stock held by the 2021 VS Irrevocable Trust UAD 9/10/2021, of which Ram’s spouse is the sole trustee (the 2021 VS GRAT); (v) 187,710 shares of Class A common stock held by the 2022 RS Irrevocable Trust UAD 10/28/2022, of which Ram is the sole trustee (the 2022 RS GRAT); and (vi) 187,710 shares of Class A common stock held by the 2022 VS Irrevocable Trust UAD 10/28/2022, of which Ram’s spouse is the sole trustee (the 2022 VS GRAT). Each, the 2021 RS GRAT, the 2021 VS GRAT, the 2022 RS GRAT, and the 2022 VS GRAT (each, a GRAT, and collectively, the GRATs) has a 5-year term. During the term, Ram and his spouse each have sole voting and sole dispositive power over the shares held by the respective GRAT. Ram has voting and investment authority over the shares held by Janket Ventures Limited Partnership. The address for Janket Ventures L.P. and for all GRATs is 2475 Hanover Street, Suite 100, Palo Alto, California 94303.
(7)	Based on the most recently available Schedule 13G/A filed with the SEC on February 1, 2024 by BlackRock, Inc. BlackRock, Inc., a parent holding company through certain of its subsidiaries, beneficially owned 415,076,460 shares of Class A common stock with sole voting power over 372,226,550 shares and sole dispositive power over 415,076,460 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(8)	Based on the most recently available Schedule 13G/A filed with the SEC on February 18, 2025 by Eric E. Schmidt, The Schmidt Family Living Trust, The Schmidt Family Foundation, The Eric and Wendy Schmidt Fund for Strategic Innovation, Schmidt Ocean Institute, Special Strategies, LLC, Special Strategies II, LLC, The Schmidt Equities Revocable Trust, Hillspire Holdings, LLC, and Big Hen Group I, LLC. Comprises (i) 464,735 shares of Class A Common Stock held directly by Eric, (ii) 2,772 shares of Class B Common Stock held directly by Eric, (iii) 42,053,405 shares of Class B Common Stock beneficially held by The Schmidt Family Living Trust, of which Eric is the co-trustee, (iv) 5,416,500 shares of Class B Common Stock held by Schmidt Investments, L.P., of which The Schmidt Family Living Trust is the sole general partner, (v) 2,511,602 shares of Class A Common Stock held by The Schmidt Family Foundation, of which Eric is a member of the board of directors and vice president, (vi) 2,830,845 shares of Class A Common Stock held by The Eric and Wendy Schmidt Fund for Strategic Innovation, of which Eric is a member of the board of directors and president, (vii) 27,100 shares of Class A Common Stock held by the Schmidt Ocean Institute, of which Eric is a member of the board of directors and vice president, (viii) 70,000 shares of Class A Common Stock held by Special Strategies, LLC, of which Eric is the co-trustee of The Schmidt Equities Revocable Trust, its sole member, (ix) 1,860,000 shares of Class A Common Stock held by Special Strategies II, LLC, of which Eric is the co-trustee of The Schmidt Equities Revocable Trust, its sole member, (x) 405,000 shares of Class A Common Stock held by Hillspire Holdings, LLC, of which Eric is a co-manager, and (xi) 1,280,000 shares of Class A Common Stock held by Big Hen Group I, LLC, of which The Schmidt Family Living Trust is a member.

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The address for Eric E. Schmidt, The Schmidt Family Living Trust, Schmidt Investments, L.P., The Schmidt Family Foundation, The Eric and Wendy Schmidt Fund for Strategic Innovation, Schmidt Ocean Institute, Special Strategies, LLC, Special Strategies II, LLC, The Schmidt Equities Revocable Trust, Hillspire Holdings, LLC, and Big Hen Group I, LLC is 1010 El Camino Real, Suite 200, Menlo Park, California 94025.
(9)	Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2024 by The Vanguard Group. The Vanguard Group, an investment adviser, beneficially owned through certain of its subsidiaries 493,782,758 shares of Class A common stock, with shared voting power over 7,901,474 shares, sole dispositive power over 468,284,480 shares, and shared dispositive power over 25,498,278 shares. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than ten percent of our Class A common stock, Class B common stock, and Class C capital stock to file with the SEC reports of ownership of our securities and changes in reported ownership. Based on a review of reports filed with the SEC, or written representations from reporting persons that all reportable transactions were reported, we believe that, during 2024, our directors, executive officers, and ten percent stockholders timely filed all reports that were required to be filed under Section 16(a), except: (i) Ruth’s charitable gifts of 10,000 shares of Class C capital stock on each July 27, 2023 and on May 7, 2024 were reported on Form 4 filed with the SEC on July 30, 2024; and (ii) Amie Thuener O’Toole’s sale of 682 shares of Class C capital stock on May 2, 2024 was reported on Form 4 filed with the SEC on May 14, 2024.

In making this statement, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms provided to us, and the written representations of our directors, executive officers, and ten percent stockholders.

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Certain Relationships and Related Transactions

Related Party Transactions Policy and Procedure

Our written Related Party Transactions Policy provides that we will only enter into or ratify a transaction with a related party when our Board, acting through the Audit Committee, determines that the transaction is in the best interests of Alphabet and our stockholders.

For the purposes of this policy, a related party means:

•	a member of our Board (or a nominee to our Board);
•	an executive officer;
•	any person who is known to be the beneficial owner of more than five percent of any class of our voting securities;
•	any immediate family member of any of the persons listed above and any person (other than a tenant or employee) sharing the household of such persons; or
•	any firm, corporation, partnership, or other entity in which any of the persons listed above is a general partner or principal or in a similar position or in which any of the persons listed above has a five percent or greater beneficial ownership interest.

A related party is not deemed to have a direct or indirect material interest in a transaction and such transaction is not a related party transaction under our policy if such related party’s interest in such transaction arises only from an ownership interest of less than five percent in, or as a director of, such entity that is a party to the transaction.

We review all known relationships and transactions in which Alphabet and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our legal staff, in consultation with our finance team, is primarily responsible for developing and implementing processes and controls to obtain information regarding our directors, executive officers, and significant stockholders with respect to related party transactions and then determining, based on the facts and circumstances, whether Alphabet or a related party has a direct or indirect interest in these transactions. On a periodic basis, our legal and finance teams review all transactions involving payments between Alphabet and any company that has our executive officer or director as an officer or director. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If our legal department determines that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. If advance approval of a transaction is not feasible, the Chair of the Audit Committee may approve the transaction, and the Audit Committee may ratify the transaction in accordance with the Related Party Transactions Policy. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;
•	the nature of the related party’s interest in the transaction;
•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Alphabet and our stockholders;
•	the potential impact of the transaction on a director’s independence; and
•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

If a related party transaction will be ongoing, the Audit Committee may establish guidelines for us to follow in our ongoing dealings with the related party. Thereafter, the Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the related party to monitor compliance with the Audit Committee’s guidelines and that the related party transaction remains appropriate. Based on all relevant facts and circumstances, the Audit Committee will determine if it is in the best interests of Alphabet and its stockholders to continue, modify, or terminate the related party transaction.

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Related Party Transactions

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, our Certificate of Incorporation, and Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

License of Hangar Space at Moffett Airfield

In December 2015, we entered into an agreement to license a portion of our hangar space at Moffett Airfield (the Airfield) to LTA Research & Exploration LLC (LTA), which is owned by an entity affiliated with Sergey. From the beginning of 2024 through March 31, 2025, we charged LTA approximately $9,088,533. The Audit Committee believes that this transaction has been conducted on arm’s-length terms that are fair and reasonable to us as the operator of the Airfield based on its review of market comparables that were further reviewed and validated by an independent real estate services firm. This license has not interfered with our business plans for the use of the Airfield. Sergey does not have a material interest in the transaction described herein.

License of Hangar Space at the San Jose International Airport

In November 2015, we entered into an agreement with BCH San Jose LLC (BCH) to license the use of a portion of BCH’s hangar space at the Mineta San Jose International Airport to hold Google’s corporate aircraft. Larry, Sergey, and Eric E. Schmidt each own one-third interests in BCH, through their respective affiliated entities. From the beginning of 2024 through March 31, 2025, we paid approximately $1,674,910 to BCH. The Audit Committee reviewed market comparables and has deemed this transaction to be on terms, taken as a whole, no less favorable to us than terms generally available to an unaffiliated third-party under the same or similar circumstances. Larry, Sergey, and Eric do not have a material interest in the transaction described herein.

Investments in Certain Private Companies

CapitalG and GV directly invested, or committed to invest, an aggregate of approximately $83,000,000 in certain private companies from the beginning of 2024 through March 31, 2025, in which Kleiner Perkins was a co-investor or existing investor. KPCB Holdings, Inc., as nominee for certain funds of Kleiner Perkins and several of the managers of the fund, holds more than 10% of the outstanding shares of such private companies. In addition, from time to time, we sell to and purchase from companies in which Kleiner Perkins holds more than 10% of the outstanding shares, products and services in the ordinary course of our business. L. John Doerr is a managing director/member of the managing members of those funds. L. John Doerr does not have a material interest in any of the transactions described herein.

Certain Relationships

From time to time, we engage in certain transactions with other companies affiliated with our directors, executive officers, and significant stockholders or their immediate family members. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis and do not represent a material interest to such parties.

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Director Compensation

Board Compensation Arrangements for Non-Employee Directors

Alphabet’s director compensation program is designed to attract and retain highly qualified non-employee directors. Our program aligns director compensation with compensation offered by peer companies (identified in Section 2 of the “Compensation Discussion and Analysis”) that compete with us for talent.

We designed the program to address the time, effort, expertise, and accountability required of active board membership. The Governance Committee and Compensation Committee believe that annual compensation for non-employee directors should consist of both cash and equity to compensate members for their service on our Board and its committees and to align their interests with those of our stockholders. By vesting over multiple years, equity also creates an incentive for continued service on our Board.

The Governance Committee and the Compensation Committee jointly review the compensation program for non-employee directors on an annual basis. In addition, the Compensation Committee reviews the director compensation program with and considers guidance from its independent compensation consultants, Compensia Inc. and Semler Brossy.

In July 2024, we awarded our standard ongoing compensation, payable in arrears, to each of our non-employee directors for services provided between our 2023 Annual Meeting of Stockholders on June 2, 2023 and our 2024 Annual Meeting of Stockholders on June 7, 2024. This included a $75,000 annual cash retainer and an annual $350,000 Class C Google Stock Unit (GSU) grant. To John L. Hennessy, we paid an additional $25,000 annual cash retainer and an additional annual $150,000 Class C GSU grant for his role as the non-executive Chair of our Board. To Roger, we also paid an additional $14,812 prorated cash retainer for his role as the Audit Committee Chair between November 1, 2023 and our 2024 Annual Meeting of Stockholders on June 7, 2024.

We awarded the above-mentioned cash retainers and GSU grants to our non-employee directors on July 3, 2024, the first Wednesday of the month following the month of our 2024 Annual Meeting of Stockholders. GSUs entitle the holder to receive one share of Class C capital stock for each share underlying the GSU grant as each GSU vests. The exact number of GSUs comprising the equity awards was calculated by dividing the target dollar value of the award by the average closing price of Alphabet’s Class C capital stock during the month of June 2024, rounded up to the nearest whole share. Annual GSU grants made to our non-employee directors are intended to vest at the rate of 1/48th monthly, beginning on the 25th day of the month following the grant date for 31 months and on the 1st day of each month for the following 17 months until fully vested, subject to continued service on our Board through the applicable vesting dates. GSUs granted to our non-employee directors will immediately vest in full upon termination of service on the Board by reason of death.

We reimburse our non-employee directors for reasonable out-of-pocket expenses in connection with attendance at our Board and committee meetings.

Under Alphabet’s Amended and Restated 2021 Stock Plan, the aggregate amount of stock-based and cash-based awards that may be granted to any non-employee director in respect of any calendar year, solely with respect to his or her service as a member of our Board, is limited to $1.5 million.

To further align directors’ interests with those of our stockholders, each non-employee director is required to hold shares of Alphabet stock equal in value to at least $1.0 million. Each director has five years from the date he or she became a director to comply with this ownership requirement. All of our non-employee directors met this minimum stock ownership requirement as of December 31, 2024.

During 2024, Larry, Sergey, and Sundar served as our employee directors and did not receive any compensation for their services as members of our Board. Please see the section titled “Executive Compensation” for more information about compensation paid to Sundar, who was a named executive officer during 2024.

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Director Compensation for 2024

The following table summarizes compensation earned by our directors other than Sundar during 2024.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Frances H. Arnold(2)	75,000	370,681	—	445,681
Sergey Brin(3)	—	—	1	1
R. Martin “Marty” Chávez(4)	75,000	373,259	—	448,259
L. John Doerr(2)	75,000	370,693	—	445,693
Roger W. Ferguson Jr.(2)	89,812	370,693	—	460,505
John L. Hennessy(5)	100,000	529,546	—	629,546
Larry Page(3)	—	—	1	1
K. Ram Shriram(2)	75,000	370,693	—	445,693
Robin L. Washington(2)	75,000	370,693	—	445,693

(1)	The amounts reported in the Stock Awards column reflect the aggregate grant date fair value of GSUs granted to our non-employee directors in 2024 calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (Compensation – Stock Compensation). They also reflect the incremental fair value of the modification of unvested awards granted in prior years to account for the issuance of dividend equivalent rights on all existing and future grants as declared by our Board when it approved the cash dividend program on April 25, 2024. The incremental fair value modification was $4,708 for Frances, $7,286 for Marty, $4,720 for John Doerr, Roger, Ram, and Robin, and $6,728 for John Hennessy. The grant date fair value of each GSU award is measured based on the closing price of Alphabet’s Class C capital stock on the date of grant. The grant date fair value of GSUs granted to the non-employee directors on July 3, 2024 (the GSU grant following the 2024 Annual Meeting of Stockholders) was $187.39 per share.
(2)	On December 31, 2024, there were 5,040 Class C GSUs outstanding for Frances, John Doerr, Roger, Ram, and Robin.
(3)	Co-Founders Larry and Sergey serve as employee directors and do not receive any compensation for their services as members of our Board. Their “All Other Compensation” reflects an annual employee salary of $1.
(4)	On December 31, 2024, there were 7,000 Class C GSUs outstanding for Marty.
(5)	On December 31, 2024, there were 7,181 Class C GSUs outstanding for John Hennessy.

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Executive Compensation

Compensation Discussion and Analysis

Overview

Our Compensation Discussion and Analysis (CD&A) includes a detailed discussion of compensation for six named executive officers during the fiscal year ended December 31, 2024:

Sundar Pichai	Anat Ashkenazi	Ruth M. Porat	Prabhakar Raghavan	Philipp Schindler	Kent Walker
Chief Executive Officer, Alphabet and Google, and Director, Alphabet	Senior Vice President, Chief Financial Officer, Alphabet and Google, as of July 31, 2024	President and Chief Investment Officer, Alphabet and Google; Chief Financial Officer, Alphabet and Google, through July 30, 2024	Senior Vice President, Knowledge and Information, Google, until October 16, 2024	Senior Vice President, Chief Business Officer, Google	President, Global Affairs, Chief Legal Officer and Secretary, Alphabet and Google

Section 1 — Executive Summary

Compensation Philosophy

We designed our employee and executive compensation programs to support three goals:

•	Attract and retain the world’s best talent
•	Support our culture of innovation and performance
•	Align employee and stockholder interests

We pay employees competitively compared to other opportunities they might have in the market. We also offer competitive benefits to promote the health and wellbeing of our employees, provide certain perks that make life and work more convenient, design compelling job opportunities aligned with our mission, and create a fun and energizing work environment.

We believe in pay for performance, which is reflected in our compensation design. The proportion of overall pay tied to performance is higher for employees at more senior levels in the organization, reflecting their opportunity to have more impact on company performance.

We use equity awards that vest over time to align employee and stockholder interests and provide incentive for continued service. We believe that retaining and developing the best talent over the long-term is a key factor in our business success and ability to continue creating value for our stockholders. We require our named executive officers and other senior executives to maintain certain levels of holdings of Alphabet stock. See Section 5 of this CD&A for a description of our minimum stock ownership requirements.

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Section 2 — Determining Competitive Levels of Pay

Our executive compensation decisions are informed by competitive market data in addition to the reviews of individual roles and performance. We use peer group data to obtain compensation benchmarks for our named executive officers.

Each year, we review our peer group and our evaluation criteria. In October 2023, we determined our peer group for 2024 compensation by evaluating potential comparator companies against the following criteria:

•	High-technology or media company
•	Key talent competitor
•	High-growth, with a minimum of 50% of Alphabet’s revenue growth and/or headcount growth over the previous two-year period
•	$25 billion or more in annual revenue
•	$100 billion or more in market capitalization

Considering these criteria, in October 2023, the Compensation Committee selected the following peer companies for 2024 (which were the same peer companies the Compensation Committee used for 2023):

Amazon.com, Inc.	Intel Corporation	Netflix, Inc.
Apple Inc.	International Business Machines Corporation	Oracle Corporation
Cisco Systems, Inc.	Meta Platforms, Inc.	Salesforce, Inc.
Comcast Corporation	Microsoft Corporation	The Walt Disney Company

When appropriate, we supplement publicly available peer group data with compensation data for comparable opportunities at other S&P 500 companies and startup organizations.

Process for Determining Compensation

We regularly review our compensation levels against our peer group and comparable opportunities. We also assess executives based on their individual performance and overall company performance. Management uses this information to develop compensation recommendations for our named executive officers. The Compensation Committee, comprised entirely of independent directors, then reviews these recommendations, considers any relevant guidance from their independent compensation consultants, and makes the final decision on compensation for our named executive officers.

Compensation Consultants

The Compensation Committee directly engaged both Compensia Inc. and Semler Brossy as independent compensation consultants in 2024. The consulting firms provide input, analysis, and guidance on Alphabet and Google’s executive compensation, peer groups, compensation design, equity usage and allocation, risk assessment, and human capital management. Both firms report directly to the Compensation Committee rather than to management, and the firms provided no services to Alphabet other than those in support of the Compensation Committee. The Compensation Committee has evaluated the independence of both consultants and concluded that their work does not raise any conflicts of interest.

Say-on-Pay and Say-When-on-Pay

We hold our advisory vote on named executive officer compensation (commonly known as a “say-on-pay” vote) every three years, and hold our advisory vote on the frequency of future say-on-pay votes (commonly known as “say-when-on-pay” vote) every six years. We will hold our advisory say-on-pay vote at the 2026 annual meeting of stockholders, and will hold our advisory say-when-on-pay vote at the 2029 annual meeting of stockholders. The Compensation Committee annually reevaluates our compensation practices to determine how they might be improved and considers prior say-on-pay vote results, among other considerations, in such reevaluation.

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Section 3 — Elements of Pay and Fiscal Year 2024 Pay Decisions

Base Salary

We use salaries to provide employees, including our named executive officers, a steady income in line with their contributions to our business, skills, experiences, and the job opportunities available to them outside of Alphabet, as appropriate.

In 2024, the Compensation Committee maintained the annual salaries of Ruth, Prabhakar, Philipp, and Kent at $1.0 million. Upon hire in 2024, Anat’s annual salary was set at $1.0 million. Sundar’s annual salary remained at $2.0 million.

SVP Bonus

The discretionary bonus provides individual participants with a maximum $2.0 million annual cash bonus opportunity. The Compensation Committee is responsible for determining the payout of this bonus for each participant, taking into consideration the CEO’s review of company-wide performance and individual contributions made by each participant. For 2024 performance, the Compensation Committee focused on our progress on sustainable operations and product launches, determining a maximum $2.0 million bonus was warranted. For more detailed information and metrics on how we are making progress across a wide range of goals, please see our reports from 2024 at https://about.google/company-info/reports/, including our environmental, supply chain, and economic impact reports.

The Compensation Committee then considered Anat, Ruth, Prabhakar, Philipp, and Kent’s individual and collective accomplishments and contributions toward these goals. In this assessment, the Compensation Committee decided to align the annualized amounts of the 2024 bonus payouts for all five individuals in recognition of the central and complementary role that each participant has played, both as individuals and as a group, in advancing our initiatives. This resulted in a non-equity incentive plan value of $2.0 million each for Ruth, Prabhakar, Philipp, and Kent. The resulting non-equity incentive plan value is $850,000 for Anat, which is prorated at the maximum opportunity based on her start date of July 31, 2024.

On February 28, 2025, the Compensation Committee discontinued the SVP Bonus program. Beginning in 2025, Anat, Ruth, Prabhakar, Philipp, and Kent will no longer be eligible for an annual bonus. For Anat, Ruth, Philipp, and Kent, the Compensation Committee shifted the $2.0 million individual target value of the annual SVP Bonus opportunity to the target value of their annual performance stock unit (PSU) awards. For more information on this shift in value please see the section titled 2025 Equity Awards in Section 4 - Compensation Details.

Equity Awards

We grant equity awards to our named executive officers to reinforce management’s focus on long-term stockholder value and commitment to the company. The Compensation Committee regularly evaluates the structure of these equity awards to ensure the right balance of time- and performance-based equity that supports the objectives of our compensation philosophy, aligns with our business priorities, and considers the perspectives of our stockholders.

The Compensation Committee utilizes a combination of GSUs and PSUs to reward our named executive officers. To determine individual grant values and the proportion of GSUs and PSUs, the Compensation Committee considers the following elements:

•	Market compensation values and practices for performance-based equity awards, including peers and S&P 100 companies.
•	Alphabet’s overall business performance, and the scope of role, impact, and performance of each recipient.
•	Each recipient’s outstanding and unvested equity awards, and the vesting schedules of those awards.
•	The resulting compensation at target and maximum performance values for each recipient.

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On April 16, 2024, the Compensation Committee approved the accrual of dividend equivalent units to current and future holders of all unvested stock units in connection with any regular cash dividend that may be declared by our Board from time to time (in 2024, such dividend declarations were approved and announced on April 25, July 23, and October 29). This resulted in a modification of unvested awards granted in prior years to account for the issuance of dividend equivalent rights, as reflected in the “2024 Summary Compensation” table and the “Grants of Plan-Based Awards in 2024” table. The “Outstanding Equity Awards at Fiscal Year-End 2024” table reflects dividend equivalents that are currently outstanding.

Based on the aforementioned criteria, in 2024, the Compensation Committee determined to grant the following equity awards for each of our named executive officers. See the following sections and the “Grants of Plan-Based Awards in 2024” table on page 51 for further details on the awards’ performance criteria and vesting.

2024 Equity Awards

In 2024, the Compensation Committee granted a combination of GSUs and PSUs to Anat, Ruth, Prabhakar, Philipp, and Kent. These awards as well as the annualized target total compensation are below:

Named Executive	Number of GSUs Granted(1)	Target GSU Award Value ($)	Number of PSUs Granted(1)	Target PSU Award Value ($)	Aggregate Target Award Value ($)	Grant Cadence	Annualized Target Total Compensation ($)(2)
Anat Ashkenazi(3)	198,136	36,100,000	27,443	5,000,000	41,100,000	New Hire	26,000,000
Ruth M. Porat	113,401	18,000,000	31,501	5,000,000	23,000,000	Annual	26,000,000
Prabhakar Raghavan	144,901	23,000,000	75,601	12,000,000	35,000,000	Annual	38,000,000
Philipp Schindler	144,901	23,000,000	75,601	12,000,000	35,000,000	Annual	38,000,000
Kent Walker	113,401	18,000,000	31,501	5,000,000	23,000,000	Annual	26,000,000

(1)	The exact number of GSUs and PSUs comprising the equity awards for Ruth, Prabhakar, Philipp, and Kent was calculated by dividing the target dollar value of the award by the average closing price of Alphabet’s Class C capital stock during the month of April 2024 ($158.73), rounded up to the nearest whole share. The same methodology was applied for Anat using the average closing stock price of Alphabet’s Class C capital stock during the month of July 2024 ($182.20).
(2)	Annualized Target Total Compensation was calculated by adding the annualized Target GSU Award Value, the annualized Target PSU Award Value, and the annualized total cash compensation, which for Anat, Ruth, Philipp, Prabhakar, and Kent in 2024 included $1.0 million in salary and $2.0 million through the SVP bonus program. At the time of hire, Anat’s annualized Target GSU Award Value was $18.0 million.
(3)	As disclosed at the time of Anat’s appointment, Anat’s new hire package consists of: (i) a $13.1 million sign-on equity grant in the form of GSUs to compensate for the compensation from her prior company that she forfeited, half of which vested in September 2024 and the remainder of which vested in December 2024 and (ii) the following equity grants in the form of GSUs and PSUs as part of her go-forward compensation: a $17.0 million GSU grant, which vests quarterly in four equal installments in 2025, a $6.0 million GSU grant, which vests quarterly in four equal installments in 2026, and a $5.0 million PSU grant for the performance period January 1, 2024 through December 31, 2026. Please see our Current Report on Form 8-K filed on June 7, 2024 for additional details about these awards.

The GSU awards to Ruth, Prabhakar, Philipp, and Kent vested 1/6th on June 25, 2024, and an additional 1/12th vests quarterly thereafter. The PSU awards to Anat, Ruth, Phillipp, and Kent will vest, if at all, on December 31, 2026, based on Alphabet’s TSR performance relative to the companies comprising the S&P 100 over a 2024-2026 performance period, subject to continued employment on the vesting date. The payout structure and time period of these PSUs mirror the structure of prior PSUs granted to Ruth, Prabhakar, Philipp, and Kent. The number of PSUs vesting will be determined after the end of the performance period based on the payout curve illustrated on page 45. Depending upon performance, the number of PSUs that vest will range from 0%-200% of target. Upon vesting, each PSU and GSU entitles the recipient to receive one share of Alphabet’s Class C capital stock. For additional details on Anat’s new hire package, including vesting schedules and PSU details, please see our Current Report on Form 8-K filed on June 7, 2024.

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(1)	The number of PSUs vesting will be determined by linear interpolation for relative TSR ranks between the 25th and 50th percentiles and between the 50th and 75th percentiles.

Section 4 — 2025 Compensation Decisions

2025 Equity Awards

On February 28, 2025, the Compensation Committee approved equity awards for Anat, Ruth, Philipp, and Kent as part of our annual equity award structure. With the discontinuation of the SVP Bonus program, the Compensation Committee approved a shift of the target value of the SVP Bonus ($2.0 million) into each individual’s annual PSU award. These awards, as well as the annualized target total compensation, are below:

Named Executive	Target Annual GSU Award Value ($)	Target PSU Annual Award Value ($)(1)	Aggregate Target Annual Award Value ($)	Annualized Target Total Compensation ($)(2)
Anat Ashkenazi	19,000,000	8,000,000	27,000,000	28,000,000
Ruth M. Porat	19,000,000	7,000,000	26,000,000	27,000,000
Philipp Schindler	24,000,000	14,000,000	38,000,000	39,000,000
Kent Walker	19,000,000	7,000,000	26,000,000	27,000,000

(1)	The exact number of PSUs comprising the equity awards was calculated by dividing the target dollar value of the award by the average closing price of Alphabet’s Class C capital stock during the month of February 2025 ($186.13 per share), rounded up to the nearest whole share. The PSU awards will vest, if at all, on December 31, 2027, based on Alphabet’s TSR performance relative to the companies comprising the S&P 100 over a 2025-2027 performance period, subject to continued employment on the vesting date. The number of PSUs vesting will be determined after the end of the performance period and vesting will range from 0%-200% of target. Upon vesting, each PSU and GSU will entitle the recipient to receive one share of Alphabet’s Class C capital stock
(2)	Annualized Target Total Compensation was calculated by adding the annualized Target GSU Award Value, the annualized Target PSU Award Value, and the Annualized Total Cash Compensation, which for Anat, Ruth, Philipp, and Kent in 2025 includes $1.0 million in salary.

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The 2025 GSU awards include a transitional amount, on top of the annual target value, to maintain target total compensation during the shift from the SVP Bonus program to a new go-forward compensation structure of salary, GSU awards, and PSU awards. The transitional amounts were granted on March 5, 2025 as an addition to the 2025 GSU awards. Each individual’s transitional amount follows: $3,666,667 for Anat and $2,666,667 for each of Ruth, Philipp, and Kent. The exact number of GSUs comprising the equity awards was calculated by dividing the total target dollar value of the award by the average closing price of Alphabet’s Class C capital stock during the month of February 2025 ($186.13 per share), rounded up to the nearest whole share. This resulted in the following number of total GSUs granted to each NEO in 2025: 121,779 to Anat, 116,407 to Ruth, 143,270 to Philipp, and 116,407 to Kent. This resulted in the following target number of PSUs granted: 42,981 to Anat, 37,609 to Ruth, 75,217 to Philipp, and 37,609 to Kent.

Section 5 — Other Compensation Information

The first three sections of this CD&A describe how we think about compensation and how that affects our pay practices. Other compensation-related details that may be important considerations for our investors are discussed in this section.

Risk Considerations

The Compensation Committee reviews our compensation programs continuously throughout the year to assess and mitigate against material risks. In addition, in January 2024, the Compensation Committee reviewed a comprehensive annual evaluation conducted by Alphabet management of all our 2024 compensation programs and concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the company.

The Compensation Committee believes that the design of our annual and long-term incentives focuses performance on long-term value creation and discourages short-term risk taking at the expense of long-term results. A substantial portion of employees’ compensation is delivered in the form of equity awards, further aligning their interests with those of stockholders.

The Compensation Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking:

•	Our Board as a whole has responsibility for risk oversight and regularly reviews reports on the deliberations of its committees. In addition, our Board reviews the strategic, financial, and execution risks and exposures associated with the financial, operational, and capital decisions that serve as inputs to our compensation programs.
•	Through discussions with management, the Compensation Committee gains insight into a reasonable range of future company performance expectations. This information is incorporated into decisions regarding the compensation of our named executive officers.
•	The majority of compensation provided to our named executive officers is delivered through equity awards, with payout based on long-term company performance. Our GSU awards vest over a long-term period, and our PSU awards are earned based on company performance. As the compensation of our named executive officers is tied to long-term performance, their interests are closely aligned with our stockholders’ interests and they are motivated to carefully assess risks to the company to protect their compensation.
•	Given that equity compensation comprises a high percentage of our named executive officers’ overall pay:
►	Our equity awards are subject to vesting conditions and performance goals that promote focus on long-term interests rather than only short-term results and create compelling incentives for executive retention.
►	Our named executive officers are subject to, and are in compliance with, Alphabet’s minimum stock ownership requirements (detailed in the Minimum Stock Ownership Requirements section on page 47). This ensures that each named executive officer will hold a certain amount of our equity to further align his or her interests with those of our stockholders over the long term.
►	We prohibit all speculative, short-sale, short-term, and hedging transactions involving our securities. As a result, our named executive officers cannot insulate themselves from the effects of poor stock price performance.
►	We have internal controls over financial reporting, the measurement and calculation of performance relative to goals, and other financial, operational, and compliance policies and practices designed to protect our compensation programs from manipulation by any employee.

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Timing of Equity Award Grants

The effective grant date for equity awards to ongoing employees, members of our Board, and non-employee advisors is typically the first non-holiday Wednesday of the month. For new hires, the effective grant date for equity awards is typically the first non-holiday Wednesday of the month following the date on which the employee is hired, unless otherwise specified by our Board or the Compensation Committee.

The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

During the last completed fiscal year, we did not award any stock options or stock-settled appreciation rights to any of our named executive officers.

Minimum Stock Ownership Requirements

To align our named executive officers’ interests with those of our stockholders, our Board has instituted minimum stock ownership requirements under our Corporate Governance Guidelines.

In April 2022, we increased our minimum stock ownership requirements as follows: (i) the Founders of Google and the Chief Executive Officer of Alphabet and Google shall each own shares of Alphabet stock equal in value to at least $35.0 million; and (ii) senior vice presidents of Alphabet or Google shall each own shares of Alphabet stock equal in value to at least $7.5 million.

The Chief Executive Officer of Alphabet and Google, and senior vice presidents of Alphabet or Google shall have until five years from hire or promotion to their respective levels to comply with the minimum stock ownership requirements. Alphabet advisors who do not receive annual equity awards and the chief executive officers of Alphabet’s Other Bets are exempt from the minimum stock ownership requirements.

As of December 31, 2024, all of our named executive officers either met the applicable minimum stock ownership requirements or were within the grace period noted above to come into compliance with these requirements.

Certification of PSUs

2022 Tranche A Award Vest for Sundar

The 2023-2024 performance period for the 2022 Tranche A PSU award granted to Sundar in December of 2022 ended on December 31, 2024. Alphabet’s TSR for the two-year performance period was 85.75%, which ranked Alphabet’s TSR at the 83.84th percentile relative to the S&P 100. On January 23, 2025, Sundar earned 200% of his target PSU award (totaling 1,343,392 shares, inclusive of share-settled dividend equivalents) upon certification by the Compensation Committee based on the satisfaction of performance criteria underlying the award.

2022 PSU Awards Vest for Ruth, Prabhakar, Philipp, and Kent

The 2022-2024 performance period for the PSUs awarded to Ruth, Prabhakar, Philipp, and Kent in January 2022 ended on December 31, 2024. Alphabet’s TSR for the three-year performance period was 22.55%, which ranked Alphabet’s TSR at the 49.49th percentile of the S&P 100. On January 9th, 2025, Ruth, Prabhakar, Philipp, and Kent earned 98.99% of their respective target PSU awards (totaling 34,108 shares for Ruth, 81,844 shares for Prabhakar, 81,844 shares for Philipp, and 34,108 shares for Kent, all inclusive of share-settled dividend equivalents) upon certification by the Compensation Committee based on the satisfaction of performance criteria underlying the award.

Insider Trading, Hedging, and Pledging Policies

Our policy against insider trading prohibits all employees and our non-employee directors from engaging in certain transactions, including short-term (“in and out”) trading, short sales, hedging, or other derivative transactions involving Alphabet securities, pledging Alphabet securities as collateral, holding Alphabet securities in margin accounts, or placing limit orders or stop orders for Alphabet securities that are likely to remain open during a closed trading window or other restricted period. A copy of our policy against insider trading was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

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Perquisites and Other Benefits

Like all employees, our named executive officers are eligible to participate in various employee benefit plans, including medical, dental, and vision care plans; flexible spending accounts for health and dependent care; life, accidental death and dismemberment, disability, and travel insurance; survivor income benefit; employee assistance programs (e.g., confidential counseling); matching gift program; and paid time off. We also pay life insurance premiums for all employees (other than Larry and Sergey).

In addition, we maintain a tax-qualified retirement savings plan pursuant to Section 401(k) of the Internal Revenue Code (401(k) Plan) with both pre-tax and after-tax Roth savings features for eligible employees, including our named executive officers. In 2024, we provided a company match equal to the greater of 100% of contributions up to $3,000 or 50% of contributions up to $23,000, the maximum contribution under the Internal Revenue Code for employees younger than 50, for a maximum match of $11,500 per employee. Our company match is fully vested at the time of contribution. Participants are not taxed on their pre-tax contributions or earnings on those contributions until distribution, but pre-tax contributions and all company matching contributions are deductible by us when made. Participants are taxed on their after-tax Roth contributions, and all company matching contributions and after-tax Roth contributions are deductible by us when made.

In 2024, we paid for personal security for Sundar; personal use of a company car for Sundar, Ruth, and Philipp; incremental costs related to the personal use of non-commercial aircraft for Sundar, Ruth, Prabhakar, Philipp, and Kent; and tax preparation services for Philipp. Pursuant to our Non-Commercial Aircraft Policy, which sets forth the guidelines and procedures for the personal use of non-commercial aircraft, named executive officers and their guests may use company aircraft with appropriate approvals and pay tax on any associated imputed income.

Clawback Policy

In October 2023, the Compensation Committee adopted the Alphabet Inc. Clawback Policy in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended, and the associated listing standards of Nasdaq.

No Additional Executive Benefit Plans

Since we do not generally differentiate the benefits we offer our named executive officers from the benefits we offer other employees, we do not maintain any benefit plans that cover only named executive officers. We also do not maintain any executive retirement programs such as executive pension plans or supplemental executive retirement plans.

Leadership Development, Inclusion and Compensation Committee Report

The Leadership Development, Inclusion and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the Leadership Development, Inclusion and Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in this proxy statement.

LEADERSHIP DEVELOPMENT, INCLUSION AND COMPENSATION COMMITTEE

Robin L. Washington, Chair

L. John Doerr

K. Ram Shriram

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2024 Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned or received by, our named executive officers for the fiscal years ended December 31, 2024, 2023, and 2022.

Name and Principal Position	Year		Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Sundar Pichai Chief Executive Officer, Alphabet and Google, and Director	2024		2,015,385	—	405,630	(5)	—	8,304,028	(6)	10,725,043
	2023		2,000,000	—	—		—	6,802,824		8,802,824
	2022		2,000,000	—	218,037,684		—	5,947,461		225,985,145
Anat Ashkenazi Senior Vice President, Chief Financial Officer, Alphabet and Google, as of July 31, 2024	2024	(7)	423,077	9,900,000	38,522,579		850,000	282,479		49,978,135
	2023		—	—	—		—	—		—
	2022		—	—	—		—	—		—
Ruth M. Porat President and Chief Investment Officer, Alphabet and Google; Chief Financial Officer, Alphabet and Google, through July 30, 2024	2024		1,007,692	—	27,143,064	(8)	2,000,000	15,671		30,166,427
	2023		1,000,000	—	24,831,430		1,500,000	15,700		27,347,130
	2022		1,000,000	—	22,663,723		775,000	15,046		24,453,769
Prabhakar Raghavan Senior Vice President, Knowledge and Information, Google, until October 16, 2024	2024		1,007,692	—	43,972,310	(9)	2,000,000	12,164		46,992,166
	2023		1,000,000	—	39,438,939		1,500,000	11,737		41,950,676
	2022		1,000,000	—	35,295,496		775,000	10,329		37,080,824
Philipp Schindler Senior Vice President, Chief Business Officer, Google	2024		1,007,692	—	43,972,310	(9)	2,000,000	44,007	(10)	47,024,009
	2023		1,000,000	—	39,438,939		1,500,000	14,032		41,952,971
	2022		1,000,000	—	35,295,496		775,000	22,200	(10)	37,092,695
Kent Walker President, Global Affairs, Chief Legal Officer, and Secretary, Alphabet and Google	2024		1,007,692	—	27,143,064	(8)	2,000,000	12,004		30,162,760
	2023		1,000,000	—	24,831,430		1,500,000	11,737		27,343,167
	2022		1,000,000	—	22,663,723		775,000	12,541		24,451,264

(1)	Salaries reflect amounts earned by the named executive officers in the relevant fiscal year. Includes amounts contributed by the named executive officers to their accounts under the 401(k) Plan. Salary amounts shown above reflect actual salary paid in each year, and may differ slightly from the official annual salary for each role due to calculations based on the number of working days in each calendar year.
(2)	Amounts reflect the aggregate grant date fair value of GSUs and PSUs computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of the value that will be realized if and when vesting occurs. The grant date fair value of each GSU award is measured based on the closing price of Alphabet’s Class C capital stock on the date of grant. The grant date fair value of each PSU award is measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant (as calculated in accordance with FASB ASC Topic 718 and SEC Staff Accounting Bulletin Topic 14). The Monte Carlo simulation model for the PSUs assumes that the stock prices of Alphabet and the peer firms follow a correlated geometric Brownian motion. Under this model, the daily stock prices for Alphabet and peer firms were simulated over the remaining performance period using volatilities and correlations calculated from daily stock returns over a lookback term from the grant date. The valuation was done under a risk-neutral framework using the term-matched zero-coupon risk-free interest rate derived from the Treasury Constant Maturities yield curve on the grant date.
(3)	As described under the “SVP Bonus” section, these amounts reflect SVP bonus awards paid out on March 21, 2025 for performance in 2024.
(4)	Generally consists of our 401(k) plan or Roth plan company match of up to $11,500, personal use of company aircraft, and personal use of a company car, unless otherwise noted. The aggregate incremental cost of personal use of the company aircraft is calculated based on a cost-per-flight-hour charge developed by a nationally recognized and independent service. The charge reflects the direct operating cost of the aircraft, including fuel, additives and lubricants, an allocable allowance for airframe, engine and APU maintenance and restoration, crew travel expenses, on-board catering, and trip-related landing/hangar/ramp fees and parking costs. This charge does not include any fixed costs that do not change based on usage, such as pilots’ and other employees’ salaries, home hangar expenses, and general taxes and insurance.
(5)	This amount reflects the incremental fair value of the modification of unvested awards granted in prior years to account for the issuance of dividend equivalent rights on all existing and future grants as declared by our Board when it approved the cash dividend program on April 25, 2024. See “Equity Awards” under Section 3 of the CD&A and the “Grants of Plan-Based Awards in 2024” table for details on the GSUs and PSUs awarded.

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(6)	Includes $8,267,123 for personal security. Due to Sundar’s significant public profile, Alphabet provides him with security protection. In 2024, Sundar’s security arrangements included residential security and consultation fees, security monitoring services, car and driver services, and personal security during all travel. We believe these arrangements and costs are reasonable, appropriate, necessary and in the best interests of Alphabet and its stockholders, as they mitigate risks to our business. We do not consider these additional security arrangements to be a personal benefit to Sundar because they arise from the nature of his employment responsibilities.
(7)	As disclosed at the time of Anat’s appointment, Anat’s 2024 compensation reflects a $1.0 million annual salary prorated for the period between August 1 and December 31, 2024, a one-time cash sign-on bonus of $9.9 million, a $13.1 million GSU grant to compensate for the compensation from her prior company that she forfeited, as well as $143,275 for relocation assistance that is reflected under “All Other Compensation.” Anat’s 2024 compensation also reflects a $17.0 million GSU grant, a $6.0 million GSU grant, and a $5.0 million PSU grant for the performance period January 1, 2024 through December 31, 2026, as part of her go-forward compensation. The grant date fair value of the total GSU awards, $31,850,362, is measured based on the closing price of Alphabet’s Class C capital stock on the date of grant. The grant date fair value of the PSU award, $6,672,217, is measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant. Assuming the maximum achievement of the TSR performance goals, the aggregate market value of the PSUs on the date of grant would be $8,822,295. See “Equity Awards” under Section 3 of the CD&A and the “Grants of Plan-Based Awards in 2024” table for details on the GSUs and PSUs awarded. Please see our Current Report on Form 8-K filed on June 7, 2024 for additional details about these awards.
(8)	The grant date fair value of the GSU award, $18,775,804, is measured based on the closing price of Alphabet’s Class C capital stock on the date of grant. The grant date fair value of the PSU award, $8,278,148, is measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant. Assuming the maximum achievement of the TSR performance goals, the aggregate market value of the PSUs on the date of grant would be $10,431,241. The amount also reflects the incremental fair value of the modification of unvested awards granted in prior years, $89,112, to account for the issuance of dividend equivalent rights as declared by our Board when it approved the cash dividend program on April 25, 2024. See “Equity Awards” under Section 3 of the CD&A and the “Grants of Plan-Based Awards in 2024” table for details on the GSUs and PSUs awarded.
(9)	The grant date fair value of the GSU award, $23,991,259, is measured based on the closing price of Alphabet’s Class C capital stock on the date of grant. The grant date fair value of the PSU award, $19,867,187, is measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant. Assuming the maximum achievement of the TSR performance goals, the aggregate market value of the PSUs on the date of grant would be $25,034,515. The amount also reflects the incremental fair value of the modification of unvested awards granted in prior years, $113,864, to account for the issuance of dividend equivalent rights as declared by our Board when it approved the cash dividend program on April 25, 2024. See “Equity Awards” under Section 3 of the CD&A and the “Grants of Plan-Based Awards in 2024” table for details on the GSUs and PSUs awarded.
(10)	Includes tax preparation services for Philipp in the amount of $22,176 in 2024 and $11,386 in 2022.

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Grants of Plan-Based Awards in 2024

The following table provides information regarding the equity awards granted in 2024 to our named executive officers.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Equity Grants
Name	Grant Date	Date of Approval of Equity Awards by Committee	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target(3) (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards ($)
Sundar Pichai	N/A	N/A		—	—	—	—	—	—	405,630	(4)
Anat Ashkenazi	N/A	N/A		850,000	850,000	—	—	—	—	—
Anat Ashkenazi	8/7/2024	5/25/2024		—	—	13,722	27,443	54,886	—	6,672,217	(5)
Anat Ashkenazi	8/7/2024	5/25/2024		—	—	—	—	—	32,931	5,293,658	(5)
Anat Ashkenazi	8/7/2024	5/25/2024		—	—	—	—	—	93,305	14,998,779	(5)
Anat Ashkenazi	8/7/2024	5/25/2024		—	—	—	—	—	71,900	11,557,925	(5)
Ruth M. Porat	N/A	N/A		2,000,000	2,000,000	—	—	—	—	—
Ruth M. Porat	N/A	N/A		—	—	—	—	—	—	89,112	(4)
Ruth M. Porat	5/1/2024	4/16/2024		—	—	15,751	31,501	63,002	—	8,278,148	(5)
Ruth M. Porat	5/1/2024	4/16/2024		—	—	—	—	—	113,401	18,775,804	(5)
Prabhakar Raghavan	N/A	N/A		2,000,000	2,000,000	—	—	—	—	—
Prabhakar Raghavan	N/A	N/A		—	—	—	—	—	—	113,864	(4)
Prabhakar Raghavan	5/1/2024	4/16/2024		—	—	37,801	75,601	151,202	—	19,867,187	(5)
Prabhakar Raghavan	5/1/2024	4/16/2024		—	—	—	—	—	144,901	23,991,259	(5)
Philipp Schindler	N/A	N/A		2,000,000	2,000,000	—	—	—	—	—
Philipp Schindler	N/A	N/A		—	—	—	—	—	—	113,864	(4)
Philipp Schindler	5/1/2024	4/16/2024		—	—	37,801	75,601	151,202	—	19,867,187	(5)
Philipp Schindler	5/1/2024	4/16/2024		—	—	—	—	—	144,901	23,991,259	(5)
Kent Walker	N/A	N/A		2,000,000	2,000,000	—	—	—	—	—
Kent Walker	N/A	N/A		—	—	—	—	—	—	89,112	(4)
Kent Walker	5/1/2024	4/16/2024		—	—	15,751	31,501	63,002	—	8,278,148	(5)
Kent Walker	5/1/2024	4/16/2024		—	—	—	—	—	113,401	18,775,804	(5)
(1)	The company’s non-equity incentive plan award is the SVP bonus opportunity, which consists of a target and maximum of $2,000,000 and no threshold value. See “SVP Bonus” under Section 3 of the CD&A for details on the SVP bonus opportunity.
(2)	If performance results in a fractional number of shares, the resulting number of shares is rounded up to the nearest whole share.
(3)	The exact number of GSUs and PSUs comprising the equity awards for Ruth, Prabhakar, Philipp, and Kent was calculated by dividing the target dollar value of the award by the average closing price of Alphabet’s Class C capital stock during the month of April 2024 ($158.73), rounded up to the nearest whole share. The same methodology was applied for Anat using the average closing stock price of Alphabet’s Class C capital stock during the month of July 2024 ($182.20).
(4)	This amount reflects the incremental fair value of the modification of unvested awards granted in prior years to account for the issuance of dividend equivalent rights as declared by our Board when it approved the cash dividend program on April 25, 2024.
(5)	GSUs and PSUs are shown at their aggregate grant date fair value in accordance with FASB ASC Topic 718. The fair value of GSUs is measured based on the closing price of Alphabet’s Class C capital stock on the date of grant, and the fair value of PSUs is measured using a Monte Carlo simulation model, as PSUs contain a market condition at the time of grant (as calculated in accordance with FASB ASC Topic 718 and SEC Staff Accounting Bulletin Topic 14). The Monte Carlo simulation model for the PSUs assumes that the stock prices of Alphabet and the peer firms follow a correlated geometric Brownian motion. Under this model, the daily stock prices for Alphabet and peer firms were simulated over the remaining performance period using volatilities and correlations calculated from daily stock returns over a lookback term from the grant date. The valuation was done under a risk-neutral framework using the term-matched zero-coupon risk-free interest rate derived from the Treasury Constant Maturities yield curve on the grant date. See “Equity Awards” under Section 3 of the CD&A for details on the GSUs and PSUs awarded.

Description of Plan-Based Awards

The GSUs and PSUs granted to our named executive officers in 2024 and the dividend equivalents accrued on such grants were granted and accrued under Alphabet’s Amended and Restated 2021 Stock Plan in accordance with its terms and the applicable award agreements. See footnotes to the “Outstanding Equity Awards at 2024 Fiscal Year-End” table on page 52 for a description of the vesting schedule of the GSUs and PSUs reported in the “Grants of Plan-Based Awards in 2024” table above.

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Outstanding Equity Awards at 2024 Fiscal Year-End

The following table provides information on the holdings of unvested GSUs and PSUs by our named executive officers as of December 31, 2024. The amounts within this table reflect granted stock awards and the dividend equivalents that were accrued when our Board approved dividend declarations on April 25, 2024, July 23, 2024, and October 29, 2024. See “Equity Awards” under Section 3 of the CD&A and the “Grants of Plan-Based Awards in 2024” table for details on the GSUs and PSUs awarded. Accordingly, the number of unearned shares is above target values at grant due to accrued dividend equivalents. There are no longer any stock options outstanding for any of our named executive officers.

	Stock Awards(1)
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Number of Unearned Shares or Units of Stock That Have Not Vested(3) (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested(2) ($)
Sundar Pichai	12/19/2022	(4)	—	—	1,343,392	255,835,572
	12/19/2022	(5)	—	—	671,696	127,486,249
	12/19/2022	(6)	298,534	56,852,815	—	—
Anat Ashkenazi	8/7/2024	(7)	—	—	27,505	5,238,052
	8/7/2024	(8)	33,006	6,285,663	—	—
	8/7/2024	(9)	93,517	17,809,377	—	—
Ruth M. Porat	5/1/2024	(10)	—	—	31,608	6,019,428
	5/1/2024	(11)	75,857	14,446,207	—	—
	5/3/2023	(12)	—	—	47,174	8,983,817
	5/3/2023	(13)	56,609	10,780,618	—	—
	1/5/2022	(14)	—	—	34,108	6,495,528
Prabhakar Raghavan	5/1/2024	(15)	—	—	75,857	14,446,207
	5/1/2024	(11)	96,928	18,458,968	—	—
	5/3/2023	(16)	—	—	113,217	21,561,045
	5/3/2023	(13)	72,334	13,775,287	—	—
	1/5/2022	(17)	—	—	81,844	15,586,371
Philipp Schindler	5/1/2024	(15)	—	—	75,857	14,446,207
	5/1/2024	(11)	96,928	18,458,968	—	—
	5/3/2023	(16)	—	—	113,217	21,561,045
	5/3/2023	(13)	72,334	13,775,287	—	—
	1/5/2022	(17)	—	—	81,844	15,586,371
Kent Walker	5/1/2024	(10)	—	—	31,608	6,019,428
	5/1/2024	(11)	75,857	14,446,297	—	—
	5/3/2023	(12)	—	—	47,174	8,983,817
	5/3/2023	(13)	56,609	10,780,618	—	—
	1/5/2022	(14)	—	—	34,108	6,495,528
(1)	If there are fractional shares outstanding, the number disclosed is rounded to the nearest whole share.
(2)	The market value of unvested GSUs and PSUs is calculated by multiplying the number of unvested GSUs and PSUs held by the named executive officer by the closing price of Alphabet’s Class C capital stock on December 31, 2024, which was $190.44 per share.
(3)	The number of PSUs included in the table assumes achievement of market-based goals at the target level, except for the 2022 PSUs awarded to Ruth, Prabhakar, Philipp, and Kent, and the 2022 Tranche A PSU awarded to Sundar. The payout for Ruth, Prabhakar, Philipp, and Kent was 98.99% of target and based on actual performance from the three-year performance period from 2022-2024 that ended on December 31, 2024. The payout for Sundar is at a payout of 200% and based on actual performance from a two-year performance period from 2023-2024 that ended on December 31, 2024.
(4)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2023 to December 31, 2024 performance period, the Compensation Committee determined that based on the company’s performance, Sundar earned 200% of the target number of PSUs (1,338,858 shares) (2022 Tranche A).

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(5)	This award vests as follows: the number of PSUs earned per the applicable grant agreement with respect to the January 1, 2023 to December 31, 2025 performance period (Target = 669,430 shares, but between 0 and 1,338,860 shares may vest in accordance with the performance requirements in the applicable grant agreement) shall vest within 45 days after December 31, 2025 (2022 Tranche B).
(6)	This award vests as follows: 1/12th of GSUs vested on March 25, 2023 and an additional 1/12th vests quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(7)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2024 to December 31, 2026 performance period, the target is 27,443 shares, but between 0 and 54,886 shares may vest in accordance with the performance requirements in the applicable grant agreement. Share numbers do not account for potential share settled dividends.
(8)	This award vests as follows: 1/4th of GSUs vests on March 25, 2026 and an additional 1/4th vests quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(9)	This award vests as follows: 1/4th of GSUs vests on March 25, 2025 and an additional 1/4th vests quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(10)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2024 to December 31, 2026 performance period, the target is 31,501 shares, but between 0 and 63,002 shares may vest in accordance with the performance requirements in the applicable grant agreement. Share numbers do not account for potential share settled dividends.
(11)	This award vests as follows: 1/6th of GSUs vested on June 25, 2024 and an additional 1/12th vests quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(12)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2023 to December 31, 2025 performance period, the target is 47,015 shares, but between 0 and 94,030 shares may vest in accordance with the performance requirements in the applicable grant agreement. Share numbers do not account for potential share settled dividends.
(13)	This award vests as follows: 1/6th of GSUs vested on June 25, 2023 and an additional 1/12th vests quarterly thereafter until the units are fully vested, subject to continued employment on such vesting dates.
(14)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2022 to December 31, 2024 performance period, the Compensation Committee determined that based on the company’s performance, Ruth and Kent each earned 98.99% of the target number of PSUs (34,108 shares).
(15)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2024 to December 31, 2026 performance period, the target is 75,601 shares, but between 0 and 151,202 shares may vest in accordance with the performance requirements in the applicable grant agreement.
(16)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2023 to December 31, 2025 performance period, the target is 112,835 shares, but between 0 and 225,670 shares may vest in accordance with the performance requirements in the applicable grant agreement.
(17)	This award vests as follows: the number of PSUs earned per the applicable grant will be determined by the Compensation Committee based on the company’s achievement of performance goals set forth in the grant agreement and shall vest within 45 days after the performance period ends. With respect to the January 1, 2022 to December 31, 2024 performance period, the Compensation Committee determined that based on the company’s performance, Prabhakar and Philipp each earned 98.99% of the target number of PSUs (81,844 shares).

Stock Vested in Fiscal 2024

The following table provides information for the named executive officers regarding GSUs and PSUs vested and value realized on vesting during the year ended December 31, 2024, before payment of any applicable withholding tax.

	Stock Awards
Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(1)(2) ($)
Sundar Pichai	298,036	51,697,109
Anat Ashkenazi	72,027	13,009,012
Ruth M. Porat	232,782	37,928,303
Prabhakar Raghavan	367,540	58,656,622
Philipp Schindler	367,540	58,656,622
Kent Walker	232,782	37,928,303
(1)	The Number of Shares Acquired on Vesting and Value Realized on Vesting include shares from dividend equivalents that were issued on unvested equity when our Board approved dividend declarations on April 25, 2024, July 23, 2024, and October 29, 2024.
(2)	The value realized on vesting is calculated as the product of (a) the number of shares of Class C capital stock underlying the GSUs that vested and (b) the closing price of Class C capital stock on the Nasdaq Global Select Market on the day before vesting.

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Potential Payments Upon Termination or Change in Control

We have no agreements with our named executive officers that provide for additional or accelerated compensation upon termination of the named executive officer’s employment or a change in control of Alphabet, except as set forth below.

In the event of a change in control of Alphabet and, unless our Board or the Compensation Committee determines otherwise, if the successor corporation does not assume or substitute the equity awards held by our employees, including our named executive officers, all unvested stock options and unvested GSUs will fully vest and the target number of PSUs awarded to each of our named executive officers will fully vest.

Effective December 17, 2019, the Compensation Committee approved an amendment to Alphabet’s form of restricted stock unit agreement for future grants, such that, similar to GSUs granted to all other Alphabet employees, GSUs granted to our non-employee directors and named executive officers of Alphabet will immediately vest in full upon termination of service on the Board, or of employment, by reason of death.

In respect to PSUs awarded to our named executive officers:

•	Upon a termination of employment by reason of death (i) prior to the start of the performance period of a PSU award or during the performance period of a PSU award, the target number of PSUs for such award will immediately vest in full as of the date of such termination of employment and (ii) following the end of the performance period of an award but prior to the determination date with respect to such award, the number of PSUs earned based on actual performance will immediately vest as of the determination date.
•	Upon a termination of employment by Alphabet without cause (as defined in the PSU agreement) prior to the determination date for an award but after the start of the performance period with respect to such award, the number of PSUs earned based on actual performance will be prorated based on the number of calendar days in the performance period a named executive officer performed services and the pro rata portion will vest as of the determination date.

The following are our estimates of the value each of our named executive officers would have received as the result of GSU and/or PSU vesting, as applicable, following a change in control, death, or termination without cause (as defined in the PSU agreement) occurring on December 31, 2024.

Upon a change in control or upon death, the estimated benefits of equity acceleration are as follows: $312,688,349 for Sundar, $29,333,013 for Anat, $46,791,990 for Ruth, $83,987,057 for Prabhakar, $83,987,057 for Philipp, and $46,791,990 for Kent. These estimates were calculated by multiplying the number of unvested GSUs, including dividend equivalents, and the target number of PSUs by the closing price of Class C capital stock on December 31, 2024, (the last business day of Alphabet’s fiscal year 2024), which was $190.44 per share.

Upon termination without cause, the estimated benefit of equity acceleration is $170,557,082 for Sundar. The estimated vested equity value reflects prorated achievement of market-based goals at the maximum level for the PSU awards granted in 2022. As of December 31, 2024, the entire performance period for Sundar’s 2022 Tranche A PSU had been completed, and therefore Tranche A is not included in the estimated benefit of equity acceleration. Two-thirds of the performance period for Sundar’s 2022 Tranche B PSU had been completed. The estimated vested equity value was calculated by multiplying two-thirds of the maximum number of PSUs for Sundar’s 2022 Tranche B PSU by the closing price of Alphabet’s Class C capital stock on December 31, 2024 (the last business day of Alphabet’s fiscal year 2024), which was $190.44 per share.

Upon termination without cause, the estimated benefit of equity acceleration is $3,492,063 for Anat, $27,074,544 for Ruth, $64,973,308 for Prabhakar, $64,973,308 for Philipp, and $27,074,544 for Kent. The estimated vested equity value reflects prorated achievement of market-based goals at the maximum level for the PSU awards granted in 2022, 2023, and 2024. As of December 31, 2024, 100% of the performance period for the 2022 PSU awards (January 2022 to December 2024) had been completed, and the awards vested on January 9, 2025. As such, upon termination without cause, the estimated vested equity value for 2022 PSUs was calculated by multiplying 98.99% of the target PSU awards by the closing price of Alphabet’s Class C capital stock on January 8, 2025 (the business day immediately prior to vesting), which was $195.39 per share. Additionally, as of December 31, two-thirds of the performance period for the 2023 PSU awards (January 2023 to December 2025) had been completed, and one-third of the performance period for the 2024 PSU awards (January 2024 to December 2026) had been completed. The estimated vested equity value for these awards was calculated by multiplying two-thirds of the maximum number of PSUs for the 2023 award, and one-third of the maximum number of PSUs for the 2024 PSU award by the closing price of Alphabet’s Class C capital stock on December 31, 2024 (the last business day of Alphabet’s fiscal year 2024), which was $190.44 per share. The summed estimated value of the 2022 PSU awards, 2023 PSU awards, and 2024 PSU awards equals the total estimated benefit of equity acceleration shown above for Anat, Ruth, Prabhakar, Philipp, and Kent.

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Alphabet CEO Pay Ratio

The 2024 annual total compensation of our median compensated employee was $331,894, and the 2024 annual total compensation of our CEO was $10,725,043. The resulting ratio of Chief Executive Officer to Median Employee total compensation is 32 to 1.

The Chief Executive Officer total compensation reflects Sundar’s 2024 total compensation as shown in the Summary Compensation Table on page 49.

To determine the median employee compensation, we analyzed all of Alphabet’s employees, excluding Alphabet’s Chief Executive Officer, as of December 31, 2024. We annualized wages and salaries for employees that were not employed for the full year. We used base salary and target bonus as the consistently applied compensation measure to determine the median employee. If this resulted in more than one individual at the median level, we assessed the grant date fair value of standard equity awards for these individuals and selected the employee with the median award value. After identifying the median employee, we calculated annual total compensation for the median employee according to the methodology used to report the annual total compensation of our named executive officers in the 2024 Summary Compensation Table on page 49.

Alphabet Pay vs. Performance

Compensation Actually Paid

As outlined earlier in the CD&A, the Compensation Committee has implemented an executive compensation program that prioritizes performance and aims to align employee and stockholder interests. The following table sets forth additional compensation information for our principal executive officer (PEO) and our non-PEO named executive officers (Non-PEO NEOs), calculated in accordance with Item 402(v) of Regulation S-K, for fiscal years 2024, 2023, 2022, and 2021.

Compensation Actually Paid (CAP) captures, in part, the change in value of unvested shares within each reporting year. Given the vast majority of compensation for our PEO and Non-PEO NEOs is awarded in equity, their CAP values trend in line with Alphabet’s stock price. This is especially true for our PEO, who last received a multi-year equity award package in December 2022. The majority of the shares underlying this award remained unvested as of December 31, 2024. Our PEO did not receive an equity award in 2024, but the considerable stock price increase in 2024, and the corresponding increase in the value of our PEO’s unvested shares granted in December 2022, resulted in a sizable CAP that is only marginally lower than 2023. For our Non-PEO NEOs, there continues to be a year-over-year increase to CAP in 2024 due to a corresponding increase in the value of shares which remain unvested as of December 31, 2024.

	Summary Compensation Table (SCT) Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average SCT Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Value of Initial Fixed $100 Investment Based on		Net Income (Millions) ($)
Year					Alphabet TSR ($)(2)	Peer Group TSR ($)(2)		1-Year TSR Relative to S&P 100(3)
2024	10,725,043	215,672,469	39,094,699	60,458,916	285.90	158.48	100,118	73	rd
2023	8,802,824	235,105,454	34,648,486	80,022,929	210.81	118.93	73,795	87	th
2022	225,985,145	115,820,786	30,766,792	(15,249,938)	132.73	81.50	59,972	14	th
2021	6,322,599	267,277,583	21,657,558	72,131,743	216.42	134.41	76,033	94	th
(1)	The Non-PEO NEOs represent the following individuals for 2021, 2022, and 2023: Ruth, Prabhakar, Philipp, and Kent. This population includes Anat in 2024.
(2)	Alphabet TSR reflects TSR for Alphabet’s Class C shares (ticker: GOOG). Peer Group TSR is calculated based on the RDG Internet Composite index, which is used for purposes of Item 201(e) of Regulation S-K under the Exchange Act. The calculation is weighted according to the constituent companies’ market capitalization at the beginning of each period for which a return is indicated.
(3)	1-Year Relative TSR is calculated as a percentile ranking, and reflects TSR for Alphabet’s Class C shares (ticker: GOOG) for each period as a percentile ranking when compared to the TSR for the S&P 100 index (which is the peer group used for purposes of the performance-based awards outlined in the CD&A above).

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To calculate CAP for 2024, the following amounts were deducted from and added to Summary Compensation Table (SCT) total compensation:

	PEO ($)	Average for other NEOs ($)
SCT Total	10,725,043	39,094,699
Adjustments
Deduction for Amounts Reported Under the “Stock Awards” Column in the SCT (i)	(405,630)	(36,150,665)
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year End (ii)	0	31,711,691
Increase for Fair Value of Awards Granted during year that Vest during year (ii)	0	8,892,536
Increase/deduction for Change in Fair Value from Prior Year-end to Current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end (ii)	193,446,915	12,982,992
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year (ii)	9,935,070	3,639,929
Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	1,971,071	287,734
Compensation Actually Paid	215,672,469	60,458,916

(i)	Represents the grant date fair value of equity-based awards granted each year.
(ii)	Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP. For all equity awards, our methodology for calculating the value of equity remained consistent between the grant date fair value measurement reflected in row (i) and the point-in-time fair value measurements reflected in the adjustment rows that follow. In all cases, we use the closing price on the applicable date as a basis for fair value. Fair values for each PSU award are measured using a Monte Carlo simulation model as PSUs contain a market condition at the time of grant (as calculated in accordance with FASB ASC Topic 718).

As outlined in our CD&A, the only financial performance measure we currently incorporate within our executive pay program is Alphabet’s TSR relative to the companies comprising the S&P 100. As such, and as outlined below, relative TSR is the sole and most important financial performance measure as it relates to CAP.

Most Important Performance Measures
Relative Total Shareholder Return

Relative to 2023, the PEO’s 2024 CAP amount decreased despite increases to the company’s TSR and Net Income. This is driven by a decrease in the company’s 1-Year TSR ranking relative to the S&P 100 (the Alphabet-selected measure in the CAP table above) and the fact that the PEO’s number of outstanding shares has decreased as no new grants were granted in 2023. Looking across the four-year period being reported, the highest PEO CAP was in 2021 when Alphabet’s 1-Year Relative TSR was at its highest. The reduced value of the PEO’s outstanding awards in 2022, caused by a decline in our share price, was offset by a new equity award granted in December 2022.

For non-PEO NEOs, the 2024 CAP amount is aligned with increases to the company’s TSR and Net Income, and due to stock price growth in 2024, non-PEO NEO’s 2024 CAP amount increased despite the decrease in 1-Year TSR ranking relative to the S&P 100. Looking at prior reporting years, 2021 was a transition year during which non-PEO NEOs’ equity award mix was updated to include performance-based awards.

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Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2024. Information is included for equity compensation plans approved by our stockholders. As of December 31, 2024, we did not have any active equity compensation plans not approved by our stockholders. Neither shares of Class A, shares of Class B common stock nor stock options are issued and outstanding under any of our current equity compensation plans.

Plan Category	Class of Common Stock/ Capital Stock	(a) Common/ Capital Shares to be Issued Upon Exercise of Outstanding Options and Rights (#)		(b) Common/ Capital Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Total equity compensation plans approved by our stockholders	Class C	298,598,613	(1)	633,233,321	(2)
(1)	Consists of the following:
(A)	4,042,211 shares of Class C capital stock subject to outstanding awards granted under our Amended and Restated 2012 Stock Plan, of which 4,028,562 shares were subject to the outstanding GSU awards and 13,649 shares were subject to the outstanding dividend equivalents accrued on such unvested GSU awards as of December 31, 2024; and
(B)	294,556,402 shares of Class C capital stock subject to outstanding awards granted under our Amended and Restated 2021 Stock Plan, of which (i) 290,418,066 shares were subject to the outstanding GSU awards and 947,179 shares were subject to the outstanding dividend equivalents accrued on such unvested GSU awards as of December 31, 2024; and (ii) 3,180,462 shares were subject to outstanding PSUs awards and 10,695 shares were subject to the outstanding dividend equivalents accrued on such unvested PSU awards as of December 31, 2024. No PSUs were outstanding under the 2012 Stock Plan. PSUs are assumed to be payable at 100% of target.
(2)	Consists of shares of Class C capital stock authorized to be issued pursuant to our Amended and Restated 2021 Stock Plan, which was approved by our stockholders at the 2021 Annual Meeting of Stockholders and amended by our stockholders at the 2022 and 2023 Annual Meetings of Stockholders. No further grants may be made under our Amended and Restated 2012 Stock Plan.

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Independent Registered Public Accounting Firm

Principal Accountant Fees and Services

The following table sets forth all fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during the years ended December 31, 2023 and 2024 (in thousands):

	2023 ($)	2024 ($)
Audit Fees(1)	28,476	31,130
Audit-Related Fees(2)	10,403	11,767
Tax Fees(3)	923	1,386
Other Fees(4)	1,602	21,229
TOTAL FEES	41,404	65,512
(1)	Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, audit of our internal control over financial reporting, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged Ernst & Young LLP.
(2)	Audit-Related Fees: This category consists primarily of system and organization controls reporting and other attest services related to information systems.
(3)	Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.
(4)	Other Fees: This category consists of fees for permitted services other than the services reported in audit fees, audit-related fees, and tax fees. The year-over-year increase is primarily attributable to new audit requirements related to the European Union’s Digital Markets Act and Digital Services Act.

Auditor Independence

We maintain a policy that aims to help maintain auditor independence and our compliance with regulatory requirements by ensuring a process for: (1) internal and external auditor review of proposed services for independence; and (2) pre-approval of the services by the Audit Committee. The Audit Committee considers whether the provision of services other than audit services is compatible with maintaining Ernst & Young LLP’s independence.

Pre-Approval Policies and Procedures

All audit and non-audit services provided by Ernst & Young LLP to us must be pre-approved in advance by the Audit Committee.

If the following conditions are met, the service will be considered pre-approved by the Audit Committee (without any further action from the Audit Committee):

•	the service is identified as a permitted service, as determined by the Audit Committee each year, and
•	the estimated fee for the permitted service is less than or equal to $500,000.

If the service does not meet the conditions noted above, explicit approval must be obtained from the Audit Committee, or the delegate of the Audit Committee who has been granted the authority to grant pre-approvals, before the professional from the independent registered accounting firm is engaged by Alphabet or its subsidiaries to render the service. If a pre-approval is obtained from the Audit Committee delegate, the auditor may be engaged to commence the service, but the service must still be presented to the full Audit Committee at its next scheduled meeting.

All services provided to us by Ernst & Young LLP in 2023 and 2024 were pre-approved by the Audit Committee.

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Report of the Audit and Compliance Committee of the Board of Directors

The Audit and Compliance Committee of the Board of Directors of Alphabet is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of Nasdaq and the SEC. The Audit and Compliance Committee operates pursuant to a charter that is available on our Investor Relations website at https://abc.xyz/investor/ board-and-governance/acc/.

The Audit and Compliance Committee oversees Alphabet’s financial reporting process and internal control structure on behalf of our Board. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Alphabet’s internal control over financial reporting. Alphabet’s independent auditors are responsible for expressing an opinion as to the conformity of Alphabet’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Alphabet’s internal control over financial reporting.

In performing its responsibilities, the Audit and Compliance Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2024. The Audit and Compliance Committee has also discussed with Ernst & Young LLP, Alphabet’s independent auditors, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit and Compliance Committees” issued by the Public Company Accounting Oversight Board (PCAOB).

The Audit and Compliance Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit and Compliance Committee concerning independence, and the Audit and Compliance Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Audit and Compliance Committee unanimously recommended to our Board that the audited consolidated financial statements be included in Alphabet’s Annual Report on Form 10-K for the year ended December 31, 2024.

AUDIT AND COMPLIANCE COMMITTEE

Roger W. Ferguson Jr., Chair
R. Martin “Marty” Chávez
Robin L. Washington

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Management Proposals

Proposal Number 1:
Election of Directors

Nominees

The Governance Committee recommended, and our Board nominated:

•	Larry Page	•	Frances H. Arnold	•	K. Ram Shriram
•	Sergey Brin	•	R. Martin “Marty” Chávez	•	Robin L. Washington
•	Sundar Pichai	•	L. John Doerr
•	John L. Hennessy	•	Roger W. Ferguson Jr.

as nominees for election as members of our Board at the Annual Meeting. At the Annual Meeting, ten directors will be elected to our Board.

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Alphabet. In the event that any nominee becomes unavailable or unwilling to serve as a member of our Board, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

The sections titled “Directors and Executive Officers” and “Director Selection Process and Qualifications” on pages 16 and 30 of this proxy statement contain more information about the leadership skills and other experiences that caused the Governance Committee and our Board to determine that these nominees should serve as directors of Alphabet.

Required Vote

Our Bylaws require a majority voting standard for elections of directors. To be elected, a nominee must receive the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted FOR these nominees.

Our Board expects a director to tender his or her resignation if he or she fails to receive the required number of votes for re-election. If an incumbent director fails to receive the required number of votes for re-election, the Governance Committee will act on a prompt basis to determine whether to recommend that our Board accept the director’s resignation and will submit such recommendation for prompt consideration by our Board. Our Board may accept the resignation, refuse the resignation, or refuse the resignation subject to such conditions as our Board may impose. Additional details about this process are specified in our Corporate Governance Guidelines, which are available on our Investor Relations website at https://abc.xyz/investor/board-and-governance/corporate-governance-guidelines/.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE ABOVEMENTIONED NOMINEES.

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Proposal Number 2:
Ratification of Appointment of Independent
Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2025. During the fiscal year ended December 31, 2024, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain audit-related, tax, and other services. See “Independent Registered Public Accounting Firm” on page 58 of this proxy statement.

The Audit Committee believes that the continued retention of Ernst & Young LLP as our independent registered public accounting firm is in the best interests of Alphabet and our stockholders. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Alphabet and our stockholders. If our stockholders do not ratify the appointment, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to participate in the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Ernst & Young LLP.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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Stockholder Proposals

Our Approach

We are committed to advancing our practices, policies, and disclosures in ways that further the interests of the company and ultimately contribute to strong business outcomes and stockholder value creation.

We recognize that the submission of proposals for vote at the Annual Meeting is one mechanism for our stockholders to convey their priorities, perspectives, and issues of concern. Our evaluation of stockholder proposals is guided by a framework that considers the following factors, among others:

•	Existing initiatives and disclosures. Stockholder proposals often request that we prepare a report, adopt a policy, or implement new (or different) processes. We appreciate the core issues raised in many of the proposals, and we often find that we have already taken actions to address them, rendering the implementation of a specific proposal unnecessary or not the best use of company resources. While our actions may not be exactly as prescribed in a proposal, they are designed to further the long-term interests of the company, our stockholders, and other stakeholders.
•	Alignment with long-term interests. Our Board and management team assess each proposal request carefully, taking into account feedback from internal subject matter experts who have deep insight into our current priorities and approach to the matters raised by the proposals. We evaluate whether the proposal can be implemented in furtherance of our long-term interests and in alignment with our existing goals and initiatives. We are less inclined to support proposals that are narrowly focused on nuanced issues, that seek to micromanage the company, or that are repeatedly submitted (with slight modifications) despite historically low support from our stockholders.
•	Proponent identity and objectives. In many instances, we engage directly with the proponents, which enables us to better understand their objectives and gives us an opportunity to elaborate on our initiatives, policies, and practices. We prioritize engagements with proponents where we believe direct dialogue will be constructive. We have encountered proponents whose primary objective for submitting a proposal appears to be for publicity purposes, opting to remain on the ballot despite making headway during our engagements. We have also received an increasing number of proposals submitted by proponents on behalf of certain special interest groups that are not stockholders. In such instances, we take into account our efforts to engage with these groups outside of the proxy process.

Independent of our stockholder proposal process, we have continued to thoughtfully enhance our disclosures, often as a result of our ongoing engagement with external experts, in alignment with evolving business requirements, and in ways that do not compromise competitively sensitive information or stockholder value.

Various stockholders have submitted Proposal Numbers 3-14 for the Annual Meeting. These stockholder proposals, including any supporting statements, are included exactly as submitted to us by their proponents. While a number of these proposals contain typographical errors, factual inaccuracies, and claims that we believe are incorrect or misleading, we have not attempted to correct or refute all of them.

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We describe here our Board’s rationale for recommending against each stockholder proposal submitted for the Annual Meeting:

Proposal		Alphabet Board Voting Recommendation	Rationale
Stockholder Proposals:
3	Stockholder proposal regarding “Support for Shareholder Right to Act by Written Consent” (page 65)	AGAINST	•	A written consent process does not promote transparent decision-making and could disenfranchise stockholders
			•	Stockholder meetings offer important protections and advantages that are absent from the written consent process
4	Stockholder proposal regarding a financial performance policy (page 67)	AGAINST	•	Our Board and its committees are best positioned to review the company’s capital allocation plan and ensure that executive compensation is aligned with such strategy and the best interests of our stockholders
5	Stockholder proposal regarding a report on charitable partnerships (page 69)	AGAINST	•	The proposal inappropriately seeks to undermine our ability to manage ordinary business operations and strategic initiatives
			•	We already have a well-defined philanthropic program that adheres to strict internal governance and approval procedures
			•	We maintain active oversight of our philanthropic efforts
6	Stockholder proposal regarding a request to cease CEI participation (page 72)	AGAINST	•	The proposal inappropriately seeks to undermine our ability to manage ordinary business operations and strategic initiatives
			•	Our participation in organizations does not reflect an endorsement of their agendas
7	Stockholder proposal regarding an enhanced disclosure on climate goals (page 74)	AGAINST	•	We have a long track record of transparency and already provide information about our climate goals, progress, policies, and practices in our existing environment reporting
			•	We strive to evolve our disclosures to align with best practices and expectations, including compliance with regulatory frameworks
8	Stockholder proposal regarding equal shareholder voting (page 76)	AGAINST	•	Our current capital structure has provided significant long-term stability and growth
			•	Our strong governance structure and independent board leadership hold management accountable
9	Stockholder proposal regarding a report on the due diligence process to assess human rights risks in CAHRA (page 79)	AGAINST	•	Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies
			•	Our policies and principles are reviewed regularly to ensure we provide transparency and pursue AI responsibly to align with user goals, social responsibility, and widely accepted principles of international law and human rights
10	Stockholder proposal regarding a report on risks of discrimination in GenAI (page 82)	AGAINST	•	We have published Our Approach to the Gemini App, and we regularly publish AI Responsibility reports, which provide detailed insights into our policies, practices, and processes for developing advanced AI systems, emphasizing neutral and universal design principles
			•	Our AI model cards and in-depth technical reports (e.g., Gemini 1.5, Gemma, Imagen 3) address the concerns raised
11	Stockholder proposal regarding a report on AI data usage oversight (page 85)	AGAINST	•	Our AI and data governance frameworks, coupled with our stringent privacy and safety policies, provide comprehensive oversight of AI development and data usage risks
			•	We actively collaborate with the broader online ecosystem to advance privacy standards and mitigate security risks

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Proposal		Alphabet Board Voting Recommendation	Rationale
12	Stockholder proposal regarding a human rights impact assessment of AI-driven targeted ad policies (page 88)	AGAINST	•	Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies
			•	We have developed solutions based on privacy-enhancing technologies to address concerns similar to those raised in this proposal
13	Stockholder proposal regarding a report on alignment of lobbying activities with child safety policies (page 91)	AGAINST	•	We have already published our ‘Legislative Framework to Protect Children and Teens Online’ and believe that the requested report is unnecessary
			•	We strive to ensure that children and teens have positive and age-appropriate experiences on our platforms
14	Stockholder proposal regarding a report on online safety for children (page 94)	AGAINST	•	We have strong policies and take extensive steps in our products to protect children
			•	We have a number of other voluntary disclosures that address these issues
			•	A number of recent regulatory frameworks include robust reporting requirements — as such, we already provide child safety-related metrics that are more substantive and informative in nature than the type of report requested in this proposal

Upon receiving an oral or written request, we will promptly provide the address and the number of known voting securities held by the proponents of the stockholder proposals. You may request this information via mail, email, or phone, as follows:

Alphabet Inc. Attn: Corporate Secretary 1600 Amphitheatre Parkway Mountain View, California 94043	Email: corporatesecretary@abc.xyz	Number: (650) 253-3393

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Proposal Number 3:
Stockholder Proposal Regarding “Support for
Shareholder Right to Act by Written Consent”

John Chevedden has advised us that he intends to submit the following proposal for consideration at the Annual Meeting.

Proposal 3 Support for Shareholder Right to Act by Written Consent

Shareholders request that our board of directors take such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This includes shareholder ability to initiate any appropriate topic for written consent.

Alphabet stock is in a long-term slump. Alphabet stock is sharply below its $381 price in 2019. In late 2024 it was only at $169.

To guard against the Alphabet Board of Directors becoming complacent during the current Alphabet long-term stock price slump Alphabet shareholders need the ability to act by written consent to help the Alphabet adopt new strategies to get out of the current Alphabet stock price slump.

A shareholder ability to act by written consent would be a welcome incentive for Alphabet Directors to turn around the current long-term slump in the Alphabet stock price since the continued service of the least qualified Alphabet Directors could be terminated by Alphabet shareholders acting by written consent. This is a good incentive for the Alphabet Directors to have for the benefit of all Alphabet shareholders.

Please vote yes:

Support for Shareholder Right to Act by Written Consent - Proposal 3

Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•  A written consent process does not promote transparent decision-making and could disenfranchise stockholders.

•  Stockholder meetings offer important protections and advantages that are absent from the written consent process.

Stockholder meetings provide a more transparent, informed, and equitable process for all stockholders to exercise their rights

Actions taken through a meeting, whether at an annual or special meeting of stockholders, better serve stockholders’ interests because all stockholders are provided an opportunity to participate in an open, transparent, and equitable decision-making process.

Some of the protections and advantages of stockholder meetings, which are absent from the written consent process, are as follows:

•	Accurate and complete information about the proposed action is included in a proxy statement, which is widely distributed to stockholders before the meeting;

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•	All stockholders have a chance to engage meaningfully in the process, voice their concerns, offer their perspectives, and cast their votes, and also have greater flexibility to change their decisions before the proposed action becomes effective;
•	All communications with respect to proposed actions to be taken at a meeting of stockholders are governed by SEC rules that require fair disclosure to all stockholders, preventing a select group of stockholders (including special-interest investors) from approving critical actions without advance notice to, or participation by, all of the other stockholders or to Alphabet; and
•	The Board is able to analyze and provide a recommendation to stockholders on actions proposed to be taken.

Further, the action by written consent process could create confusion. Different stockholder groups could solicit multiple written consents simultaneously, some of which may be duplicative or contradictory, imposing significant administrative and financial burdens on the company with no corresponding benefit to our stockholders.

Our corporate governance practices give our stockholders effective access to our Board and management, promoting transparency and accountability

Our corporate governance practices provide meaningful opportunities for our stockholders to communicate their priorities and concerns with our Board, management, and other stockholders. Such practices include:

•	Our bylaws provide that special meetings of stockholders may be called at the request, in writing, of the holders of record of at least 20% of the total voting power of the outstanding shares of capital stock of Alphabet then entitled to vote.
•	We hold an annual election of directors.
•	Our proxy access bylaw provision permits eligible stockholders to nominate and include information about director nominees in Alphabet’s proxy card, as discussed on page 102 of this proxy statement.

In addition, we proactively engage with a number of our stockholders, providing opportunities to discuss and deliver feedback. We share the feedback from these conversations with our Board, which considers these perspectives as part of its evaluation and review of our practices and disclosures.

Based on the foregoing, our Board believes that written consent procedures, with its potential for abuse and disenfranchisement of a large group of stockholders, would not provide any additional benefit to our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 4:
Stockholder Proposal Regarding a Financial Performance Policy

Vermont Pension Investment Commission has advised us that it intends to submit the following proposal for consideration at the Annual Meeting.

RESOLVED: Shareholders urge the Board of Directors to adopt a policy that financial performance metrics shall be adjusted, to the extent practicable, to exclude the impact of share repurchases when determining the amount or vesting of any senior executive incentive compensation grant or award. Compliance with this policy shall be excused if it would cause the company to violate any existing contractual obligations or the terms of any compensation plan, but shall apply to future employment agreements and plans.

SUPPORTING STATEMENT

Senior executive pay should be aligned with operational results and the individual contributions of senior executives, not financial engineering. Stock buybacks directly affect many of the financial ratios used as performance metrics for incentive pay of senior executives. For example, stock buybacks can increase earnings per share, return on assets, and return on equity. While stock buybacks may also boost stock prices in the short term, we are concerned that they can deprive companies of capital necessary for creating long term growth.

In our view, senior executives are responsible for improving our company’s operational performance, whereas the Board of Directors is responsible for determining when stock buybacks are appropriate. Academic research has shown that stock buybacks that increase earnings per share are more likely when a firm would have just missed analysts’ earnings per share target.1 Given this potential for manipulation, we believe that senior executives should not receive larger pay packages simply for reducing the number of shares outstanding.

In 2023, S&P 500 Index companies spent a combined total of $795 billion on stock repurchases and another $588 billion on dividends, totaling more than 85 percent of their reported earnings.2 This is a concern because retained earnings are a primary source of new investment. Academic research has shown that stock buybacks decrease capital expenditures and R&D spending, resulting in lower market-to-book ratios, profitability, innovation, and growth in the long run.3

Our company spent $62.2 on share buybacks in 2023, but only $45 billion on research and development, and $32 billion on capital expenditures. Our company’s executive compensation is primarily driven by total shareholder return, a financial ratio that can be inflated by stock buybacks.

For these reasons, we urge you to vote FOR this proposal.

(1)	Heitor Almeida et. al.,, “The Real Effects of Share Repurchases,” Journal of Financial Economics, January 2016, https://doi.org/10.1016/j.jfineco.2015.08.008.
(2)	S&P Dow Jones Indexes, “S&P 500 Q1 2024 Buybacks Increase 8.1% From Q4 2023,” June 17, 2024,
https://www.spglobal.com/spdji/en/documents/index-news-and-announcements/20240617-sp-500-buyback-q1-2024.pdf.
(3)	Zigan Wang et. al., “Real Effects of Share Repurchases Legalization on Corporate Behaviors,” Journal of Financial Economics, April 2021, https://doi.org/10.1016/j.jfineco.2020.10.008.

Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•  Our Board and its committees are best positioned to review the company’s capital allocation plan and ensure that executive compensation is aligned with such strategy and the best interests of our stockholders.

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The Compensation Committee is best positioned to determine the appropriate factors to evaluate executive compensation

The Compensation Committee and our Board are responsible for aligning executive incentives with Alphabet’s strategy and the best interests of our stockholders. The Compensation Committee (which is composed entirely of independent directors) and our Board are in the best position to design and implement executive compensation practices and principles that align with the long-term interests of our stockholders, taking into account best practices, market competitiveness, and our strategic, operational, and financial goals, including returning capital to our stockholders. The Compensation Committee retains independent compensation consultants to provide input, analysis, and guidance on the company’s executive compensation, peer groups, compensation design, equity usage and allocation, risk assessment, and human capital management. As part of its process, the Compensation Committee considers key drivers of company performance and holds executives accountable for delivering on such performance targets. In addition, the Compensation Committee regularly assesses our executive compensation program, considering our strategy, market practices and stockholder input to confirm that it remains appropriately aligned with current market practices and stockholders’ interests. Should Alphabet implement the proposal, it would mean deviating from comparable metrics used by Alphabet’s peers and put Alphabet at a competitive disadvantage.

Our Board is best positioned for allocating capital in a manner that is in the best interest of our stockholders

Our Board regularly reviews our capital needs and guides the long-term capital structure of Alphabet to ensure we have sufficient capital to invest for future growth. After determining it has sufficient liquidity for short-term and long-term planning, Alphabet has repurchased shares under a stock repurchase program to return value to our stockholders. In addition, we repurchase shares to offset the dilutive effect of the issuance of shares pursuant to our equity compensation plans. The Compensation Committee considers Alphabet’s stock repurchase approvals, as well as current outstanding repurchase authorizations and historical stock repurchase trends, when setting performance metrics for executive compensation awards. This proposal would limit our ability to align our executive compensation arrangements with our overall capital allocation strategy and would unduly restrict our ability to use all tools at our disposal to maximize alignment with our stockholders’ interests.

It is unclear how this proposal might even be implemented

Among the equity awards we grant, we use performance stock unit awards that will vest, if at all, based on Alphabet’s total shareholder return (TSR) performance relative to the companies comprising the S&P 100 over the applicable performance period, subject to continued employment on the vesting date. The proposal asks that financial performance metrics be adjusted to exclude the impact of share repurchases, but it is unclear how TSR could be adjusted in such a manner given the various factors that may impact share price. How should the company reasonably quantify the impact of stock buybacks on its stock price over a multi-year period? This is further complicated as similar adjustments would presumably need to be made for TSR of the S&P 100 given other companies’ stock repurchases. Our Board believes that the Compensation Committee should retain its flexibility in determining what particular performance metrics to use to best increase stockholder value. The Compensation Committee adjusts its assessments as necessary to stay competitive and attract, retain, and motivate highly-qualified executive officers.

Our Board believes that our current executive compensation policies and practices are appropriate and effective, serve the best interests of our stockholders, and advance the objectives of our executive compensation program by driving performance to create long-term stockholder value. Adoption of this proposal would not support those objectives and would not be in the best interests of our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 5:
Stockholder Proposal Regarding a Report on Charitable Partnerships

Bowyer Research, Inc., on behalf of Oklahoma Tobacco Settlement Endowment Trust, has advised us that it intends to submit the following proposal for consideration at the Annual Meeting.

Supporting Statement:

Corporations routinely use their platforms to voice support for humanitarian causes and human rights. Some of the most fundamental are the rights to free speech and religion, which are recognized by the First Amendment to the United States Constitution and the UN Declaration of Human Rights1. Unfortunately, many companies are supporting organizations that are undermining these freedoms.

The 2024 edition of the Viewpoint Diversity Score Business found that 62% of some of the largest companies in America support non-profits that are influencing public policy by actively attacking free speech and religious freedom.

Groups like the Human Rights Campaign have led coalitions calling on major social media platforms to censor “hate speech and harassment” that includes many mainstream views on parental rights and human sexuality.2 The HRC in particular has advocated for legislation like the Equality Act, which would pose serious threats to religious freedom, free speech, and the progress women have made toward equality in law and culture.3 And its Corporate Equality Index requires companies to provide “puberty blockers for youth” in their healthcare plans4 even though nearly 70% of Americans oppose the practice, and has induced corporations like Anheuser-Busch5 and Target6 into marketing decisions that have severely and permanently harmed their brand value.

Many companies, including John Deere, Jack Daniels, Harley Davidson, Lowes, Home Depot, Ford, and Coors, have already taken affirmative steps to refocus their charitable giving to serve their diverse customers.7 Many have also explicitly cut ties with the Human Rights Campaign as a part of this effort.

But Alphabet still partners with the HRC, with Google listed as a Platinum-level sponsor for the organization and receiving a perfect score on the Corporate Equality index.8 In Google’s 2024 diversity report9, the company touts its objective of “mak[ing] more space for diverse perspectives and experiences in our workplace.” Yet, when it comes to diverse political and religious perspectives, Alphabet’s corporate partnerships simply don’t meaningfully align with the company’s aims.

Alphabet needs to assure its shareholders that it is following through on these promises of equality for employees of diverse backgrounds, including diversity of political beliefs and religious practice, and that it is promoting fundamental freedoms that benefit every American.

Resolved: Shareholders request that the Board of Directors of Alphabet Inc. report to shareholders annually, at reasonable expense and excluding confidential information, an analysis of how Alphabet’s charitable partnerships impact its risks related to discrimination against individuals based on their speech or religious exercise.

(1)	https://www.un.org/en/about-us/universal-declaration-of-human-rights
(2)	https://deadline.com/2023/06/glaad-letter-human-rights-campaign-social-media-policies-letter-hate-speech-1235425983/; https:// www.hrc.org/press-releases/new-research-hateful-and-abusive-speech-towards-lgbtq-community-surging-on-twitter-under-elon-musk
(3)	https://www.heritage.org/religious-liberty/commentary/misguided-fairness-all-act-would-undermine-religious-liberty
(4)	https://hrc-prod-requests.s3-us-west-2.amazonaws.com/2023-CEI-Criteria-Toolkit-FINAL.pdf
(5)	https://www.newsweek.com/anheuser-busch-stock-drops-20-percent-bud-light-sales-struggle-1803680
(6)	https://nypost.com/2023/05/28/target-loses-10b-following-boycott-calls-over-lgbtq-friendly-clothing/
(7)	https://www.dailymail.co.uk/news/article-13812241/american-brand-dei-rules-backlash.html
(8)	https://www.hrc.org/resources/cei-equality-100-award
(9)	https://about.google/intl/ALL_us/belonging/diversity-annual-report/2024/

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•	The proposal inappropriately seeks to undermine our ability to manage ordinary business operations and strategic initiatives.
•	We already have a well-defined philanthropic program that adheres to strict internal governance and approval procedures.
•	We maintain active oversight of our philanthropic efforts.

Google.org, the charitable arm of Google, has been a well-established component of the company’s business since 2005, and the proposal seeks to micromanage the company’s ordinary business operations

In their letter to our stockholders at the time of Google’s initial public offering in 2004, our co-founders, Larry Page and Sergey Brin, outlined a vision to “ambitiously apply innovation and significant resources to the largest of the world’s problems.” Since 2005, Google.org, Google’s philanthropic arm, has delivered on this vision, providing over $18 billion in donated products, research support, and educational programs to nonprofits, universities, and educators around the world. The proposal would undermine our ability to effectively manage these programs, which are part of our ordinary business operations. Decisions regarding philanthropic contributions are best executed by members of our management team who possess the necessary expertise and insights into business needs and reputational impact.

The requested report is unnecessary because Google.org’s corporate donations program already adheres to robust internal governance and approval procedures

Google.org operates under a robust governance framework, ensuring responsible and ethical grantmaking. Its mission is to apply innovation, research, and resources to promote progress and expand opportunity for all, independent of political or religious affiliations. Rigorous internal procedures, including senior management oversight and explicit prohibitions against the use of our funds to engage in political or lobbying activities, govern each grant. Further, as stated in our U.S. Public Policy Transparency website, our support of a third-party organization does not mean that Google endorses the organizations’ agenda, its events or advocacy positions, nor the views of its leaders or members.

Grant recipients undergo a comprehensive due diligence process, evaluated based on their social impact, scalability, and alignment with our strategic objectives. Grants are subject to compliance with our Legal and Ethics & Business Integrity policies, including conflict of interest checks.

Our oversight structure ensures the responsible and effective management of Google’s philanthropic efforts

Google.org is led by a dedicated Global Head and Vice President, with legal compliance overseen by a specialized team within our Legal Department, under the direction of our General Counsel and Chief Legal Officer.

Our Board believes that our current governance and oversight mechanisms are effective and ensure responsible philanthropic contributions and that the proposed disclosures would not enhance our existing rigorous grantmaking process.

Our products and Code of Conduct reflect our commitment to freedom of expression

Supporting free expression is core to Google’s products and services. Our platforms are important channels for people around the world to access information and express themselves freely, and we are committed to ensuring that our platforms remain open and accessible for everyone. Our values are made clear in our Code of Conduct. Freedom of expression is one of our key principles in serving our users: “Google is committed to advancing privacy and freedom of expression for our users around the world.”

Our Code of Conduct also prohibits discrimination in the workplace, including on the basis of personal beliefs and viewpoints, so that all our employees can be free from harassment, intimidation, bias, and unlawful discrimination. We ensure that individuals are treated respectfully, fairly, and compassionately in all aspects of the company’s interactions and apply policies, procedures, and outcomes consistently regardless of who is involved.

Given all of this, our Board believes that the additional report requested by this proposal is not necessary and would not provide additional useful information to our stockholders.

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Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 6:
Stockholder Proposal Regarding a Request to Cease CEI Participation

The National Center for Public Policy Research has advised us that it intends to submit the following proposal for consideration at the Annual Meeting.

Request to Cease CEI Participation

Supporting Statement:

Google received a perfect score of 100 on the Human Rights Campaign (HRC)’s Corporate Equality Index (CEI),1 which can only be attained by abiding by its hyper-partisan, divisive and increasingly radical criteria.2

Though HRC claims that the CEI is just a “benchmarking tool on corporate policies... pertinent to LGBTQ employees,”3 in reality, it functions like a social credit score for corporations. The threat of a bad score is wielded by HRC against corporations to force them to do the political bidding of radical activists, which seek to sow gender confusion in youth, encourage permanent surgical procedures on confused and vulnerable teens, and effectively eliminate girls’ and women’s sports and bathrooms.

Receiving a perfect score on the CEI can only mean that Google – which has a paid platinum partnership with HRC4 – is spending shareholder assets to espouse and fund such divisive positions that risk shareholder value while being unrelated to the Company’s business.

Recent events have made clear that shareholder value drops when companies engage in the sort of activism that the CEI demands. Following Bud Light’s embrace of such divisiveness, its revenue fell $395 million in North America compared to a year prior.5 Target’s market cap fell over $15 billion amid backlash for similar actions.6 Disney stock fell 44% in 2022 – its worst performance in nearly 50 years – for putting divisive agendas ahead of parental rights.7 And more recently, Planet Fitness’ valuation dropped by $400 million in just five days for a similar controversy.8

This year, some companies finally learned from those mistakes by responding to these risks accordingly: Lowe’s, Ford, Harley Davidson, Jack Daniels, Tractor Supply and Walmart all ended their CEI participation.9

As the Board has a fiduciary duty to protect shareholders from unnecessary value-destroying risks, it should end Google’s participation in the CEI as well.

Resolved:

Shareholders request that the Board consider ending the Company’s participation in the Human Rights Campaign’s Corporate Equality Index.

(1)	https://www.hrc.org/resources/cei-equality-100-award
(2)	https://reports.hrc.org/corporate-equality-index-2023
(3)	https://www.hrc.org/resources/corporate-equality-index
(4)	https://www.hrc.org/about/corporate-partners
(5)	https://www.cnn.com/2023/08/03/business/anheuser-busch-revenue-bud-light-intl-hnk/index.html;
(6)	https://www.foxbusiness.com/media/target-market-cap-losses-hit-15-7-billion-share-near-52-week-low-amid-woke-backlash
(7)	https://www.washingtonexaminer.com/policy/economy/disney-has-lost-50-billion-in-value-since-war-with- 7 florida-began; https:// www.hollywoodreporter.com/business/business-news/disney-stock-2022-1235289239/; https://markets.businessinsider.com/news/ stocks/disney-stock-price-decline-bob-iger-pandemic-inflation- recession-streaming-2022-12
(8)	https://www.dailymail.co.uk/news/article-13220723/Planet-Fitness-Value-Falls-Trans-row.html
(9)	https://www.nbcnews.com/business/business-news/lowes-becomes-later-paring-back-dei-efforts-rcna168380; https://www.cbsnews. com/news/lowes-dei-harley-davidson-john-deere-tractor-supply/; https://x.com/harleydavidson/status/1825564138032234994; https://www.foxnews.com/lifestyle/jack-daniels-renounces-woke-agenda-latest-iconic-us-brand-bring-sanity-back-business;https:// corporate.tractorsupply.com/newsroom/news-releases/news-releases-details/2024/Tractor-Supply-Company-Statement/default.aspx; https://www.cnbc.com/2024/11/26/walmart-pulls-back-on-dei-efforts-removes-some-lbgtq-merchandise-.html

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•	The proposal inappropriately seeks to undermine our ability to manage ordinary business operations and strategic initiatives.
•	Our participation in organizations does not reflect an endorsement of their agendas.

The proposal seeks to micromanage the company’s ordinary business operations

Decisions regarding future participation in specific benchmarking tools are operational matters best executed by members of our management team who possess the necessary expertise and strategic insights. These decisions involve internal assessments, stakeholder consultations, and ongoing evaluations of effectiveness, all requiring management discretion. This proposal, which would micromanage these ordinary business operations, such as the use of industry surveys, would inappropriately supplant management’s judgment and undermine our ability to effectively run the company.

Our engagement with organizations does not necessarily reflect an endorsement of their agendas

We engage with a broad range of organizations important to our business, our global user base, and our employees. We regularly update our U.S. Public Policy Transparency website to provide a list of organizations that receive contributions from our U.S. Government Affairs and Public Policy team.

We respect the right of these third parties to shape their own policy agendas, even when they may not align with our own. We prohibit tax-exempt organizations such as 501(c)(4)s from using our dues or payments for political expenditures.

Our well-established compliance program and multi-layered oversight structure promotes responsible and effective management of our policy positions

We seek to operate in compliance with applicable laws, and we continuously monitor and evolve our practices, policies, and goals as appropriate to address compliance risks. Our commitment to compliance and responsible policy management is reinforced by a robust oversight structure. Our Global Vice President of Government Affairs and Public Policy leads our policy work, with additional input from our Chief Legal Officer. The Audit Committee oversees the company’s major risk exposures, including those associated with legal, regulatory, compliance, civil and human rights, and reputational risks, while the Compensation Committee oversees human capital management. The full Board receives regular updates from both Committees.

Consequently, our Board believes that this proposal, which would interfere with ordinary business operations, is not in the best interests of the company or our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 7:
Stockholder Proposal Regarding an Enhanced Disclosure on Climate Goals

Trillium ESG Global Equity Fund, as lead filer, along with other co-filers, whose names, addresses, and stockholdings will be provided by us upon request, have advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

Enhanced Disclosure

Whereas: Alphabet, Inc. (“Alphabet” or the “Company”) is a recognized leader in addressing climate change. In 2017, it became the first major company to match 100 percent of its annual global electricity consumption with renewable energy, and it is pioneering 24/7 carbon free energy (CFE) – that is, matching its global electricity demand with clean energy around the clock.

In 2021, Alphabet announced it would reach net-zero greenhouse gas (GHG) emissions, reduce 50 percent of its operational and value chain emissions, and source 24/7 CFE for its worldwide operations by 2030.

In its 2023 10-K, Alphabet acknowledges that not meeting its goals creates significant risk and states that “Any failure, or perceived failure...to meet evolving and varied stakeholder expectations and standards could harm our business, reputation, financial condition, and operating results.”

Concerningly, Alphabet’s GHG emissions have ballooned, rising 13 percent higher in 2023 than the previous year and 48 percent higher than in 2019. The Company identifies data centers hosting energy-intensive AI functions as the primary cause, noting their energy consumption is “outpacing” the Company’s ability to bring on clean energy projects.1

Despite continuing to develop clean energy projects, including a small modular nuclear reactor to be delivered by 2030, investors remain in the dark about the likelihood of Alphabet meeting its 2030 goals and, thus, would benefit from enhanced disclosure, such as, for example:

•	A contingency plan including scenario analyses that analyzes factors that could negatively impact the Company’s emissions reduction progress.[2]
•	A stress test of Alphabet’s strategies for achieving its 2030 goals, assessing factors over which it has direct and indirect control.[3]
•	Identification of anticipated emissions savings per strategy, such as the energy efficiency, renewable energy, and nuclear energy needed to support its climate goals.[4,5,6]
•	The Company’s anticipated emissions pathways to 2030 compared with the Intergovernmental Panel on Climate Change’s low- and no-overshoot 1.5 degrees Celsius-aligned pathways.[7]
•	Estimated metric tons of carbon removal required to compensate for Alphabet’s residual emissions.

By providing more transparency around its decarbonization planning, Alphabet can assure investors that it is prepared to meet its climate goals, thereby mitigating climate-related risks and upholding Alphabet’s reputation for climate leadership.

Resolved: Given the Company’s growing GHG emissions and the challenge of meeting its goals, shareholders request Alphabet disclose additional information illustrating if and how it will meet its 2030 climate goals. This disclosure should be beyond existing disclosures, at reasonable cost, omitting proprietary information, and made annually.

(1)	https://www.gstatic.com/gumdrop/sustainability/google-2024-environmental-report.pdf#page=34
(2)	https://www.ball.com/getmedia/c40fe912-662a-4ce1-9cef-e1c3f96822a0/Ball-Climate-Transition-Plan-FINAL-March-2023.pdf#page=13
(3)	https://www.ball.com/getmedia/c40fe912-662a-4ce1-9cef-e1c3f96822a0/Ball-Climate-Transition-Plan- FINAL-March-2023. pdf#page=58
(4)	https://www.unilever.com/files/ctap.pdf#page=18
(5)	https://www.southwest.com/assets/pdfs/communications/one-reports/240507-2023-One-Report-Planet-Snapshot.pdf
(6)	https://www.levistrauss.com/wp-content/uploads/2024/10/Climate-Transition-Plan.pdf#page=13
(7)	https://www.unepfi.org/themes/climate-change/recommendations-for-policy-makers-on-net-zero-action-aligning-commitments-with-science-based-no-low-overshoot-1-5-c-scenarios/

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•	We have a long track record of transparency and already provide information about our climate goals, progress, policies, and practices in our existing environmental reporting.
•	We strive to evolve our disclosures to align with best practices and expectations, including compliance with regulatory frameworks.

We are transparent about our ambitious 2030 net-zero and 24/7 carbon-free energy goals, disclosing our strategies, progress, and challenges

We provide information and data on our climate initiatives, including our ambitious net-zero and 24/7 carbon-free energy goals, and the challenges to fully achieving them. Our annual Environmental Report provides details of our net-zero goal, including its scope, timeline, and base year. We provide extensive reporting to allow our stockholders to understand our annual performance against our goals, including our year-over-year emissions by scope, our global and regional carbon-free energy progress, related methodology descriptions, and environmental risk management details, including our climate risk assessment process.

Importantly, we are also transparent about the challenges that we face in reaching our goals, including increased data center energy consumption and supply chain emissions, procurement headwinds faced by the clean energy industry, and the complexities of decarbonizing certain industries and regions core to our supply chain. We acknowledge that achieving net-zero emissions and 24/7 carbon-free energy by 2030 are ambitious goals, and that our path will not be easy or linear.

Driven by our commitment to clean energy progress, we are actively pursuing a wide range of opportunities, as evidenced by our recent ventures into next-generation nuclear energy and enhanced geothermal power. These strategic initiatives are fundamental aspects of our ordinary business operations and are best executed by management who possess the necessary expertise and insights into our business needs and opportunities.

We believe that our current practices provide sufficient information to allow our stockholders to understand our climate goals, the programs and strategies that we are employing to meet them, and our latest progress and challenges.

We are constantly evolving our disclosures to align with best practices and expectations, including compliance with regulatory frameworks

We evolve our disclosures to meet a number of reporting regulations globally. We believe our existing and any forthcoming disclosures will continue to provide meaningful information to our stakeholders. Preparing the separate, bespoke report as requested by the proponent would be duplicative and inefficient, administratively burdensome, and an ineffective use of our resources.

Given all of this, our Board believes that the additional report requested by this proposal is not necessary and would not provide additional useful information to our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 8:

Stockholder Proposal Regarding Equal Shareholder Voting

The NorthStar Asset Management, Inc. Funded Pension Plan, as lead filer, and Mercy Investment Services, Inc., as co-filer, have advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

Give Each Share an Equal Vote

RESOLVED:

Shareholders request that our Board take all practicable steps in its control to initiate and adopt a recapitalization plan for all outstanding stock to have one vote per share. We recommend that this be done through a phase-out process in which the board would, within seven years or other timeframe justified by the board, establish fair and appropriate mechanisms through which disproportionate rights of Class B shareholders could be eliminated. This is not intended to unnecessarily limit our Board’s judgment in crafting the requested change in accordance with applicable laws and existing contracts.

SUPPORTING STATEMENT:

In our company’s multi-class voting structure, Class B stock has 10 times the voting rights of Class A. As a result, Mr. Page and Mr. Brin currently control over 51% of our company’s total voting power while owning less than 13% of stock - and will continue to retain voting control even though they have stepped down from leading the company.

Due to this voting structure, our company takes public shareholder money but refuses shareholders an equal voice in the company’s management. For example, it was primarily the weight of the insiders’ 10 votes per share that permitted the creation of a non-voting class of stock (class C) even though most shareholders voted to oppose the move.

In another example, shareholders note that directly-employed Google workers are partially compensated in Class C stock. Google’s compensation philosophy states that “Googlers should share the success of the company,” but without voting rights, these employee-shareholders cannot exercise oversight of executives and find themselves subject to repeated layoffs, outsourcing, and interference with their freedom of association. Moreover, Google hires tens of thousands of contracted workers who have even less say over their indirect employer’s actions, including this year’s elimination of a 2019 policy that required U.S contractors and suppliers pay $15 an hour and provide health benefits to employees. This lack of worker voice can only depress employee performance and innovation.

A variety of corporate governance experts illustrate a growing concern about multi-class share structures:

•	The Council for Institutional Investors (CII) recommends a seven-year phase-out of dual class share offerings. The International Corporate Governance Network supports CII’s recommendation “to require to a time-based sunset clause for dual class shares to revert to a traditional one-share/one-vote structure no more than seven years after a company’s IPO date.”
•	Asset manager BlackRock reiterates that “effective voting rights are basic rights of share ownership.”
•	The Investor Stewardship Group recommends that “shareholders should be entitled to voting rights in proportion to their economic interest” and “boards should have a strong, independent leadership structure.”
•	As of November 15, 2024, Institutional Shareholder Services (ISS), which rates companies on governance risk, gave our company a 10, its highest risk category, for the Governance QualityScore.

Shareholders are encouraged to vote FOR this good governance request to allow better shareholder oversight.

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•	Our current capital structure has provided significant long-term stability and growth.
•	Our strong governance structure and independent board leadership hold management accountable.

Our long-term oriented capital structure effectively serves stockholders

Since our inception, Google has been managed with a focus on the long term. This focus was emphasized by our co-founders, Larry Page and Sergey Brin, in their letter to our stockholders at the time of Google’s initial public offering in 2004: “We are creating a corporate structure that is designed for stability over long time horizons.” They reiterated their commitment to our long-term focus in their April 2012 letter to our stockholders: “We have always managed Google for the long term, investing heavily in the big bets we hope will make a significant difference in the world.” The creation of our holding company, Alphabet, in October 2015 to facilitate investment in long-term opportunities reinforces this view.

Our success is owed in large part to the leadership and vision of our co-founders, who continue to oversee the company’s strategy as members of our Board, and that is carried on today by Alphabet CEO Sundar Pichai. We have established a consistent track record for continuously building a strong company and creating stockholder value. This value creation is supported by the stability provided by our capital structure, which insulates us from short-term pressures and gives us greater ability to focus on long-term opportunities. A multi-class structure allows our management to take calculated risks in furtherance of maximizing long-term returns, and the strategic decisions made over the years by Alphabet’s management has enabled it to become one of the most successful companies in the world.

Furthermore, our fully independent Governance Committee regularly reviews and oversees risks and exposures related to corporate governance and overall board effectiveness, including any risks posed by our capital structure, and our Board continues to believe that our current capital structure is appropriate for the company.

Our governance structure and independent Board leadership holds management accountable

We have established a robust governance structure that ensures effective independent oversight and enables our Board to hold management accountable for promoting the best interests of the company and our stockholders. Our Board leadership structure is regularly evaluated and has been modified at times to uphold strong independent oversight in our evolving business and operating environment, including the establishment of the role of independent Chair in 2018. Today, under this structure, our Board, with a majority of independent directors, is led by John L. Hennessy, our non-executive, independent Chair, and our key committees are composed entirely of independent directors, which promotes accountability. Further, our independent directors meet in executive sessions without the presence of the non-independent directors in connection with regularly scheduled Board and committee meetings and at other times as necessary.

Further, we maintain and periodically enhance our governance practices and stockholder rights, including by having annual elections of all director nominees and introducing a majority voting standard for directors. These enhancements are informed by feedback gathered from direct engagement with our stockholders, which is shared with and reviewed by our Board. These practices support our Board’s ability to hold management accountable and represent the interests of our stockholders.

Our Board believes that our capital structure, which it evaluates annually, and our strong governance practices have provided significant stability to the company and proven benefits to our stockholders, and believes that implementing this proposal would not be in the best interests of the company and our stockholders.

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Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 9:
Stockholder Proposal Regarding a Report on the Due

Diligence Process to Assess Human Rights Risks in CAHRA

Zevin Asset Management, on behalf of Denise Bergman and Pamela Rogers, has advised us that it intends to submit the following proposal for consideration at the Annual Meeting.

RESOLVED: Shareholders request that the Board of Directors commission an independent third-party report, at reasonable expense and excluding proprietary information, on the due diligence process Alphabet Inc. (Alphabet) uses to determine whether customers’ use of products and services for surveillance, censorship, and/or military purposes contributes to human rights harms in conflict-affected and high-risk areas (CAHRA).1

SUPPORTING STATEMENT

Shareholders seek information, at board and management discretion, through a report that:

•	Discusses how risks associated with customer use of products and services for surveillance, censorship, and/or military purposes in CAHRA are assessed, mitigated, and reported upon; and
•	Assesses if additional policies, practices, and governance measures are needed to mitigate risks.

WHEREAS: CAHRA are increasing globally, with 30 percent more people killed in 2024 than 2023 and the number of conflicts doubling in the last five years.2 A survey of 1,200 CEOs indicated 97 percent of respondents altered investment plans due to geopolitical volatility,3 while another study found that 84 percent of the world’s 26 largest investors identified “geopolitical confrontation” as a top three systemic risk.4

Alphabet’s Human Rights Policy commits the company to “responsible decision-making around emerging technologies.”5 Research indicates that Alphabet is providing products and services to customers in CAHRA, which may be contributing to violations of international humanitarian law (IHL) and human rights, including:

1.	Supporting cloud data centers in Saudi Arabia for the state’s access to user data and well-documented surveillance, detention, and extrajudicial killings of dissidents.6 7
2.	Providing Customs and Border Patrol with a “virtual wall” along the U.S.-Mexico border[8] and integrating Vertex AI9 into an expansive surveillance system[10] risks, exposing Alphabet to Customs and Border Patrol’s family separation policy and surveillance of immigrant communities.[11]
3.	Supporting the Chinese company Semptian, which is enhancing the surveillance and censorship capabilities of Chinese security agencies.[12]
4.	Providing cloud computing technology, through Project Nimbus, to the Israeli government, including the Israel Defense Forces (IDF), raising ethical, legal, and reputational risks concerns among Google executives and employees.13 14 Project Nimbus has reportedly supported IDF operations in the Occupied Palestinian Territory, including AI-powered facial recognition and sentiment analysis[15] and the enabling of Israel’s AI-assisted targeting systems.16 17
5.	Compliance with Russian government requests to remove videos on YouTube related to censorship circumvention tools and avoiding military conscription and blocking digital rights organization channels.[18]
Alphabet’s Human Rights Policy states, “Transparency is core to our commitment to respect human rights” and mentions human rights impact assessments.[19] However, there is no information on how the increasing use of Alphabet products and services for surveillance, military and/or censorship purposes in CAHRA exposes the company to human rights risks. The requested report will provide investors with meaningful insights into the company’s governance of these material risks.

(1)	http://dx.doi.org/10.1787/9789264185050-en
(2)	https://www.washingtonpost.com/world/2024/12/12/conflict-war-2024-israel-gaza-ukraine/
(3)	https://assets.ey.com/content/dam/ey-sites/ey-com/en_us/topics/ceo/ey-ceo-outlook-pulse-survey-january-2023-global-report.pdf
(4)	https://www.thinkingaheadinstitute.org/news/article/worlds-largest-investors-increasingly-concerned-on-systemic-risks/
(5)	https://about.google/human-rights/
(6)	https://www.eff.org/deeplinks/2022/09/googles-perilous-plan-cloud-center-saudi-arabia-irresponsible-threat-human-rights

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(7)	https://www.state.gov/reports/2023-country-reports-on-human-rights-practices/saudi-arabia/
(8)	https://theintercept.com/2020/10/21/google-cbp-border-contract-anduril/
(9)	https://fedscoop.com/customs-border-protection-ai-tools/
(10)	https://www.technologyreview.com/2023/04/17/1071682/us-pouring-money-surveillance-towers-southern-border/
(11)	https://www.hrw.org/news/2024/12/16/us-lasting-harm-family-separation-border
(12)	https://theintercept.com/2019/07/11/china-surveillance-google-ibm-semptian/
(13)	https://www.nytimes.com/2024/12/03/technology/google-israel-contract-project-nimbus.html
(14)	https://time.com/7013685/google-ai-deepmind-military-contracts-israel/
(15)	https://www.wired.com/story/amazon-google-project-nimbus-israel-idf/
(16)	https://www.aa.com.tr/en/middle-east/-project-nimbus-key-asset-in-israel-s-war-on-gaza-occupied-palestine-/3195224
(17)	https://theintercept.com/2024/04/05/google-photos-israel-gaza-facial-recognition/
(18)	https://www.hrw.org/news/2024/12/17/russia-foreign-tech-companies-cave-authorities-pressure
(19)	https://about.google/human-rights/

Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•	Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies.
•	Our policies and principles are reviewed regularly to ensure we provide transparency and pursue AI responsibly to align with user goals, social responsibility, and widely accepted principles of international law and human rights.

Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies

As disclosed on our Human Rights website, under the umbrella of our Human Rights Program, our senior management oversees the implementation of our civil rights and human rights work. The Audit Committee also provides oversight of key risks, including those associated with human rights, data privacy and security, legal, regulatory, compliance, and reputational risks, as well as “the steps Alphabet takes to prevent, detect, monitor, and actively manage such exposures.” We also evaluate how we act on our human rights commitments and mitigate related risks, and make enhancements to our governance as appropriate.

Our Human Rights Program advises product teams on potential civil and human rights impacts, conducts human rights due diligence, and engages external experts and stakeholders. Furthermore, our Human Rights Program is a central function responsible for ensuring that we are meeting our commitment to the United Nations Guiding Principles on Business and Human Rights, Global Network Initiative Principles, and other civil and human rights instruments across Google and its products. Our civil and human rights work is integrated into processes and procedures across the company and informs our long-term strategies and day-to-day decision-making.

We maintain transparent policies and principles on use of our technology

Our technologies further our mission to organize the world’s information and make it universally accessible and useful. Our robust policies and processes, principles, and terms of service govern our work with our customers and partners, including our work with government customers.

In 2010, we launched the Google Transparency Report, which sheds light on how the policies and actions of governments and corporations affect our users’ privacy, security, and access to information. We voluntarily disclose the number of requests we receive from courts and government agencies, and provide this information on a country/regional basis.

Additionally, we provide transparency about removals via Lumen, a project of Harvard University, which works with a variety of international research partners to offer information about the global landscape of Internet takedown requests. Lumen posts and analyzes different kinds of requests to remove material from the Internet, including requests from government agencies. Lumen receives these requests from participating companies as well as from individuals. When we are able to do so legally, we link from our search results to the requests published by Lumen in place of removed content.

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Through our AI Principles we responsibly pursue AI throughout the development and deployment lifecycle, implementing appropriate human oversight, due diligence, and feedback mechanisms to align with user goals, social responsibility, and widely accepted principles of international law and human rights. Our approach to AI is grounded in the principle that we develop and deploy models and applications where the likely overall benefits substantially outweigh the foreseeable risks. In February 2025, we published our 6th annual Responsible AI Progress Report detailing how we govern, map, measure, and manage AI risk throughout the development lifecycle. The report highlights the progress we have made over the past year building out governance structures for our AI product launches.

Given the governance, processes, and principles that apply to our work with our customers and partners, including the government, and our transparency around these matters, our Board believes that implementing this proposal would not provide additional benefit to our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 10:
Stockholder Proposal Regarding a Report on Risks of
Discrimination in GenAI

Inspire Investing, LLC, on behalf of William C. Cunningham, has advised us that it intends to submit the following proposal for consideration at the Annual Meeting.

Report on Risks of Discrimination in Generative Artificial Intelligence

Supporting Statement:

Generative AI (GenAI) is revolutionizing how individuals access and process information, through chat bots, search engines, email services, word processors, and web search tools, and more.1 Marc Andreessen has said AI “is highly likely to be the control layer for everything in the world” and “what AI is allowed to say/generate will be even more important—by a lot—than the fight over social media censorship.”2

But GenAI models are using misguided “misinformation” and “hate speech” policies to censor discussion, and even particular views, on controversial but important topics like COVID-19, women’s sports, and abortion.3 These ill-defined policies allow companies to censor for vague and subjective reasons and then hide behind the policies to avoid accountability. The Viewpoint Diversity Score Business Index4 found that these terms are already pervasive in “Acceptable Use Policies” at Alphabet] and virtually every other major tech company.

But the loudest voices are calling for more, not less, censorship. The World Economic Forum ranked AI-generated “misinformation and disinformation” as the #1 global risk, above inflation, climate change, and societal polarization.5 Alphabet shareholders asked for a report just last year on the same.6 And laws in the EU and 21 countries mandate or pressure digital platforms to deploy AI chatbots to remove disfavored political, social, and religious speech.7

The above policies reach well beyond legitimate harms and target sweeping amounts of protected expression. They also ignore the critical role of free speech and freedom of conscience which lie at the heart of a free society. These rights are listed first in the U.S. Bill of Rights and are protected in Articles 18 and 19 of the United Nations’ International Covenant on Civil and Political Rights. Alphabet, for its part, has committed to upholding these and other core human rights8 and to “[a]void creating or reinforcing unfair bias” in its 2018 AI Principles.9

As Time Magazine reported, “GenAI should augment, not replace, human reasoning. This critical function is hampered when guardrails designed by a small group of powerful companies refuse to generate output based on vague and unsubstantiated claims of ‘harm.’”10

The fall of the Global Alliance for Responsible Media11 and Gemini’s debacle with black founding fathers and Nazis12 show that this heavy-handed censorship is wildly unpopular. It also raises serious legal risk because of concerns about illegal discrimination.

Alphabet must address these concerns and assure its shareholders that it is protecting fundamental freedoms that will contribute to a free and fair society and serve its diverse users and customers.

Resolved: Shareholders request the Board of Directors of Alphabet assess and issue a report within the next year, at reasonable cost and excluding confidential information, evaluating how it oversees risks related to GenAI bias against religion (including religious views) or political views, and whether such discrimination may impact customers’, users’, and other individuals’ exercise of their constitutionally protected civil rights.

(1)	https:/ /www.nytimes.com/2023/08/16/technology/google-ai-life-advice.html
(2)	https://a16z.com/ai-will-save-the-world/
(3)	https://futurefreespeech.org/wp-content/uploads/2023/12/FFS_AI-Policies_Formatting.pdf
(4)	https://viewpointdiversityscore.org/business-index
(5)	https://www3.weforum.org/docs/WEF The Global Risks Report 2024.pdf

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(6)	https://abc.xyz/assets/04/ee/c60c46914e3ab540c82791bba321/goog024-alphabet-2024-proxy-statement- web.pdf
(7)	https://freedomhouse.org/report/freedom-net/2023/repressive-power-artificial-intelligence
(8)	https://about.google/intl/ALL_us/human-rights/
(9)	https://ai.google/responsibility/principles/
(10)	https://time.com/6835213/the-future-of-censorship-is-ai-generated/
(11)	https://deadline.com/2024/08/elon-musk-lawsuit-x-advertisers-1236035749/
(12)	https://www.npr.org/2024/03/18/1239107313/google-races-to-find-a-solution-after-ai-generator-gemini-misses-the-mark

Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•	We have published Our Approach to the Gemini App, and we regularly publish AI Responsibility reports, which provide detailed insights into our policies, practices, and processes for developing advanced AI systems, emphasizing neutral and universal design principles.
•	Our AI model cards and in-depth technical reports (e.g., Gemini 1.5, Gemma, Imagen 3) address the concerns raised.

In 2024, we published Our Approach to the Gemini app, which outlined our approach to these issues, and we regularly publish Responsible AI progress reports

Our founding mission statement is a commitment to organizing the world’s information and making it universally accessible and useful. That reflects our deep focus on free expression and access to information.

We are committed to developing AI systems that benefit all users, regardless of their viewpoints. This commitment is reflected in our recently updated long-standing AI Principles and our transparency efforts. We also prioritize neutral and universal design principles, with a goal of minimizing unfair bias.

Our statement last year, Our Approach to the Gemini App, further reflects our approach to these principles while also recognizing our obligation to prevent offensive, objectionable, or dangerous misuse of AI tools. In addition, we publish an annual AI Responsibility Report, which provides detailed insights into our policies, practices, and processes for developing advanced AI systems, emphasizing neutral and universal design. These reports, informed by extensive research, user feedback, and expert consultation, demonstrate our commitment to minimizing illegal or otherwise objectionable outputs.

Our AI model cards and in-depth technical reports further address the concerns raised

We pioneered the concept of “model cards” in 2018 to provide clear, structured information about our models’ development and evaluation. We have continuously refined these cards to enhance clarity and include comprehensive assessments of intended usage, limitations, risks, and mitigations.

For instance,

•	our Gemini 1.5 Pro Model card details evaluations for new capabilities, confirms that guidelines mitigate biases, and outlines evaluations to identify representational harms, and
•	our Imagen 3 Model card provides insights into our state-of-the-art text-to-image diffusion model, addressing safety and representation issues and outlining harm minimization methods.

Our model cards consistently document the multi-stage safety and quality filtering process, including data cleaning, filtering, and the removal of AI-generated images to prevent the learning of artifacts and biases. We will continue to invest in improving and releasing model cards to enhance public understanding of our models’ training, evaluation, and risk mitigation, including addressing biases as described in the proposal.

Our model cards, which summarize key elements of in-depth technical reports (e.g., Gemini 1.5, Gemma, Imagen 3), address the concerns raised by offering a broad range of evaluation results using a suite of benchmarks used across the industry. Our model cards also provide details on our approach to post-training and deploying models responsibly, as guided by our AI Principles in products like the Gemini app, Vertex AI and AI Studio.

Therefore, our Board believes that this proposal is unnecessary and not in the best interests of the company and our stockholders.

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Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 11:
Stockholder Proposal Regarding a Report on AI Data Usage Oversight

The National Legal and Policy Center has advised us that it intends to submit the following proposal for consideration at the Annual Meeting.

Report on AI Data Usage Oversight

Whereas: The immense and transformative potential of artificial intelligence comes with substantial risks.

The development and training of AI systems rely on vast amounts of data, and public information available via the Internet may not be enough to quench developers’ insatiable thirst for high-quality training data.1 Thus, stakeholders are concerned that developers will draw from sources in an unethical or illegal manner.2 3 4

Supporting Statement: Alphabet Inc. (“Alphabet” or “Company”) is an early leader in the AI arms race,5 which has helped push the Company to one of the highest market capitalizations in the world.6

Some outlets project that the “unrivaled” data access and dominance in the search market7 of subsidiary Google will position Alphabet to eventually overtake its AI competitors8 and be the first to establish dominance in the generative AI market. Given Alphabet’s suspect record on data ethics, shareholders, consumers, and businesses should be concerned that the Company’s AI expansion will drive further misconduct.

Past abuses include:

•	On behalf of the European Union, Ireland’s Data Protection Commission has opened an inquiry into one of Alphabet’s AI models, which could be a “‘high risk to the rights and freedoms of individuals’ in the EU.”[9]
•	Google settled a “class-action suit that sought damage payments of at least $5 billion”[10] for “pervasively tracking their internet use through browsers set in ‘private’ mode.”[11] The Company agreed to delete all the data collected.[12]
•	Google abandoned plans to remove third-party cookies from its Chrome browser after advertisers expressed concerns about the effectiveness of Google’s personalized advertising – Alphabet’s largest revenue driver.[13] The reversal drew scrutiny from the United Kingdom’s Competition and Markets Authority, which argued that “concerns remain.”[14]
•	The Company has longstanding ties with U.S. intelligence agencies, which raises concerns about Alphabet’s role in surveillance on US citizens.15 16

These are just a few of Alphabet’s many privacy and ethics violations.17 18 19 20

Prioritizing data ethics in Alphabet’s AI development will help avoid harmful fiduciary and regulatory21 22 consequences.23 Developers who prioritize ethical data usage will reap the benefits of consumer trust,24 while those that do not will suffer.

Alphabet’s position in the AI arms race, and its associated historic valuation, hang in the balance.

Resolved: Shareholders request the Company to prepare a report, at reasonable cost, omitting proprietary or legally privileged information, to be published within one year of the Annual Meeting and updated annually thereafter, which assesses the risks to the Company’s operations and finances, and to public welfare, presented by the real or potential unethical or improper usage of external data in the development, training, and deployment of its artificial intelligence offerings; what steps the Company takes to mitigate those risks; and how it measures the effectiveness of such efforts.

(1)	https://www.wsj.com/tech/ai/ai-training-data-synthetic-openai-anthropic-9230f8d8
(2)	https://www.scientificamerican.com/article/your-personal-information-is-probably-being-used-to-train-generative-ai-models/
(3)	https://www.axios.com/2024/01/02/copyright-law-violation-artificial-intelligence-courts
(4)	https://www.reuters.com/legal/legalindustry/risks-unleashing-generative-ai-company-data-2023-12-22/
(5)	https://finance.yahoo.com/video/alphabet-leading-ai-race-according-140332791.html
(6)	https://companiesmarketcap.com/alphabet-google/marketcap/
(7)	https://finance.yahoo.com/news/alphabet-discreet-ai-leader-140002698.html?guccounter=1
(8)	https://www.nasdaq.com/articles/alphabets-secret-weapon-global-artificial-intelligence-ai-race

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(9)	https://apnews.com/article/google-ireland-european-union-data-privacy-artificial-intelligence-e0bb5f7d38653724ba65e5d6c30266f7
(10)	https://www.forbes.com/sites/johanmoreno/2023/12/28/google-reaches-preliminary-settlement-in-high-stakes-privacy-suit/
(11)	https://www.reuters.com/article/us-alphabet-google-privacy-lawsuit-idUSKBN23933H/
(12)	https://time.com/6962521/google-incognito-lawsuit-data-settlement/
(13)	https://www.tradingview.comsymbols/NASDAQ-GOOG/financial-revenue/
(14)	https://www.reuters.com/technology/uks-competition-watchdog-work-with-google-tackle-concerns-over-chrome-cookies-2024-09-24/
(15)	https://qz.com/1145669/googles-true-origin-partly-lies-in-cia-and-nsa-research-grants-for-mass-surveillance
(16)	https://mronline.org/2022/07/27/national-security-search-engine/
(17)	https://techcrunch.com/2023/01/17/privacy-sandbox-topics-api-criticism/
(18)	https://newrepublic.com/article/161629/sad-implosion-googles-ethical-ai?utm_source=chatgpt.com
(19)	https://www.reuters.com/world/europe/france-imposes-fines-facebook-ireland-google-2022-01-06/
(20)	https://www.businessinsider.com/google-plus-class-action-settlement-how-to-claim-cash-payment-2020-8
(21)	https://hbr.org/2023/05/who-is-going-to-regulate-ai
(22)	https://www.ftc.gov/policy/advocacy-research/tech-at-ftc/2024/01/ai-companies-uphold-your-privacy-confidentiality-commitments
(23)	https://www.cnbc.com/2024/01/05/microsoft-openai-sued-over-copyright-infringement-by-authors.html
(24)	https://www.pewresearch.org/short-reads/2023/10/18/key-findings-about-americans-and-data-privacy/

Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•	Our AI and data governance frameworks, coupled with our stringent privacy and safety policies, provide comprehensive oversight of AI development and data usage risks.
•	We actively collaborate with the broader online ecosystem to advance privacy standards and mitigate security risks.

Our AI and data governance and management structures provide effective oversight of key risks related to AI development and data usage

Google operates an authoritative, comprehensive, and auditable system of record for all of our AI assets, including our models, our applications, and the workflows that produce them. This system is foundational to our commitment to AI safety and governance. We annotate all AI assets with detailed tracking of data origins and usage (auditable lineage). This detailed tracking is designed to meet our internal compliance standards and to address emerging legislation, such as the European Union’s AI Act, ensuring transparency and accountability in our AI development processes.

In addition, Google is deeply committed to user privacy and maintains protocols regarding private data and tracking. Our policies are designed to protect user privacy and safety through responsible data practices, including limits on the personal information that is used and saved, use of advanced privacy technologies to help keep personal information private, and privacy protocols followed throughout the product development lifecycle. (You can find out more about our policies at https://safety.google/security-privacy/.) We understand the importance of safeguarding user information and have implemented measures to protect it. We also provide our users with clear and accessible information about how their data is used and offer them meaningful privacy controls. We employ advanced security technologies and practices to protect user data from unauthorized access, use, or disclosure. And we are committed to complying with all applicable privacy laws and regulations, such as the European Union’s General Data Protection Regulation.

We take seriously the risks to AI safety and security stemming from the improper use of external data. We have implemented governance processes for our AI launches. This includes governance of the data used in generative AI launches to ensure compliance with our ethical standards and legal requirements. We also conduct extensive safety evaluations to identify and mitigate potential risks associated with data use and model behavior.

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We actively collaborate with the broader online ecosystem, informed by our AI Principles, to advance privacy standards and mitigate security risks

Google is committed to responsibly using data. In 2023, we published an update on web publisher controls (https://blog. google/technology/ai/an-update-on-web-publisher-controls/), providing a clear and easy-to-use mechanism for publishers to opt out of having data on their sites crawled for Google’s AI training. We track and implement these opt-out requests in line with Google-Extended, a control that publishers can use to manage whether their sites help improve Bard and Vertex AI generative APIs.

All of our AI work conforms to our Secure AI Framework (SAIF, available at https://saif.google/), which we designed to mitigate security risks specific to AI systems across the public and private sectors. Our SAIF commitments are part of our commitment to protecting privacy and security across the internet. Our work with policymakers and standards organizations, such as National Institute of Standards & Technology, the G7 Hiroshima Process, the OECD, and the International Standards Organization, contributes to evolving regulatory frameworks. (You can find out more about SAIF’s role in securing AI systems at: https://blog.google/technology/safety-security/introducing-googles-secure-ai-framework/). We are advancing this work and fostering industry support by forming the Coalition for Secure AI (CoSAI), with founding members like Anthropic, Amazon, Cisco, Cohere, Chainguard, GenLab, Google, IBM, Intel, Microsoft, NVIDIA, OpenAI, Paypal, and Wiz, to address critical challenges in implementing secure AI systems.

We believe our AI and data governance and management structures and continued work with regulators and the broader community on our initiatives address the concerns raised by the proponent. Moreover, we continuously monitor the evolving landscape of AI and regulation to proactively address emerging risks and ensure long-term compliance. Consequently, our Board believes adopting this proposal would not be in the best interests of the company and our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 12:
Stockholder Proposal Regarding a Human Rights
Impact Assessment of AI-Driven Targeted Ad Policies

Shareholder Association for Research & Education on behalf of the United Church of Canada Pension Plan, as lead filer, along with other co-filers, whose names, addresses, and stockholdings will be provided by us upon request, have advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

RESOLVED: Shareholders request the Board of Directors of Alphabet Inc. to publish an independent third-party Human Rights Impact Assessment (the “Assessment”), examining the actual and potential human rights impacts of Google’s artificial intelligence-driven targeted advertising policies and practices. This Assessment should be conducted at a reasonable cost; omit proprietary and confidential information, as well as information relevant to litigation or enforcement actions; and be published on Alphabet’s website by June 1, 2026.

WHEREAS: Alphabet’s advertising business, which heavily relies on artificial intelligence (“Al”), accounted for more than 75% of Alphabet’s revenue in 2023.1

Algorithmic systems are deployed to deliver targeted advertisements, determining what users see and can result in and exacerbate systemic discrimination and human rights violations.2 Google’s current ad infrastructure is driven by third-party cookies, which enable entities to track users online by accumulating significant personal data -- putting user privacy at risk. Despite these risks, Alphabet’s measures to address privacy shortcomings and broader human rights concerns appear to be limited.

Google’s Al Principles commit to “considering and assessing new Al projects, products and deals” by integrating “human rights due diligence [as] part of that process.”3 However, in Q2 alone, Alphabet announced over 30 new ads features and products “to help advertisers leverage Al and keep pace with the evolving expectations of customers and users”4 -- yet shareholders lack clarity on what human rights due diligence efforts were made to identify and address risks from these products.

Additionally, Alphabet’s current policies and practices appear to be insufficient to manage such risks. For instance, Alphabet’s 2023 Ads Safety report does not provide shareholders with clarity on which platforms generated bad ads, what “inappropriate content” entails, and whether such ads could generate or have generated harms, such as discrimination.

Inadequate human rights due diligence measures may also expose Alphabet to regulatory risk. The Digital Services Act requires companies like Alphabet to take measures to integrate human rights considerations into their handling of user data and algorithmic decision-making. The EU’s Artificial Intelligence Act will also regulate the development and use of Al.

Alphabet’s 2023 Annual Report stated that Alphabet is “expanding [its] investment in Al across the entire company.”5 In Alphabet’s 2024 Q3 earnings call, Alphabet confirmed significant and growing investments in Al to grow its advertising business.6 If Alphabet fails to implement effective human rights due diligence to manage harms stemming from its Al-driven targeted advertising technology, a central pillar of Alphabet’s business, Alphabet may expose shareholders to significant regulatory, legal, financial and reputational risk.

In 2019, Google published a summary of a third-party Assessment of a celebrity facial recognition algorithm.7 Alphabet’s targeted advertising technology, which affect billions, deserves the same due diligence.

Alphabet has one of the largest footprints of any entity in the world. A robust Assessment is essential for Alphabet to mitigate risk and will provide shareholders with more clarity on Alphabet’s human rights due diligence efforts.

(1)	https://abc.xyz/assets/52/88/5de1d06943cebc569ee3aa3a6ded/goog023-alphabet-2023-annual-report-web-1.pdf
(2)	https://edri.org/wp-content/uploads/2021/06/EDRi Discrimination Online.pdf
(3)	https://blog.google/outreach-initiatives/public-policy/respecting-rights-global-network-initiative-assessment-report/
(4)	https://abc.xyz/2024-q2-earnings-call/
(5)	https://abc.xyz/assets/52/88/5de1d06943cebc569ee3aa3a6ded/goog023-alphabet-2023-annual-report-web-1.pdf
(6)	https://abc.xyz/2024-q3-earnings-call/
(7)	https://www.bsr.org/reports/BSR-Google-CR-API-HRIA-Executive-Summary.pdf

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•	Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies.
•	We have developed solutions based on privacy-enhancing technologies to address concerns similar to those raised in this proposal.

Our human rights governance and management structure provides effective oversight of key human rights risks and mitigation strategies

As disclosed on our Human Rights website, under the umbrella of our Human Rights Program, our senior management oversees the implementation of our civil rights and human rights work. The Audit Committee also provides oversight of key risks, including those associated with human rights, data privacy and security, legal, regulatory, compliance, and reputational risks, “and the steps Alphabet takes to prevent, detect, monitor, and actively manage such exposures.” We also evaluate how we act on our human rights commitments and mitigate related risks, and make enhancements to our governance as appropriate.

Our Human Rights Program advises product teams on potential civil and human rights impacts, conducts human rights due diligence, and engages with external experts and stakeholders. The Program also helps ensure that we are meeting our commitment to the United Nations Guiding Principles on Business and Human Rights, Global Network Initiative Principles, and other civil and human rights instruments. Our civil and human rights work is integrated into processes and procedures across the company and informs our long-term strategies and day-to-day decision-making.

Our policies are carefully designed to protect user privacy and safety

Delivering a safe user experience is our top priority in making decisions about the ads people see and the content that monetizes on our ads platforms. We implement strong privacy safeguards and data minimization techniques, provide transparency about data practices, and offer controls that empower users to make informed choices and manage their information. We collaborate across the broader digital advertising ecosystem to address privacy, informed in part by our AI Principles and our work with leading privacy and competition authorities. Our Publisher Policies restrict publishers from monetizing content that incites hatred or promotes discrimination, harassment, or intimidation. We publish an Ads Safety Report annually on our efforts to prevent improper use of our ads platforms.

We pursue AI responsibly throughout the AI development and deployment lifecycle, implementing appropriate human oversight, due diligence, and feedback mechanisms to align with user goals, social responsibility, and widely accepted principles of international law and human rights. We have guardrails in place to help prevent our systems from engaging with inappropriate or sensitive prompts or suggesting policy-violating creative content. To help reduce the likelihood of errors, we also give advertisers the flexibility to add additional guardrails by grounding generated responses on their own materials, such as ads or landing pages. Advertisers have the opportunity to review all of their AI-generated assets before running them in a campaign. And of course, all ads are subject to our existing Ads policies.

We also comply with various national laws governing the content of ads. For example, in the U.S. and Canada, our personalized advertising policies prohibit employment, housing, and credit advertisers from targeting or excluding ads based on gender, age, parental status, marital status, or zip code. We also provide housing advertisers with information about fair housing requirements to help ensure they are acting in ways that support access to housing opportunities. Further, we have long-standing policies prohibiting personalization based on sensitive categories.

We intend to continue to iterate and apply our policies and principles as we develop and integrate new privacy-enhancing technologies into our services

Our Board believes that our Human Rights Program, Privacy Program, Publisher Policies, AI Principles, legal compliance efforts, and continued efforts in these areas address the concerns raised by the proponent. Consequently, we believe adopting this proposal would not be in the best interests of the company and our stockholders.

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Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 13:

Stockholder Proposal Regarding a Report on Alignment
of Lobbying Activities with Child Safety Policies

Proxy Impact, on behalf of the Broz Family Investments, LLC, has advised us that it intends to submit the following proposal for consideration at the Annual Meeting.

According to the Wall Street Journal, Alphabet has co-led Big Tech’s opposition to the Kid’s Online Safety Act (KOSA) which “would assign to platforms what it calls a “duty of care,” essentially putting a legal onus on them to take steps to address mental-health disorders, addiction-like behaviors, bullying, sexual exploitation and more.” It further reported that KOSA is the first major federal legislation about child safety online since 1998 and had enjoyed rare bipartisan support until targeted by Big Tech lobbyists.1

This is just the latest in a long history of lobbying against (or seeking special carve outs) in Congressional child safety related bills. Alphabet reported lobbying on child safety bills including S.1409 Kids Online Safety Act, S.1207 EARN IT Act 2023, S.1418 Children and Teens Online Privacy Protection Act, S.90 and H.R.538 Consumers about Smart Devices Act, S.474 REPORT Act, S.1291 Protecting Kids on Social Media Act, and S.1199 STOP CSAM [Child Sexual Abuse Materials] ACT of 2023, among others.2

On a State level, Google has similarly opposed, or sought carve outs, against legislation in California, Arkansas, Louisiana, and Utah, requiring mandatory age verification aimed to help protect minors.3

In New York it was reported that “Google and Meta are spearheading a fierce push to kill New York legislation aimed at protecting children online” regarding the $1 million in Big Tech lobbying against the Stop Addictive Feeds Exploitation (SAFE) for Kids Act and the New York Child Data Protection Act.4

Google has also lobbied against child safety related legislation in Australia, the United Kingdom and the European Union (amid accusation of illegal lobbying through front groups).5

Alphabet has several child safety policies and commitments as stated in its Terms of Service, Transparency Reports, Google and You Tube Community Guidelines, Child Safety page, Privacy Page and its 2024 Proxy. Yet, the Company’s lobbying policy appears to be significantly misaligned with its child safety commitments.

RESOLVED: Shareholders request the Board of Directors analyze and report to shareholders (at reasonable cost and omitting confidential information) on whether and how Alphabet is aligning its lobbying and policy influence activities and positions, both direct and indirect (through trade associations, coalitions, alliances, and other organizations) with its child safety polices and commitments, including the activities and positions analyzed, the criteria used to assess alignment, and involvement of stakeholders, if any, in its analytical process.

In evaluating the degree of alignment between its child safety policies and its lobbying, Alphabet should consider not only its policy positions and those of organizations of which it is a member but also the actual lobbying activities, such as legislative comment submissions.

(1)	https://www.wsj.com/politics/policy/meta-google-lobbying-child-online-safety-bill-5ee63dcc
(2)	https://www.opensecrets.org/orgs/alphabet-inc/lobbying?id=D000067823
(3)	https://www.newsweek.com/when-protecting-kids-online-dont-let-apple-google-off-hook-opinion-1850897
(4)	https://nypost.com/2024/05/20/business/meta-google-leading-nearly-1m-lobbying-fight-to-kill-ny-online-child- safety-bills/
(5)	https://www.politico.eu/article/big-tech-companies-face-potential-eu-lobbying-ban/

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Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•	We have already published our ‘Legislative Framework to Protect Children and Teens Online’ and believe that the requested report is unnecessary.
•	We strive to ensure that children and teens have positive and age-appropriate experiences on our platforms.

We have already published our comprehensive ‘Legislative Framework to Protect Children and Teens Online’ and believe that the requested report is unnecessary

We believe well-crafted legislation can be an effective tool in building on existing efforts to keep children and teens safer online. As part of our commitment to collaborating with legislators on these issues, in October 2023, we published a Legislative Framework to Protect Children and Teens Online, which offers our perspectives on how to implement protections while also allowing young people to learn and thrive in an increasingly digital world. The framework supports legislation in areas such as:

•	Requiring online services to prioritize the best interests of children and teens in the design of their products;
•	Banning personalized advertising to minors, as well as banning the sale of minors’ data;
•	Requiring privacy-preserving settings that help parents address the unique needs and preferences of their family, while also respecting the increased abilities and autonomy of teens; and
•	Requiring online services to take measures to support mental health and wellbeing for children and teens.

The report requested by the proposal would largely duplicate this publicly accessible and comprehensive framework outlining our suggested legislative approaches in line with our child safety policies and commitments. Moreover, we are public in our support of a number of laws on these issues, and have been clear where we have concerns about other proposed laws that could have negative and/or unintended consequences.

We strive to ensure that children and teens have positive and age-appropriate experiences on our platforms

Without waiting for legislation, we strive to ensure that children and teens have positive and age-appropriate experiences on our platforms by:

•	Designing Age-Appropriate Products: We build services, like YouTube Kids and Google Kids Space, that align with children’s and teens’ developmental stages and needs.
•	Empowering Families with Flexible Controls: We offer a number of settings and tools, like Family Link, that give families flexibility to manage their unique relationships with technology.
•	Implementing Strong Policies and Protections: We enforce strict policies, like YouTube’s Community Guidelines, and invest in technology and expert teams to detect and remove harmful content.

We are proud that our products already offer many safeguards advocated for in proposed legislation such as KOSA, including content protections and digital wellbeing tools for minors, as well as prohibiting personalized advertising to minors.

We support many bipartisan bills

We actively engage with federal and state lawmakers and independent experts, and in 2024 we supported several bipartisan bills, including the Invest in Child Safety Act, the Project Safe Childhood Act, the REPORT Act, the SHIELD Act, and the STOP CSAM Act. We are committed to working constructively with lawmakers to make sure online safety legislation appropriately balances child privacy and safety with the rights of children to learn and explore online.

Given all of this, our Board believes that the additional report requested by this proposal is not necessary and would not provide additional useful information to our stockholders.

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Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Proposal Number 14:
Stockholder Proposal Regarding a Report on Online Safety for Children

Boston Common Asset Management on behalf of the Boston Common ESG Impact US Equity Fund, as lead filer, along with other co-filers, whose names, addresses, and stockholdings will be provided by us upon request, have advised us that they intend to submit the following proposal for consideration at the Annual Meeting.

Social media impacts children’s brains differently than adult brains.1 It poses physical and psychological risks that children and teens are unprepared for, including sextortion, grooming, hate group recruitment, human trafficking, cyberbullying, harassment, invasion of privacy, financial scams, and exposure to sexual, violent or self-harm content, among others.

Alphabet/YouTube face significant regulatory, reputational, and legal risks due to these unabated issues.

Mental Health:

The United States (U.S.) Surgeon General called for social media warning labels due to its impact on kids’ mental health.2 Forty-two states have sued Alphabet as the parent company, claiming YouTube is intentionally addictive and harm kids’ mental health.3

Plaintiffs claim YouTube caused a myriad of mental and physical harms, including:

•	Cyberbullying: YouTube comment sections can be a place where cyberbullying of content creators and their fans as well as youth users is common.
•	Depression: Social platforms like YouTube often serve up idealized images of body type or lifestyle. Children using YouTube may experience depression, anxiety and body dissatisfaction related to social comparisons on the platform.
•	Self-harm and suicide: In some cases, YouTube has presented suicidal ideation concepts. This can result in suicide or other forms of self-harm.[4]

Sexual Exploitation:

YouTube is often noted as a primary online channel for grooming and coercion, livestreaming, and housing Child Sexual Abuse Exploitation material. Google’s smartphone apps can allow parents and other abusers to connect with pedophiles who pay to watch — and direct — criminal behavior.5

Children’s Data Privacy & Targeted Ads:

YouTube paid a record $170 million fine to the Federal Trade Commission in response to allegations that YouTube illegally harvested children’s data. A Harvard study cited in 2022 YouTube generated the highest ad revenue out of all the platforms from users 12 and under – ($959.1 million) and derived 27 percent of its overall revenue from users under 18.6 In 2023, Fairplay raised concerns with the FTC about Google’s ads targeted to children, reporting that YouTube placed its behavioral ads on children’s channels 1,446 times.7

Legislation:

The European Union’s Digital Services Act requires identifying, reporting and removing child sexual abuse material. The United Kingdom’s Online Safety bill aims to protect children from online fraud and harmful content. The U.S. proposed Kids Online Safety Act requires companies to prevent or mitigate child risks including suicide, eating disorders and substance abuse.”8 9

YouTube lists steps taken to improve child safety, but it has no publicly available child safety or harm reduction performance metrics for investors and stakeholders to judge the effectiveness of Alphabet’s announced tools, policies and actions.

Resolved: Shareholders request that the Board of Directors publishes a report (prepared at reasonable expense, excluding proprietary information) that includes quantitative metrics appropriate to assessing whether and how Alphabet/YouTube has improved its performance globally regarding child safety impacts and actual harm reduction to children on its platforms.

(1)	https://www.apa.org/news/apa/2022/social-media-children-teens

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(2)	https://www.cnn.com/2024/06/17/media/surgeon-general-social-media-apps-warning-label/index.html
(3)	https://www.motleyrice.com/social-media-lawsuits/youtube
(4)	https://www.motleyrice.com/social-media-lawsuits/youtube
(5)	https://www.nytimes.com/2024/12/07/us/child-abuse-apple-google-apps.html
(6)	https://www.msn.com/en-us/money/news/harvard-study-reveals-underage-users-contribute-11b-to-social-media-platforms-including-youtube-and-instagram/ar-AA1m8pk5
(7)	https://arstechnica.com/tech-policy/2023/08/youtube-may-face-billions-in-fines-if-ftc-confirms-child-privacy-violations/
(8)	https://abcnews.go.com/Politics/protecting-kids-online-bipartisan-cause-senators/story?id=97195752
(9)	https://www.nbcnews.com/tech/social-media/kosa-kids-online-safety-act-speech-censor-rcna12824

Alphabet Opposing Statement

Our Board of Directors recommends a vote AGAINST the stockholder proposal because:

•	We have strong policies and take extensive steps in our products to protect children.
•	We have a number of voluntary disclosures that address these issues.
•	A number of recent regulatory frameworks include robust reporting requirements — as such, we already provide child safety-related metrics that are more substantive and informative in nature than the type of report requested in this proposal.

We have strong policies to protect children

Across Google and YouTube, we have put extensive resources into building robust policies and protections to combat the exploitation and endangerment of minors.

•	YouTube’s Youth Principles guide our product and policy development work, and promote a healthy experience for young people of all ages. And YouTube’s Terms of Service require that users must be at least 13 years old to use the platform or that a parent or legal guardian must enable it for them.
•	We rely on a combination of automated filters built by our engineering teams, human review, and feedback from parents to keep videos on YouTube Kids family-friendly.
•	Our child safety policies prohibit content that endangers the emotional and physical well-being of minors. We regularly review and update our Community Guidelines in consultation with industry experts. We remove violative content and report sexually explicit content featuring minors and content that sexually exploits minors to the National Center for Missing and Exploited Children (NCMEC), which forwards those reports to law enforcement agencies around the world as appropriate. Also, YouTube does not offer certain social media features to youth such as direct messaging that might pose additional harms to children, and age-gates content not appropriate for viewers under 18.
•	Our public Child Safety Toolkit includes tools we have developed to help organizations protect children and combat child sexual abuse material (CSAM) by better prioritizing abusive content for review. We offer two APIs, the Content Safety API and CSAI Match, to qualifying partners free of charge. Our partners use these tools to process billions of files, allowing them to evaluate millions of images and videos for abusive behavior each year.
•	In contrast to many other online platforms, Google and YouTube disable ad personalization and restrict sensitive ad content and categories for users under 18, as well as on YouTube Kids and YouTube “made for kids” content, and prohibit users under 18 from opting into ad personalization.

We provide significant information about our enforcement efforts

We publicly share a number of policies and relevant data about our efforts to allow people to access authoritative information while removing and reducing problematic content.

•	Our Terms of Service prohibit using any of our platforms or services to store or share illegal content, including CSAM. Across Google, our teams work around-the-clock to identify, remove, and report this content, using a combination of industry-leading automated detection tools and specially trained reviewers. We also share information, technical expertise, and tools with other companies and groups working against CSAM.

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•	Our regularly updated transparency report documents our efforts to combat online child sexual abuse material. The report details how many reports we make to the NCMEC each quarter, as well as providing data around our efforts on YouTube, how we detect and remove CSAM results from Search, and how many accounts we disable for CSAM violations across our services.
•	Our YouTube Community Guidelines transparency report, which we regularly update, provides data on how we enforce our policies globally as well as information about our efforts to detect violative content through automated flagging systems. With respect to child safety, the transparency report tracks how many channels, videos, and comments are removed for child safety-related reasons each quarter. We disclose a metric called the Violative View Rate, which measures our progress with respect to removing violative videos by estimating the percentage of total views that go to violative videos each quarter.

Our transparency efforts continue to advance to meet regulatory frameworks that include robust external reporting requirements

It is important to note that a number of most — if not all — of the recent regulatory frameworks include robust reporting requirements. Notably, the European Union’s Digital Services Act (DSA) requires us to make public a prescribed set of data on a regular basis. Among other things, the DSA requires reporting and risk assessments related specifically to children using covered platforms. In addition, the EU’s interim regulation to combat online child sexual abuse requires an annual transparency report. We also expect to file regular assessments under the UK Online Safety Act. And in 2023 we provided information for inclusion in Australia’s eSafety Commissioner’s report on online child safety. Given the extensive nature of these reporting requirements, we believe that the information called for under these frameworks will be more holistic, substantive, and informative in nature than the type of report the proponent has requested.

Our Board does not believe that the additional report requested by this proposal is necessary or would provide additional useful information to our stockholders.

Required Vote

Approval of the stockholder proposal requires the affirmative FOR vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock present or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted AGAINST the stockholder proposal.

Alphabet Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE STOCKHOLDER PROPOSAL.

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Questions and Answers About the Proxy Materials and the Annual Meeting

Proxy Materials

1.	Why am I receiving these materials?

Our Board made these materials available to you online, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at Alphabet’s 2025 Annual Meeting of Stockholders (Annual Meeting), which will take place on Friday, June 6, 2025 at 9:00 a.m., Pacific Time, via our virtual meeting site at www .virtualshareholdermeeting.com/GOOGL25. You are invited to participate in and vote on the items of business described in this proxy statement at the Annual Meeting if you were an Alphabet Class A or Class B common stock holder as of the close of business on April 8, 2025, the Record Date for the Annual Meeting, or hold a valid proxy for the Annual Meeting. This proxy statement includes information that we are required to provide to you under the SEC rules and that is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

•	this proxy statement;
•	our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2024; and
•	the proxy card or a voting instruction form for the Annual Meeting.

3.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

4.	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our stockholders by providing access to such documents online instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (Notice), which was mailed to the holders of Class A and Class B common stock, will instruct you as to how you may access and review all of the proxy materials online. The Notice also instructs you as to how you may submit your proxy online. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

5.	I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Alphabet Inc. Attn: Investor Relations 1600 Amphitheatre Parkway Mountain View, California 94043

Email: investor-relations@abc.xyz

Number: (650) 253-3393

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Stockholders who hold shares in street name (as described on page 99) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of the proxy materials for your household, please contact us using one of the aforementioned methods.

6.	How can I access the proxy materials online?

The Notice, proxy card, or voting instruction form will contain instructions on how to:

•	view our proxy materials for the Annual Meeting online and vote your shares; and
•	instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our Investor Relations website at https://abc.xyz/investor/annual-meeting/.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you revoke it.

Voting Information

7.	What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are set forth beginning on page 60 of this proxy statement. We will also consider any other business that properly comes before the Annual Meeting. See Question 21.

8.	How does our Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of the director nominees; “FOR” Proposal Number 2; and “AGAINST” each of the Proposals Number 3 through Number 14.

9.	What shares can I vote?

Holders of Alphabet Class A common stock and Class B common stock issued and outstanding as of the close of business on April 8, 2025, the Record Date for the Annual Meeting, are entitled to vote on all items being voted on at the Annual Meeting. Holders of Alphabet Class C capital stock have no voting power as to any items of business that will be voted on at the Annual Meeting. You may vote all shares of Alphabet Class A common stock and Class B common stock that you owned as of the Record Date, including shares held: (1) directly in your name as the stockholder of record, and (2) for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 6,679,104,001 shares of Class A common stock and Class B common stock issued and outstanding, consisting of 5,823,352,745 shares of Class A common stock and 855,751,256 shares of Class B common stock. On the Record Date, we had 5,468,478,389 shares of Class C capital stock issued and outstanding.

10.	How many votes am I entitled to per share?

Each holder of shares of Alphabet Class A common stock is entitled to one (1) vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Alphabet Class B common stock is entitled to ten (10) votes for each share of Class B common stock held as of the Record Date. The holders of the shares of Alphabet Class A common stock and Class B common stock are voting as a single class on all matters described in this proxy statement for which your vote is being solicited.

11.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Alphabet stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

•	Stockholder of Record — If your shares are registered directly in your name with our transfer agent, Computershare Investor Services (Computershare), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to Alphabet or to vote during the Annual Meeting. If you requested to receive printed proxy materials, you may use the proxy card that was sent to you. You may also vote online, by telephone, or by mail as described in the Notice and under Question 13.

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•	Beneficial Owner — If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you may vote online, by telephone, or by mail, as described in the Notice and in Question 13. You may also direct your broker, bank, trustee or nominee how to vote your shares, and you may vote during the Annual Meeting. If you do not wish to vote during the Annual Meeting or you will not be participating in the Annual Meeting, you may vote online, by telephone, or by mail, as described in the Notice and in Question 13.

12.	How can I vote my shares at the Annual Meeting?

This proxy statement was first mailed to stockholders on or about April 25, 2025. It is furnished in connection with the solicitation of proxies by our Board to be voted during the Annual Meeting for the purposes set forth in the accompanying Notice.

Participation in the Annual Meeting is limited to holders of Class A or Class B common stock as of April 8, 2025. You will be able to participate in, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/GOOGL25. To be admitted to and to vote at the Annual Meeting at www.virtualshareholdermeeting.com/GOOGL25, you must enter the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice, the voting instruction form, or the proxy card, or within the body of the email for electronic delivery recipients.

If you encounter any technical difficulties accessing the Annual Meeting or during the Annual Meeting, please call: (844) 986-0822 (toll-free) or (303) 562-9302 (international). Technical support will be available starting 30 minutes prior to the start time of the Annual Meeting.

13.	How can I vote my shares without participating in the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without participating in the Annual Meeting. If you are a stockholder of record, you may vote by proxy online by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy online by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction form provided to you by your broker, bank, trustee, or nominee.

14.	Can I change my vote or revoke my proxy?

You can change your vote or revoke your proxy at any time before it is exercised at the Annual Meeting by taking any one of the following actions: (1) follow the instructions given for changing your vote online or by telephone or deliver a valid written proxy with a later date; (2) notify the Corporate Secretary in writing that you have revoked your proxy by mail at Alphabet Inc., 1600 Amphitheatre Pkwy, Mountain View, CA 94043; or (3) vote electronically during the Annual Meeting at www.virtualshareholdermeeting.com/GOOGL25.

15.	Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Alphabet or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

16.	How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock outstanding as of the Record Date must be present or represented by proxy. Both abstentions and broker non-votes (described in Question 18) are counted for the purpose of determining the presence of a quorum.

17.	How are votes counted?

For each proposal submitted for a vote you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

Broker non-votes (described in Question 18) will not affect the outcome of any item of business being voted on at the Annual Meeting, assuming that a quorum is obtained.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or online, the shares will be voted as recommended by our Board.

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18.	What is the voting requirement to approve each of the proposals?

The approval of Proposals Number 1 through 14 in each case requires the affirmative “FOR” vote of the holders of a majority of the voting power of Alphabet’s shares of Class A common stock and Class B common stock represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class (meaning that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved).

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2025. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained.

Please note that since brokers may not vote your shares on “non-routine” matters, including the election of directors (Proposal Number 1), and each of the stockholder proposals (Proposals Number 3 through Number 14), in the absence of your specific instructions, we encourage you to provide instructions to your broker regarding the voting of your shares.

19.	Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

20.	Who will bear the cost of soliciting votes for the Annual Meeting?

Alphabet is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote online, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have also retained Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and vote tabulation. We will pay Broadridge Financial Solutions, Inc. a fee of approximately $13,000 plus reasonable out-of-pocket expenses for these services.

21.	In addition to the items of business described in this proxy statement, will there be any other matters presented at the Annual Meeting?

In addition to the 14 items of business described in this proxy statement, a stockholder has provided notice of intent to present a proposal at the Annual Meeting regarding the implementation of AI app preload capabilities in the Android OS. The persons named as proxy holders, Sundar Pichai, Anat Ashkenazi, Kent Walker, Halimah DeLaine Prado, and Kathryn W. Hall, or any of them, have discretionary authority in voting the proxies under Rule 14a-4(c) under the Exchange Act and intend to exercise such discretion to vote “AGAINST” such proposal if presented at the Annual Meeting.

Other than the above, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Sundar Pichai, Anat Ashkenazi, Kent Walker, Halimah DeLaine Prado, and Kathryn W. Hall, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

22.	Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final voting results on the Annual Meeting of Stockholders section under the heading “Governance” on our Investor Relations website at https://abc.xyz/investor/annual-meeting/. We will also disclose the final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

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Participating in the Annual Meeting

23.	How can I participate in the Annual Meeting?

You are entitled to participate in the Annual Meeting if you were a holder of Alphabet Class A or Class B common stock as of the Record Date or you hold a valid proxy for the Annual Meeting. We have adopted a virtual format for the Annual Meeting to expand convenient access to, and to make participation accessible for, stockholders from any geographic location with Internet connectivity. We believe the virtual format encourages attendance and participation by a broader group of stockholders, while also reducing the costs and environmental impact associated with meetings held in-person. The accompanying proxy materials include instructions on how to participate in the Annual Meeting and how you may vote your shares.

Alphabet stockholders of Class A or Class B common stock (or their proxy holders) as of the close of business on the Record Date can participate in and vote at the Annual Meeting by logging in with the 16-digit control number found in the box marked by the arrow for postal mail recipients of the Notice, the voting instruction form, or the proxy card, or within the body of the email for electronic delivery recipients, at www.virtualshareholdermeeting.com/GOOGL25. All others may view a live webcast of the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR on June 6, 2025, at 9:00 a.m., Pacific Time. A replay of the Annual Meeting will be available on our Investor Relations YouTube channel for approximately two weeks after the meeting.

Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process. Prior to the Annual Meeting, you may vote your proxy online, via telephone, or if you received a printed copy of your proxy materials, by mail — in each case the deadline for voting is 8:59 p.m., Pacific Time, on Thursday, June 5, 2025. To vote your shares online in advance of the Annual Meeting, go to the voting website, www.proxyvote.com and enter your 16-digit control number.

Following the adjournment of the Annual Meeting, we will set aside time to respond to questions. You may submit a question in advance of the Annual Meeting at www.proxyvote.com after logging in with your 16-digit control number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/GOOGL25. If we receive questions from multiple stockholders on the same topic or that are otherwise related, we may group and summarize the questions and provide a single response to avoid repetition.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 30 minutes before the Annual Meeting on Friday,June 6, 2025. If you have difficulty accessing the Annual Meeting or during the Annual Meeting, please call: (844) 986-0822 (toll-free) or (303) 562-9302 (international). Technical support will be available starting 30 minutes prior to the start time of the Annual Meeting.

24.	Who will serve as inspector of elections?

Our independent inspector of elections, Broadridge Financial Services, Inc. or its delegate will tabulate votes cast by proxy or electronically during the meeting.

25.	How can I contact Alphabet’s transfer agent?

Contact our transfer agent by either writing to Computershare Investor Services, PO BOX 43006, Providence, RI, 02940-3006 (courier services should be sent to Computershare Investor Services, 150 Royall Street, Suite 101, Canton, MA 02021), by telephoning shareholder services 1-866-298-8535 (toll free within the USA, US territories and Canada), or 1-781-575-2879 or by visiting Investor Centre™ portal at www.computershare.com/investor.

Stockholder Proposals, Director Nominations, and Related Bylaw Provisions

26.	What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2026 Annual Meeting of Stockholders by submitting their proposals in writing to the Corporate Secretary in a timely manner. For a stockholder proposal to be considered timely for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders, the Corporate Secretary must receive the written proposal at the email address set forth on page 102 of this proxy statement no later than Friday, December 26, 2025. If we hold our 2026 Annual Meeting of Stockholders more than 30 days before or after June 6, 2026 (the one-year anniversary date of the 2025 Annual Meeting of Stockholders), we will disclose the new deadline by which stockholder proposals must be received under Item 5 of Part II of

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our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be submitted via email:

corporatesecretary@abc.xyz

Proposals submitted by mail (Alphabet Inc., Attn: Kent Walker, Corporate Secretary, 1600 Amphitheatre Pkwy, Mountain View, CA 94043) must also be emailed to corporatesecretary@abc.xyz.

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is: (1) specified in the notice of a meeting given by or at the direction of our Board, (2) otherwise properly brought before the meeting by or at the direction of our Board, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to the Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2026 Annual Meeting of Stockholders, the Corporate Secretary must receive the written notice at our principal executive offices and/or at the email address set forth above:

•	not earlier than the close of business on Friday, February 6, 2026, and
•	not later than the close of business on Sunday, March 8, 2026.

If we hold our 2026 Annual Meeting of Stockholders more than 30 days before or after June 6, 2026 (the one-year anniversary date of the 2025 Annual Meeting of Stockholders), the notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or
•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates: Stockholders may propose director candidates for consideration by the Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board, and should be directed to the Corporate Secretary at the mailing and/or email address set forth herein. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers, and Corporate Governance—Corporate Governance and Board Matters—Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 29 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, and in order for any such nomination to be included in the company’s proxy card (the “universal proxy” as contemplated pursuant to Rule 14a-19 under the Exchange Act), the stockholder must satisfy the requirements set forth in our bylaws and under Rule 14a-19 under the Exchange Act. In addition, the stockholder must give timely notice to the Corporate Secretary in accordance with the advance notice procedure set forth in our bylaws, which, in general, requires that the Corporate Secretary receive the notice within the time period described herein under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement. Any notice of director nomination submitted to the Corporate Secretary must include the additional information required by Rule 14a-19(b) under the Exchange Act. The determination of whether any such nomination is in full compliance with all of the requirements described herein is at the sole discretion of any director of our Board (or any committee of our Board), any authorized officer of the company, and the Chair of the annual meeting of stockholders.

Copy of Bylaw Provisions: A copy of our bylaws is available at https://abc.xyz/investor/board-and-governance/bylaws/. You may also contact the Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for submitting stockholder proposals and nominating director candidates.

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Information Concerning Alphabet’s Annual Meeting of Stockholders

To Our Stockholders:

We are pleased to invite you to participate in Alphabet’s 2025 Annual Meeting of Stockholders to be held on Friday, June 6, 2025 at 9:00 a.m., Pacific Time, via our virtual meeting site at www virtualshareholdermeeting.com/GOOGL25.

If You Plan to Participate in the Annual Meeting:

•	Even if you plan to participate in the Annual Meeting, we recommend that you submit your proxy or voting instructions as described in this proxy statement so that your vote will be counted if you later decide not to participate in the Annual Meeting.
•	The accompanying proxy materials include instructions on how to participate in the Annual Meeting and how you may vote your shares.
•	You are entitled to participate in the Annual Meeting if you were a holder of Class A or Class B common stock as of the close of business on April 8, 2025 (Record Date), or hold a valid proxy for the Annual Meeting. Holders of Class A or Class B common stock as of the Record Date can participate in and vote at the Annual Meeting by logging in with the 16-digit control number (found in the box marked by the arrow for postal mail recipients of the Notice of Internet Availability of Proxy Materials, the voting instruction form, or the proxy card, or within the body of the email for electronic delivery recipients) at www.virtualshareholdermeeting.com/GOOGL25.

All others may view a live webcast of the Annual Meeting through our Investor Relations YouTube channel at www.youtube.com/c/AlphabetIR on June 6, 2025, at 9:00 a.m., Pacific Time.

•	Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process. Prior to the Annual Meeting, you may vote your proxy online, via telephone, or if you received a printed copy of your proxy materials, by mail – in each case the deadline for voting is 8:59 p.m., Pacific Time, on Thursday, June 5, 2025. To vote your shares online in advance of the Annual Meeting, go to the voting website, www.proxyvote.com and enter your 16-digit control number.
•	You may submit a question in advance of the Annual Meeting at www.proxyvote.com after logging in with your 16-digit control number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/GOOGL25.
•	We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately 30 minutes before the meeting on Friday, June 6, 2025. If you have difficulty accessing the Annual Meeting or during the Annual Meeting, please call 1-844-986-0822 (toll free) or 1-303-562-9302 (international). We will have technicians available to assist you starting 30 minutes prior to the start time of the Annual Meeting.

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SCAN TO VIEW MATERIALS & VOTE ALPHABET INC. 1600 AMPHITHEATRE PKWY MOUNTAIN VIEW, CA 94043 VOTE ONLINE Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 PM Pacific Time on June 5, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GOOGL25 You may attend the meeting via the Internet and vote during the meeting when the polls are open. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or online. To sign up for electronic delivery, please follow the instructions above to vote using the Internet before the meeting and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 8:59 PM Pacific Time on June 5, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by June 5, 2025. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V73414-P22652 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ALPHABET INC. Company Proposals - The Board of Directors recommends a vote FOR all the listed nominees in Proposal 1 and FOR Proposal 2. 1. Election of ten directors Stockholder Proposals - The Board of Directors recommends a vote AGAINST Proposals 3 to 14. Nominees: For Against Abstain For Against Abstain 3. Stockholder proposal regarding “Support for Shareholder Right to Act by Written Consent” 1a. Larry Page 1b. Sergey Brin 1c. Sundar Pichai 1d. John L. Hennessy 1e. Frances H. Arnold 1f. R. Martin “Marty” Chávez 1g. L. John Doerr 1h. Roger W. Ferguson Jr. 1i. K. Ram Shriram 1j. Robin L. Washington 4. Stockholder proposal regarding a financial performance policy 5. Stockholder proposal regarding a report on charitable partnerships 6. Stockholder proposal regarding a request to cease CEI participation 7. Stockholder proposal regarding an enhanced disclosure on climate goals 8. Stockholder proposal regarding equal shareholder voting 9. Stockholder proposal regarding a report on the due diligence process to assess human rights risks in CAHRA 10. Stockholder proposal regarding a report on risks of discrimination in GenAI 11. Stockholder proposal regarding a report on AI data usage oversight 12. Stockholder proposal regarding a human rights impact assessment of AI-driven targeted ad policies 13. Stockholder proposal regarding a report on alignment of lobbying activities with child safety policies 2. Ratification of the appointment of Ernst & Young LLP as Alphabet’s independent registered public accounting firm for the fiscal year ending December 31, 2025 14. Stockholder proposal regarding a report on online safety for children Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V73415-P22652 ALPHABET INC. Annual Meeting of Stockholders June 6, 2025, 9:00 AM Pacific Time This proxy is solicited by the Board of Directors You hereby authorize Sundar Pichai, Anat Ashkenazi, Kent Walker, Halimah DeLaine Prado, and Kathryn W. Hall, or any of them, each with full power of substitution, to represent you and vote all of the shares of Class A common stock and/or Class B common stock of Alphabet Inc. held of record as of the close of business on April 8, 2025, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Alphabet Inc. on June 6, 2025 or at any postponement or adjournment thereof. You hereby revoke all proxies previously given. The shares of stock you hold in the account will be voted as you specify on the reverse side. In their discretion, Sundar Pichai, Anat Ashkenazi, Kent Walker, Halimah DeLaine Prado, and Kathryn W. Hall, or any of them, are authorized to vote upon such other business as may properly come before the Annual Meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSAL 2, “AGAINST” PROPOSALS 3 TO 14, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSAL 2, AND “AGAINST” PROPOSALS 3 TO 14. Continued and to be signed on reverse side